UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SOTERA HEALTH COMPANY

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Our Commitment to **Safeguarding Global Health®**

Sotera Health Company (Nasdaq: SHC) is a leading global provider of mission-critical end-to-end sterilization solutions, lab testing and advisory services for the healthcare industry. The name Sotera Health was inspired by Soteria, the Greek goddess of safety, and reflects the Company's unwavering commitment to its mission, **Safeguarding Global Health®.**

5,000+ customers in 50+ countries

90+ years of sterilization and lab services

Network of 65 global facilities

Over 3,000 employees across the globe

Our Three Businesses

STERILIZATION SERVICES *Leader in sterilization services*		LAB SERVICES *Leader in lab testing & advisory services*
Sterigenics	Nordion	Nelson Labs
Comprehensive sterilization services	Gamma technologies	Expert lab testing and advisory services
Provider of mission-critical and government-mandated sterilization services	Global leader in supply of Cobalt-60, the key input for gamma sterilization	Provider of mission-critical medical device and pharmaceutical lab testing and advisory services
48 locations; 2,000+ customers	2 locations; 40+ customers	15 locations; 3,000+ customers

Living Our Mission Every Day

At Sotera Health, we are steadfast in our commitment to our mission, **Safeguarding Global Health®**. Our work helps to ensure the safety of millions of patients and healthcare workers around the globe, as well as the communities in which we operate and each of our 3,000 global team members. While our high-quality laboratory testing, our safe and reliable sterilization services and our Cobalt-60 supply expertise enables the safety of the global healthcare industry, it is our team's commitment to living our mission every day that makes an extraordinary difference.

Our Values

SAFETY
We are uncompromising in our commitment to health and well-being.

CUSTOMER FOCUS
We are driven to fulfill our customers' needs with the highest quality and care.

PEOPLE
We value our people who are part of a global team that is diverse, respectful, passionate and collaborative.

INTEGRITY
We are honest, reliable and accountable in everything we do.

EXCELLENCE
We exceed the expectations of our stakeholders and continue to improve and innovate in everything we do.

A Letter
From the Chairman of the Board

Michael B. Petras, Jr.
Chairman and Chief Executive Officer

Dear Fellow Shareholders,

Over the past year, the Board and Executive Team have remained focused on the strong execution of our strategic priorities to drive long-term value in the face of continuous global change and economic headwinds. As evidenced by our robust financial performance, the Company demonstrated tremendous resilience in the face of unprecedented inflation, challenging supply chain constraints and unpredictable global unrest.

2022 was another year of growth for Sotera Health, and I am proud of what we accomplished. Although the past year brought continued challenges, the strong foundation of our Company and our commitment to living our values were reflected in our Company's achievements, which included:

- Buttressing our position as a global leader in providing mission-critical end-to-end sterilization solutions and lab testing and advisory services for the healthcare industry;
- Maintaining a relentless focus on our mission, Safeguarding Global Health®, while nurturing a values-driven culture of safety, customer focus, people, integrity and excellence;
- Growing our Company organically by investing in facility and laboratory expansions;
- Reinforcing the safety of patients, employees and surrounding communities through continued technological and other enhancements at our North American ethylene oxide ("EO") facilities;
- Publishing our inaugural Corporate Responsibility Report; and
- Growing revenue in 2022, as we have each year since 2005.

The leadership team and I have appreciated the opportunity to share our Sotera Health story and engage with, and gain insights from, many of our shareholders. Additionally, our executive Environmental, Social and Governance ("ESG") Committee co-chairs engaged shareholders representing approximately 60% of the shares held by our public investors. Thank you for taking the time to share your feedback. We remain committed to continued engagement with our shareholders going forward.

Looking ahead, the Board, Executive Team and I are grateful for our approximately 3,000 Sotera Health employees around the world for their unwavering commitment to Safeguarding Global Health®. While continued changes and challenges will undoubtedly test our resilience and agility in the months and years ahead, the critical role Sotera Health plays in global healthcare is clear. I have the utmost confidence in the future of Sotera Health.

I also want to take a moment to thank Stephanie Geveda, who stepped down from her Director role last year in connection with her departure from Warburg Pincus. On behalf of the Board, we thank Stephanie for her valuable contributions. We are pleased to have appointed Robert Knauss to succeed Stephanie and to nominate Rob for election to the Board in this Proxy. Sean Cunningham and Vincent Petrella are also nominated for reelection as directors in this Proxy and, together with Rob, bring valuable perspectives and considerable business and finance experience to our Board.

On behalf of the Board and our Executive Team, we are deeply grateful to our employees, customers and partners for your steadfast support in 2022. To our investors, we thank you for your continued belief and investment in Sotera Health. We look forward to 2023 and beyond, and we will continue to strive to live up to, and exceed, your expectations.

Sotera Health Company 9100 South Hills Blvd, Suite 300 Broadview Heights, Ohio 44147

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date	Place	Record Date

Thursday, May 25, 2023 9:00 a.m., Eastern Daylight Time

Virtual

The 2023 Annual Meeting of Shareholders will be held through a virtual meeting platform at www.virtualshareholdermeeting.com/SHC2023. You will not be able to attend the Annual Meeting in person, but we are committed to affording shareholders who attend the virtual meeting the same rights and opportunities to participate as they would be afforded at an in-person meeting. Please see “Virtual Annual Meeting” on page 2 for additional information.

March 31, 2023 Only shareholders of record at the close of business on the Record Date are entitled to receive notice of, and vote at, the Annual Meeting.

Items of Business

∎	To elect Sean L. Cunningham, Robert B. Knauss, and Vincent K. Petrella as our Class III directors, each to serve a three-year term.

∎	To approve, on an advisory basis, named executive officer compensation.

∎	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2023.

∎	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board recommends you vote (1) FOR the election of the three nominees for directors named in this Proxy Statement, (2) FOR named executive officer compensation, and (3) FOR the ratification of our independent auditors.

Your vote is important to us. You may vote via the Internet or by telephone, or if you requested to receive printed proxy materials, by signing, dating and returning your proxy card. If you are voting via the Internet or by telephone, your vote must be received by 11:59 p.m., Eastern Daylight Time, on Wednesday, May 24, 2023. For specific voting instructions, please refer to the information provided in this Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet. If you received only a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) but you want a paper copy of the proxy materials to vote by mail, the Notice of Internet Availability includes instructions on how to request a paper copy of the proxy materials.

Whether or not you plan to attend the Annual Meeting online, we encourage you to promptly vote and submit your proxy via the Internet, by telephone or mail in advance of the meeting.

By order of the Board of Directors,

Alexander Dimitrief

Secretary

April 13, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 25, 2023. Our Proxy Statement and Annual Report to Shareholders are being made available on or about April 13, 2023 at www.proxyvote.com. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission (“SEC”).

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Limitation of Liability and Indemnification of Officers and Directors	75
Policies and Procedures for Related Party Transactions	76

OTHER INFORMATION	77
2024 Stockholder Proposals	77
Annual Meeting Advance Notice Requirements	77

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND OUR 2023 ANNUAL MEETING OF SHAREHOLDERS	78

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Proxy Statement Summary

Annual Meeting of Shareholders

PROXY STATEMENT SUMMARY

Your proxy is being solicited on behalf of the board of directors (“Board”) of Sotera Health Company (“Sotera Health”, the “Company”, “we”, “us” or “our”) to vote at the 2023 Annual Meeting of Shareholders (“Annual Meeting”). We are making this Proxy Statement available to shareholders beginning on April 13, 2023. This summary represents only selected information. We encourage you to read the entire Proxy Statement before voting.

Annual Meeting of Shareholders

Time and Date	Thursday, May 25, 2023 at 9:00 a.m., Eastern Daylight Time

Place

The Annual Meeting will be a virtual meeting held online at www.virtualshareholdermeeting.com/SHC2023 via a live audio webcast. Please see “Virtual Annual Meeting” on the following page for additional information.

Record Date	March 31, 2023

Voting

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of, and vote at, the Annual Meeting. Each share of common stock is entitled to one vote on each director nominee and one vote on each of the proposals.

Attendance	Shareholders and their duly appointed proxies may attend the meeting.

Proposals and Board Recommendations

Proposal	Description	Board Voting Recommendation

1. Election of directors	Election of Sean L. Cunningham, Robert B. Knauss, and Vincent K. Petrella as Class III directors to serve a three-year term	FOR these nominees

2. Vote to approve, on an advisory basis, named executive officer compensation (Say-on-Pay)	Advisory vote to approve our named executive officers’ compensation	FOR

3. Ratification of appointment of independent auditors	Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023	FOR

Information on Director Nominees

Information about the three nominees for Class III directors, as of March 31, 2023, is included below. Our Nominating and Corporate Governance Committee (“Governance Committee”) reviewed the individual director attributes and contributions

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Proxy Statement Summary

Information on Director Nominees

of each of the nominees (without involvement in review or discussion of their own attributes or contributions), and the Board recommends that shareholders vote FOR the election of each of these nominees.

Name and Occupation	Age	Director Since (1)	Independent	Committees

Sean L. Cunningham Managing Director, GTCR, LLC	47	2015	✓	Governance Committee; Nordion Pricing Committee; EO Litigation Committee

Robert B. Knauss Managing Director, Warburg Pincus, LLC	69	2022	✓	EO Litigation Committee

Vincent K. Petrella Former Executive Vice President, Chief Financial Officer and Treasurer, Lincoln Electric Holdings	62	2020	✓	Audit Committee (Chair); Nordion Pricing Committee; EO Litigation Committee

1.	Year in which director began service as a Company director or a member of Topco Parent’s (as defined below) board of managers.

Virtual Annual Meeting

Our Annual Meeting will be held exclusively online, in a virtual format through a live audio webcast. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 31, 2023, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/SHC2023, you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or the voting instructions you receive by email. Shareholders may vote their shares electronically during the Annual Meeting through the virtual meeting platform; for more information on how to vote your shares, please see “Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders” on page 78.

We are committed to ensuring that shareholders who attend our virtual Annual Meeting are afforded the same rights and opportunities to participate as they receive at in-person meetings. Shareholders will be able to submit questions to Sotera Health’s management and directors online, during the Annual Meeting, using the virtual meeting platform, and we will answer as many properly submitted questions as possible.

The Annual Meeting webcast will begin promptly at 9:00 a.m., Eastern Daylight Time, on May 25, 2023. Online access and check-in will begin approximately 15 minutes prior to the 9:00 a.m. start time. We encourage you to access the meeting prior to the start time to allow ample time for check-in procedures. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call 844-986-0822 (US) or 303-562-9302 (International). If there are any technical issues in convening or hosting the meeting, we plan to promptly post information to our investor relations website, https://investors.soterahealth.com/, including information on when the meeting will be reconvened.

2023 Notice and Proxy Statement	2

Responsibility
is at the heart of what we do

Safeguarding Global Health®

Sotera Health - we are over 3,000 employees united each and every day by our mission, Safeguarding Global Health®. The integrity, safety and excellence of our sterilization and lab testing services are at the heart of countless healthcare experiences and touch the lives of millions across the globe.

Our purpose, our conduct and our values are at the heart of our commitment to employee safety, strong governance, environmental responsibility and sustainability principles.

Our products and services serve broad human health and well-being needs. Whether providing critical inputs for vaccine production, preventing infection across a broad range of medical and pharmaceutical products, verifying the legitimacy of a product's testing, or providing a variety of other critical services, we strive every day to ensure healthy lives and promote well-being for people around the world. Corporate responsibility, which encompasses our ESG initiatives, is integral to our mission. Highlights from our 2022 ESG initiatives follow.

Our ESG Initiatives

ENVIRONMENTAL RESPONSIBILITY

SOCIAL RESPONSIBILITY AND STAKEHOLDER ENGAGEMENT

GOVERNANCE

ENVIRONMENTAL RESPONSIBILITY

We know that our purpose is greater than our products and services. That's why responsibility is the foundation of what we stand for and what we strive to achieve. Across our global network, we approach our Environmental, Health and Safety ("EHS") initiatives with the same passion, dedication and commitment as the mission-critical services we provide.

- Established consistent EHS metrics for leading and lagging performance indicators
- Launched a global EHS policy
- Invested in new EHS leadership positions
- Installed enhanced emission controls in several EO facilities
- Established a global sustainability vision to include the implementation of consistent tracking of sustainability metrics, such as energy, emissions, water and waste

SOCIAL RESPONSIBILITY AND STAKEHOLDER ENGAGEMENT

Every day at Sotera Health, our work has real purpose. It's meaningful, it's critical and it is aligned with our mission. With an extraordinary mission comes the need for extraordinary people, leaders and stakeholders who are engaged, inclusive and committed to our values. Through our global team of over 3,000 employees, we deliver high-quality service and are driven, responsive and dedicated to providing excellent customer, community and stakeholder care.

- Completed global employee engagement survey with 84% employee participation
- Launched first Sotera Health employee resource group, Sotera Health Women's Network
- Developed Careers and Responsibility webpages
- Conducted Time of Understanding conversations as part of the CEO Actions for Diversity and Inclusion pledge
- Completed our leadership development program, Leading For Our Future, focused on defining future corporate responsibility opportunities

GOVERNANCE

At Sotera Health, good corporate governance is fundamental to our business and our values. Integrity and Excellence, two of the Company's core values, are central to the long-term success of our Company, and we are committed to governance policies and practices that advance these values and our business goals , including Board-level oversight of our ESG initiatives.

- Completed 2022 investor outreach
- Board meets Nasdaq diversity standards
- Conducted a formal update of the Company Enterprise Risk Management assessment
- Published inaugural Corporate Responsibility Report

Shareholder Engagement in 2022

SHAREHOLDER ENGAGEMENT IN 2022

Shareholder feedback is a valuable input and is incorporated into relevant Board and committee discussions. Our executive ESG Committee, which reports to our Chief Executive Officer (“CEO”) and provides regular reports to the Governance Committee, seeks opportunities to connect with our investors to discuss current and ongoing ESG trends and hear their views about governance policies and practices. In 2022, we reached out to institutional shareholders representing approximately 60% of shares not held by affiliates to solicit feedback on ESG matters and address shareholder questions. An external ESG consultant also provides input on these discussions. These governance engagements are in addition to the discussions that our senior leadership and investor relations teams regularly have with institutional and other shareholders regarding governance and numerous other issues, which includes quarterly outreach to our largest shareholders after we release our earnings reports.

Scope of Outreach		Who We Met With

60%	We reached out to shareholders representing approximately 60% of outstanding shares not held by affiliates on ESG topics	40%	We met with shareholders representing approximately 40% of outstanding shares not held by affiliates on ESG topics

The following table highlights key themes that shareholders raised about governance matters during our engagement and how management and the Board address these issues. Shareholder feedback is shared with the Governance Committee and the Board.

What We Heard	What We Do

Classified board is disfavored by some investors	Governance Committee regularly reviews board governance structure, including board classification, to confirm that a classified board remains appropriate

Board and appropriate committees should review ESG topics	ESG topics are regular agenda items for the Governance Committee and full Board; management regularly reports to the Governance Committee and Board on ESG topics; and the Company published its first-ever Corporate Responsibility Report in 2022

Ensure directors are independent	All of our directors with the single exception of our CEO (i.e., 90% of our Board) are independent under Nasdaq standards

Oversight and disclosure related to EO risks and litigation	Continued robust and transparent disclosure of EO risks and developments in investor communications; website dedicated to EO education and updates; regular investor updates on EO developments; and comprehensive Board oversight of EO risks and litigation

Appropriate governance oversight of business risk generally	Roll out of enterprise risk management program, reporting to the Audit Committee, with each Board committee also considering risk in its areas of oversight

Enhance executive compensation disclosures	Expanded disclosures in both the 2022 and this Proxy Statement

Disclosure of more information around ESG goals and metrics	Published Corporate Responsibility Report, with further refinements around goals and metrics planned for future

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Board Composition, Nominations Process and Director Qualifications

Board Composition

BOARD COMPOSITION, NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Board Composition

Our Board of Directors represents the interests of our shareholders and oversees our business and affairs. Our Board currently consists of ten members, six of whom were members of the board of managers (“Board of Managers”) of our predecessor company, Sotera Health Topco Parent, L.P. (“Topco Parent”). Pursuant to the terms of the corporate reorganization we completed in connection with our initial public offering (“IPO”) in November 2020, Topco Parent distributed shares of Sotera Health common stock to its partners, including investment funds and entities affiliated with Warburg Pincus LLC (“Warburg Pincus”) and GTCR, LLC (“GTCR” and, together with Warburg Pincus, the “Sponsors”). At the time of our IPO, the Company, our Sponsors and certain holders of our common stock entered into a stockholders’ agreement (the “Stockholders’ Agreement”), pursuant to which our Sponsors are entitled to designate certain numbers of our directors, which are reviewed by the Governance Committee, until such time as the Sponsors’ holdings of our common stock is reduced below particular thresholds as described further therein. Six of our ten directors were designated by our Sponsors. Warburg Pincus designated Messrs. Chen, Knauss and Neary, and may currently designate up to two additional directors for election to our Board, and GTCR designated Messrs. Cunningham, Donnini and Mihas.

Ms. Geveda, who had been a Warburg Pincus designee since 2020, resigned from our Board effective October 7, 2022, in connection with her departure from Warburg Pincus. Pursuant to the Stockholders’ Agreement, Warburg Pincus designated Mr. Knauss to succeed Ms. Geveda as a director of the Company. The Governance Committee evaluated Mr. Knauss and, after taking into consideration the factors as further described in “Director Nominee Criteria and Process,” recommended that the Board appoint Mr. Knauss as a director in Class III, with a term expiring at this Annual Meeting. The Board approved Mr. Knauss’ appointment as a director, effective October 12, 2022.

Each of the three current members of Class III (Messrs. Cunningham, Knauss and Petrella) will stand for election at our Annual Meeting. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. The following table provides summary information, as of March 31, 2023, about each director, including the three nominees for election at our Annual Meeting. Additional information about each directors’ background and experience can be found in the sections “Board Skills, Experience and Attributes”, “Board Diversity” and “Proposal 1 — Election of Directors”.

Members of the Board and Standing Committees
Name	Age	Class and Year in Which Current Term Will Expire	Director Since (1)	Independent	Audit Committee	Leadership Development & Compensation Committee	Nominating & Corporate Governance Committee

Nominees for Election

Sean L. Cunningham	47	Class III — 2023	2015	Yes			✓

Robert B. Knauss	69	Class III — 2023	2022	Yes

Vincent K. Petrella	62	Class III — 2023	2020	Yes	C

Continuing Directors

Constantine S. Mihas	56	Class I — 2024	2015	Yes		✓

James C. Neary	58	Class I — 2024	2015	Yes		C

Michael B. Petras, Jr. Chairman and CEO	55	Class I — 2024	2016	No

David E. Wheadon	65	Class I — 2024	2021	Yes	✓		✓

Ruoxi Chen	39	Class II — 2025	2020	Yes			✓

David A. Donnini	57	Class II — 2025	2015	Yes			✓

Ann R. Klee	61	Class II — 2025	2020	Yes	✓		C

1. Year in which director began service as a Company director or a member of Topco Parent’s Board of Managers.	✓ Member C Committee Chair

2023 Notice and Proxy Statement	6

Board Composition, Nominations Process and Director Qualifications

Board Skills, Experience and Attributes

Board Skills, Experience and Attributes

Our Board is comprised of a group of individuals with diverse skills, experience and attributes, which provides us with a wide range of perspectives and judgment necessary to guide our strategies, monitor their execution, and advance the interests of our shareholders. As described in further detail in “Director Nominee Criteria and Process,” our Governance Committee regularly evaluates the composition of our Board. The table below summarizes several of the key characteristics of each of our directors relevant to their Board service. The table is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to our Board.

	Healthcare/ MedTech	Finance	International	Legal/ Regulatory	Technology & Science	ESG	C-Suite/ Operations	Strategy	Diversity (1)	Service on Other Public Company Boards

Name

Ruoxi Chen										—

Sean L. Cunningham										1

David A. Donnini										1

Ann R. Klee										1

Robert B. Knauss										—

Constantine S. Mihas										1

James C. Neary										1

Michael B. Petras, Jr.										—

Vincent K. Petrella										2

David E. Wheadon										2

1.	Diversity of gender and race or ethnicity. Ms. Klee has self-identified as female; Mr. Chen has self-identified as Asian, and Dr. Wheadon has self-identified as African American or Black.

As further described in “Director Nominee Criteria and Process,” all directors and director nominees must demonstrate integrity, strength of character and judgment, and have extensive business experience, specific areas of expertise and the ability to devote adequate time and effort to Board responsibilities. Additional information regarding the skills, experience and attributes of each of the three nominees for election as a director at the Annual Meeting, and for each of the continuing members of our Board, is included in directors’ individual biographies on the following pages.

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Board Composition, Nominations Process and Director Qualifications

Board Diversity

Board Diversity

Our Board composition reflects our commitment to diversity. Currently, of the ten directors on our Board, one has self-identified as a woman, one has self-identified as Asian, one has self-identified as African American or Black, one has self-identified as a member of the LGBTQ+ community, and our directors range in age from 39 to 69. We value diversity and are committed to achieving a mix of Board members that represents a diversity of skills, experience and backgrounds, including with respect to age, gender identity, sexual orientation, race, ethnicity, education, cultural background and professional experience. In furtherance of this commitment, in 2022, the Board adopted amendments to the charter of the Governance Committee and the Corporate Governance Guidelines to include an explicit commitment to include candidates with the aforementioned diversity characteristics on slates of potential nominees to fill new positions on the Board.

1.	The EO Litigation Committee and Nordion Pricing Committee are not standing committees of the Board and do not have chairs. See “Committees of the Board of Directors” on page 20 for more information.

2023 Notice and Proxy Statement	8

Board Composition, Nominations Process and Director Qualifications

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Listing Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix as of April 13, 2023
Total Number of Directors 10
	Female	Male
Part I: Gender Identity
Directors	1	9
Part II: Demographic Background
African American or Black	—	1
Alaskan Native or Native American	—	—
Asian	—	1
Hispanic or Latinx	—	—
Native Hawaiian or Pacific Islander	—	—
White	1	7
Two or More Races or Ethnicities	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

Director Nominee Criteria and Process

The Governance Committee is responsible for identifying and screening candidates, for developing and recommending candidates to the Board, for evaluating candidates recommended or nominated by shareholders (including nominees designated by our Sponsors), for recommending to the Board all nominees for election to the Board at the annual meeting of shareholders, and for recommending any other action with respect to candidates nominated by shareholders. The Governance Committee’s recommendations must be consistent with our organizational documents and applicable law, as well as the Company’s obligations under our Stockholders’ Agreement. See “Board Composition” and “Certain Sponsor Rights” on pages 6 and 16, respectively. In evaluating candidates, the Board seeks individuals of high integrity and good judgment who have a record of accomplishment in their chosen fields, and who display the independence of mind and strength of character to effectively represent the best interests of all shareholders and provide practical insights and diverse perspectives. As described above in “Board Diversity”, the Board values diversity and seeks to achieve a mix of Board members that represents a diversity of skills, experience and background, including with respect to age, gender identity, sexual orientation, race, ethnicity, education, cultural background and professional experience. In December 2022, the Board approved amendments to the Governance Committee’s charter and the Corporate Governance Guidelines to include an explicit commitment to include candidates with the aforementioned diversity characteristics on slates of potential nominees to fill new positions on the Board.

Our Governance Committee reviews with our Board, on an annual basis, the independence, skills, experience and background of Board members, and the experience, skills and background of the Board as a whole, in determining whether to recommend incumbent directors for re-election. In identifying potential new candidates for Board membership, the Governance Committee considers recommendations from directors, shareholders, management, and from time to time it will engage executive search firms to assist in the identification of qualified candidates.

Once potential director candidates are identified, the Governance Committee begins an extensive evaluation process. The evaluation and selection of qualified directors involves the consideration of many factors, including the needs of our Board at that time. In addition to those qualifications necessary to meet the requirements of our organizational documents,

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Board Composition, Nominations Process and Director Qualifications

Shareholder Nominations for Directors

applicable U.S. legal, regulatory and Nasdaq listing requirements, as well as the Company’s obligations under our Stockholders’ Agreement, the Governance Committee and Board consider the following with respect to each potential director nominee:

• Integrity	• Ability to devote adequate time and effort to Board responsibilities

• Strength of character and judgment	• Participation on other boards

• Business experience	• Specific areas of expertise

• Principles of diversity (including diversity of gender, race, ethnicity, sexual orientation, age, education, cultural background and professional experience)

Shareholder Nominations for Directors

The Governance Committee will consider potential director candidates recommended by shareholders in accordance with the procedures set forth in our Corporate Governance Guidelines, organizational documents, our Stockholders’ Agreement and applicable law. As part of this responsibility, the Governance Committee is responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board. The Governance Committee also oversees the nomination of director candidates by shareholders in accordance with our organizational documents, our Stockholders’ Agreement and applicable law.

Our amended and restated bylaws provide advance notice procedures for shareholders seeking to nominate candidates for election as directors at our annual meeting of shareholders, other than nominations made by or at the direction of the Board or pursuant to our Stockholders’ Agreement. Any shareholder nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at Sotera Health Company, 9100 South Hills Blvd, Suite 300, Broadview Heights, Ohio 44147. To be considered timely notice, a shareholder’s notice must be received by the Secretary not earlier than the opening of business 120 days before, and not later than the close of business 90 days before, the first anniversary of the date of the preceding year’s annual meeting of shareholders. If no annual meeting was held in the previous year, or if the date of the applicable annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then a shareholder’s notice, in order to be considered timely, must be received by the Secretary not earlier than the opening of business 120 days before the date of such annual meeting, and not later than the close of business on the later of (i) 90 days prior to the date of such annual meeting; and (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. No such nominations were made for the Board’s consideration this year.

2023 Notice and Proxy Statement	10

Proposal 1: Election of Directors

Nominees for Election as Class III Directors

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently comprises ten directors, divided into three classes, each of whose members serve for staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors.

The members of the classes are divided as follows:

•	the Class III directors are Mr. Cunningham, Mr. Knauss and Mr. Petrella, and their term will expire at the Annual Meeting;

•	the Class I directors are Mr. Mihas, Mr. Neary, Mr. Petras and Dr. Wheadon and their term expires at the Annual Meeting of Shareholders in 2024; and

•	the Class II directors are Mr. Chen, Mr. Donnini and Ms. Klee, and their term expires at the Annual Meeting of Shareholders in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires. In accordance with our Corporate Governance Guidelines, because the election of directors at the Annual Meeting is uncontested, a director nominee must receive more votes cast “FOR” than “AGAINST” his election in order to be elected.

Our amended and restated certificate of incorporation does not provide for cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of common stock (i.e., our Sponsors) can elect all of the directors standing for election, and the holders of the remaining shares are not able to elect any directors, subject to their rights under our Stockholders’ Agreement.

Nominees for Election as Class III Directors

At the Annual Meeting, the shareholders will vote to elect the three Class III director nominees to serve until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified. On the recommendation of the Governance Committee, our Board has unanimously nominated Sean L. Cunningham, Robert B. Knauss, and Vincent K. Petrella for election to our Board. If any one of the director nominees becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.

The following biographical descriptions of each director includes the primary individual experience, qualifications, attributes and skills and a brief statement of those aspects of our directors’ backgrounds that led us to conclude that each director should serve as a member of our Board.

Sean L. Cunningham Age: 47 Director

Biographical Information: Sean L. Cunningham has served as a member of our Board since October 2020 and was a member of Topco Parent’s Board of Managers from 2015 to November 2020. Mr. Cunningham joined GTCR in 2001 and is currently a managing director of the firm. Prior to joining GTCR, he worked as a consultant with Boston Consulting Group. Mr. Cunningham is a director of Maravai LifeSciences and several private companies. He holds A.B. and B.E. degrees in engineering sciences from Dartmouth College and an M.B.A. from the Wharton School at the University of Pennsylvania.

Qualifications: He was selected to serve on our Board because of his wide range of experience overseeing and assessing the performance of companies in our industry, decades-long investment practice and extensive knowledge of strategy and business development.

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Proposal 1: Election of Directors

Nominees for Election as Class III Directors

Robert B. Knauss Age: 69 Director

Biographical Information: Robert B. Knauss has served as a member of our Board since October 2022. Mr. Knauss is a managing director at Warburg Pincus. Mr. Knauss joined Warburg Pincus in 2013 and served as its general counsel from 2013 until 2020. He currently advises on legal, policy, regulatory and compliance matters at Warburg Pincus. Prior to joining Warburg Pincus, Mr. Knauss was a partner at Munger, Tolles & Olson LLP in Los Angeles, where he focused primarily on mergers and acquisitions, corporate finance and securities and private equity. Before joining Munger, Tolles & Olson in 1981, he served as a law clerk for Justice William H. Rehnquist of the Supreme Court of the United States and the Honorable Walter R. Mansfield of the United States Court of Appeals for the Second Circuit. Mr. Knauss received an A.B. from Harvard University and a J.D. from the University of Michigan Law School.

Qualifications: He was selected to serve on our Board because of his significant experience overseeing legal, regulatory and compliance matters, and his expertise with respect to finance, strategy and business development.

Vincent K. Petrella Age: 62 Director

Biographical Information: Vincent K. Petrella has served as a member of our Board since November 2020. Mr. Petrella served as the executive vice president, chief financial officer and treasurer at Lincoln Electric Holdings, Inc., a welding, cutting and brazing products manufacturer from 2004 until April 2020. Prior to that role, he served as vice president, corporate controller from 1997 to 2003 and as internal audit manager from 1995 to 1997. Before Lincoln Electric Holdings, Inc., Mr. Petrella was an auditor at PricewaterhouseCoopers. He is a board member of Applied Industrial Technologies, Inc. and the Gorman-Rupp Company. Mr. Petrella holds a B.A. in business administration (accounting) from Baldwin Wallace University and is a Certified Public Accountant in Ohio (inactive).

Qualifications: He was selected to serve on our Board because of his significant global finance, accounting and international business development experience, his expertise with respect to audit committees and his wide-ranging experience as a director.

The Board recommends a vote “FOR” the election of each of the director nominees set forth above to serve until the 2026 Annual Meeting of Shareholders.

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Proposal 1: Election of Directors

Directors Continuing in Office

Directors Continuing in Office

Seven directors are serving for terms that end after the Annual Meeting, at the 2024 or 2025 Annual Meetings of Shareholders. The following brief biographical descriptions include certain information regarding our directors’ individual experience, qualifications, attributes and skills and a brief statement of those aspects of our directors’ backgrounds that led us to conclude that they should serve as directors.

Class I Directors (Term Expires at 2024 Annual Meeting)

Constantine S. Mihas Age: 56 Director

Biographical Information: Constantine S. Mihas has served as a member of our Board since October 2020 and was a member of Topco Parent’s Board of Managers from 2015 through November 2020. Mr. Mihas joined GTCR in 2001 and is currently a managing director of the firm. Prior to joining GTCR, Mr. Mihas was chief executive officer and co-founder of Delray Farms, a specialty food retailer. Prior to Delray Farms, he was with McKinsey & Company. Mr. Mihas leads the healthcare group at GTCR and has been instrumental in building the firm’s expertise in life sciences and medical devices. He is a director of Maravai LifeSciences and several private companies. Mr. Mihas holds a B.S. with high distinction in finance and economics from the University of Illinois, Chicago and an M.B.A. with distinction from the Harvard Business School.

Qualifications: He was selected to serve on our Board because of his significant financial and investment experience, wide-ranging experience as a director and deep familiarity with our Company.

James C. Neary Age: 58 Director

Biographical Information: James C. Neary has served as a member of our Board since October 2020 and was a member of Topco Parent’s Board of Managers from 2015 through November 2020. Mr. Neary is a managing director and partner at Warburg Pincus and joined the firm in 2000. Mr. Neary is co-head of U.S. Private Equity at Warburg Pincus, and a member of the firm’s investment management group and executive management group. From 2013 to 2020, he led the firm’s industrial and business services group, and from 2019 to 2021 he was co-head of the firm’s healthcare group. From 2010 to 2013, he led the firm’s late-stage efforts in the technology and business services sectors. From 2004 to 2010, he was co-head of the firm’s technology, media and telecommunications investment efforts. Mr. Neary serves on the board of directors of WEX Inc. and several private companies. He was on the board of directors of Endurance International Group Holdings, Inc. from 2013 to 2021. He holds a B.A. in economics and political science from Tufts University and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University, where he was the Eugene Lerner Finance Scholar.

Qualifications: He was selected to serve on our Board because of his extensive knowledge of strategy and business development, wide-ranging experience as a director and deep familiarity with our Company.

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Proposal 1: Election of Directors

Directors Continuing in Office

Michael B. Petras, Jr. Age: 55 Chairman and CEO

Biographical Information: Michael B. Petras, Jr. has served as our Chief Executive Officer since June 2016 and as the Chairman of our Board since October 2020. He also served as the Chairman of Topco Parent’s Board of Managers from January 2019 through November 2020 and as a member of Topco Parent’s Board of Managers from June 2016 through November 2020. Prior to joining Sotera Health, Mr. Petras served as chief executive officer of Post-Acute Solutions at Cardinal Health, Inc., a multinational healthcare services company, from 2015 to 2016 and chief executive officer of Cardinal Health at-Home at Cardinal Health, Inc. from 2013 to 2015. From 2011 to 2013, he was the chief executive officer for AssuraMed Holdings, Inc., a medical products supplier owned by the Clayton, Dubilier & Rice and Goldman Sachs private equity firms, which was sold to Cardinal Health, Inc. in 2013. From 2008 to 2011, Mr. Petras was president and chief executive officer at GE Lighting, a General Electric Company business unit. During his approximately 20-year career at GE, he held several management positions in multiple disciplines. Mr. Petras holds a B.S.B.A. in finance from John Carroll University and an M.B.A. in marketing from Case Western Reserve University.

Qualifications: He was selected to serve on our Board because of his perspective as our Chief Executive Officer as well as his extensive commercial, financial and general management experience across many global industries.

David E. Wheadon Age: 65 Director

Biographical Information: David E. Wheadon, M.D. has served as a member of our Board since May 2021. Dr. Wheadon served as senior vice president of global regulatory affairs, patient safety, and quality assurance at AstraZeneca Plc from December 2014 to July 2019. Prior to that, he was executive vice president, research and advocacy at Juvenile Diabetes Research Foundation International Inc., from May 2013 to December 2014, and senior vice president, scientific and regulatory affairs at Pharmaceutical Research and Manufacturers of America (PhRMA), from January 2009 to May 2013. Dr. Wheadon served as vice president, global pharmaceutical regulatory and medical science, and group vice president, global pharmaceutical regulatory affairs at Abbott Laboratories from 2005 to 2009. Prior to Abbott Laboratories, Dr. Wheadon held senior regulatory and clinical development leadership positions at GlaxoSmithKline Plc and Eli Lilly and Company. Dr. Wheadon serves on the board of directors of Karuna Therapeutics, Inc. and Vaxart, Inc., and was a board member of ChemoCentryx, Inc. from May 2022 to October 2022 and of Assertio Holdings, Inc. from September 2019 to December 2020. Dr. Wheadon holds an A.B. in biology, cum laude, from Harvard College and an M.D. from Johns Hopkins University. He completed his post-doctoral psychiatry fellowship at the Boston VA Medical Center and Tufts New England Medical Center.

Qualifications: Dr. Wheadon was selected to serve on our Board because of his extensive experience in the biopharmaceutical industry and for his expertise in global health policy and regulatory affairs, product quality and patient safety.

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Proposal 1: Election of Directors

Directors Continuing in Office

Class II Directors (Term Expires at 2025 Annual Meeting)

Ruoxi Chen Age: 39 Director

Biographical Information: Ruoxi Chen has served as a member of our Board since November 2020. Mr. Chen is a managing director at Warburg Pincus, focusing on investments in the healthcare sector, and joined the firm in 2011. Prior to joining Warburg Pincus, Mr. Chen worked at the Carlyle Group in the U.S. Buyout Fund and in investment banking at Citigroup. He is currently a board member of several private healthcare companies. He was on the board of directors of Silk Road Medical Inc. from April 2019 to December 2020. He received a B.S. magna cum laude in economics and computer science from Duke University and an M.B.A. from Harvard Business School.

Qualifications: He was selected to serve on our Board because of his extensive knowledge of strategy and business development in the healthcare sector, his wide-ranging experience as a director and deep familiarity with our Company.

David A. Donnini Age: 57 Director

Biographical Information: David A. Donnini has served as a member of our Board since October 2020 and was a member of Topco Parent’s Board of Managers from 2015 through November 2020. Mr. Donnini joined GTCR in 1991 and is currently a managing director of the firm. Prior to joining GTCR, he worked as an associate consultant at Bain & Company. He leads GTCR’s business services efforts. Mr. Donnini serves on the board of directors of Vivid Seats Inc. and several private companies. He holds a B.A. in economics, summa cum laude, from Yale University and an M.B.A. from Stanford University, where he was an Arjay Miller Scholar and Robichek Finance Award winner.

Qualifications: He was selected to serve on our Board because of his significant financial and investment experience, wide-ranging experience as a director and deep familiarity with our Company.

Ann R. Klee Age: 61 Director

Biographical Information: Ann R. Klee has served as a member of our Board since October 2020 and was a member of Topco Parent’s Board of Managers from May 2020 through November 2020. Ms. Klee served as the executive vice president, Business Development & External Affairs at Suffolk Construction, a vertically integrated construction company, from February 2020 until March 2021. Prior to that, she was the vice president, Environment Health & Safety at General Electric Company (“GE”), a multinational conglomerate, from February 2008 to September 2019, and the vice president, Boston Development & Operations at GE from January 2016 to September 2019. At GE, she was also the president of the GE Foundation from August 2015 to September 2019, where she oversaw the company’s $140 million annual charitable contributions. She was a partner at Crowell & Moring in Washington, D.C. from 2006 to 2007, where she served as co-chair of the firm’s Environment and Natural Resources Group. Prior to Crowell & Moring, she served as general counsel to the USEPA, as counselor and special assistant to the Secretary of the U.S. Department of the Interior and as chief counsel to the U.S. Senate’s Environment and Public Works Committee. Ms. Klee is a director at Wabtec Corporation where she chairs the compensation and management development committee and the EHS subcommittee of the nominating and corporate governance committee of the board of directors. She holds a B.A. with High Honors in classics from Swarthmore College and a J.D. from the University of Pennsylvania Carey Law School.

Qualifications: She was selected to serve on our Board because of her extensive experience as an environmental lawyer managing complex litigation, and for her expertise in environmental law, regulation and policy and corporate ESG matters.

15

Corporate Governance

Structure and Role of the Board of Directors

CORPORATE GOVERNANCE

Structure and Role of the Board

Certain Sponsor Rights

Our Stockholders’ Agreement provides that investment funds and entities affiliated with Warburg Pincus are entitled to designate up to:

•

five directors for election to our Board for so long as certain investment funds and entities affiliated with Warburg Pincus hold 80% or more of the shares of our common stock that they held immediately following our IPO;

•

four directors for election to our Board for so long as certain investment funds and entities affiliated with Warburg Pincus hold 60% or more of the shares of our common stock that they held immediately following our IPO;

•

three directors for election to our Board for so long as certain investment funds and entities affiliated with Warburg Pincus hold 40% or more of the shares of our common stock that they held immediately following our IPO;

•

two directors for election to our Board for so long as certain investment funds and entities affiliated with Warburg Pincus hold 20% or more of the shares of our common stock that they held immediately following our IPO; and

•

one director for election to our Board for so long as certain investment funds and entities affiliated with Warburg Pincus hold 6 2/3% or more of the shares of our common stock that they held immediately following our IPO.

At present, Warburg Pincus holds 88.6% of the shares of our common stock that they held immediately following our IPO.

In addition, our Stockholders’ Agreement provides that investment funds and entities affiliated with GTCR are entitled to designate up to:

•

three directors for election to our Board for so long as certain investment funds and entities affiliated with GTCR hold 70% or more of the shares of our common stock that they held immediately following our IPO;

•

two directors for election to our Board for so long as certain investment funds and entities affiliated with GTCR hold 40% or more of the shares of our common stock that they held immediately following our IPO; and

•

one director for election to our Board for so long as certain investment funds and entities affiliated with GTCR hold 10% or more of the shares of our common stock that they held immediately following our IPO.

At present, GTCR holds 88.6% of the shares of our common stock that they held immediately following our IPO.

Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by our Board, subject to the rights of any holders of any series of our preferred stock; provided that, without the consent of Warburg Pincus or GTCR, the authorized number of directors may not exceed eleven as long as investment funds and entities affiliated with either Warburg Pincus or GTCR are entitled to designate at least one director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing changes in our control or management.

Subject to restrictions under applicable law or the Nasdaq rules, our Stockholders’ Agreement provides that each of Warburg Pincus and GTCR is entitled to representation on each Board committee proportionate to the number of directors they are entitled to designate on our Board. Consistent with Nasdaq’s heightened independence standards for audit committees, no Sponsor-designated director is represented on our Audit Committee. In addition, Warburg Pincus is entitled to appoint the chairperson of our Leadership Development and Compensation Committee for so long as Warburg Pincus has the right to designate at least one director for election to our Board. See “Stockholders’ Agreement” on page 74 for additional information about our Stockholders’ Agreement.

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Corporate Governance

Director Independence

Our amended and restated certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our shareholders would be entitled to cast in an annual election of directors; provided that for so long as investment funds and entities affiliated with either Warburg Pincus or GTCR, collectively, hold at least a majority of our outstanding capital stock, a director designated by investment funds and entities affiliated with either Warburg Pincus or GTCR, respectively, may be removed with or without cause by the affirmative vote of the holders of a majority of our outstanding capital stock and with the consent of Warburg Pincus or GTCR, respectively.

Director Independence

Our Board, together with the Governance Committee and the Company’s legal counsel, conducts an annual review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of our directors and director nominees, with the exception of Mr. Petras, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors and director nominees is “independent” as that term is defined under the listing standards of the Nasdaq. In making these determinations, the Board considered the current and prior relationships that each director and director nominee has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including each director and director nominee’s beneficial ownership of our capital stock, and transactions involving them and the Company, if any, further described in the section titled “Certain Relationships and Related Party Transactions”.

The Sponsors beneficially own shares representing a majority of the outstanding shares of our common stock. As a result, we are considered a “controlled company” within the meaning of the Nasdaq rules. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, group or another company may elect not to comply with certain Nasdaq corporate governance standards, including:

•	the requirement that a majority of the Board consist of independent directors;

•

the requirement that our director nominations be made, or recommended to the full board of directors, by our independent directors or by a nominations committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•	the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees.

Although we qualify as a “controlled company,” we do not currently rely on this exemption and intend to continue to comply fully with all corporate governance requirements under the Nasdaq corporate governance standards for non-controlled companies.

Board Structure and Leadership

In accordance with our amended and restated certificate of incorporation, and as permitted by the General Corporation Law of the State of Delaware (“DGCL”), our Board is divided into three classes. Our classified Board structure has been in place since our IPO. While the Board believes its current structure continues to be in the best interests of the Company and our shareholders at this time, the Governance Committee annually considers the Board’s classified structure and will make recommendations to the Board with respect thereto as the Governance Committee deems appropriate.

Our Corporate Governance Guidelines provide that the chair of our Board (the “Chair” or “Chairman”) may or may not be an officer or employee of the Company. It is the policy of the Company that the positions of the Chair and the CEO be held by the same person, except in unusual circumstances. The principal duty of the Chair is to lead and oversee the Board. Mr. Petras has served as our CEO since June 2016. He was chairman of the Board of Managers of Topco Parent from

17

Corporate Governance

Board Structure and Leadership

January 2019 through November 2020 and has been Chairman since October 2020. The Board believes that combining the Chair and CEO roles is currently the most effective leadership structure because of Mr. Petras’ extensive knowledge of and experience in the Company’s operations, his knowledge of the industries we serve and his collaborative working and leadership style.

If the Chairman is also the CEO, the independent directors may, but are not required to, select a lead director. We do not currently have a lead director. The Board believes that its function to monitor the performance of senior management is fulfilled by the presence of independent directors of stature who have substantive knowledge of the Company’s business. Pursuant to our Corporate Governance Guidelines, our independent directors are required to meet at least two times per year without management present. See “Executive Sessions.” Given our independent directors’ open and active communications, at this time the Board believes its current leadership structure is appropriate.

Our Governance Committee annually considers the Board’s leadership structure, including the combined Chair and CEO roles, and the appointment of a lead director, and will make recommendations to the Board with respect thereto as the Governance Committee deems appropriate.

Board Role in Risk Oversight

Our Board is responsible for overseeing senior management’s risk management responsibilities, including assessing senior management’s processes for identifying and managing risks. This is carried out at the level of the full Board and through its five committees.

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Corporate Governance

Board Role in Risk Oversight

An important element of the Board’s oversight involves regular interaction with senior management. The Board receives regular reports throughout the year from senior management, including from senior management in each of our three business units, to ensure the Board is well informed of risk exposures related to our strategy and operations, including regarding environmental, health and safety, sustainability, quality, legal, financial and reporting, and human capital management risks. In addition, the Board has tasked each of its committees with the following risk-related responsibilities, described in more detail in the section, “Committees of the Board of Directors”:

Primary Areas of Risk Oversight

Audit Committee

•   Receives regular briefings from the internal audit function regarding our systems of internal control and reviews and discusses the capacity and performance of the internal audit function.

•   Regularly reviews with management our major financial risk and enterprise exposures, including cybersecurity risk.

•   Regularly reviews significant regulatory and litigation matters.

•   Reviews any significant reports received through our Global Ethics Line.

Leadership Development and Compensation Committee	• Oversees the compensation program for our senior executive team and evaluates any major compensation-related risk exposure. • Reviews senior executive succession plans.
Nominating and Corporate Governance Committee

•   Assesses risks related to our corporate governance practices and the independence of directors.

•   Oversees our program related to corporate responsibility and sustainability, including environmental (e.g., climate change), social, and corporate governance matters.

EO Litigation Committee	• Receives regular briefings regarding ongoing litigation related to EO. • Oversees our strategy related to EO litigation.
Nordion Pricing Committee

•   Reviews and approves Nordion customer contracts to ensure confidentiality and appropriate risk management and to prevent confidential information related to Nordion’s customers from being shared with individuals involved in the day-to-day operations of Sterigenics.

Board Meetings and Attendance

All directors are expected to attend all meetings of the Board and all meetings of the committees of the Board on which they serve, as well as our annual meeting of shareholders. The Board met seventeen times in 2022 and each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was a director or committee member, with the average attendance exceeding 96%. In addition, all directors attended the 2022 Annual Meeting of Stockholders.

Executive Sessions

Executive sessions are typically scheduled immediately after each regular Board meeting. Throughout 2022, directors met in regular executive sessions, both with the Chairman and without the Chairman or any other member of management

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Corporate Governance

Committees of the Board of Directors

present. Each of the Audit Committee, Governance Committee and Leadership Development and Compensation Committee met in executive sessions without members of management present. In addition to meeting in executive sessions, the Audit Committee held regularly scheduled private sessions with our Chief Financial Officer and internal audit leadership.

Committees of the Board of Directors

We have an Audit Committee, a Leadership Development and Compensation Committee (“LD&C Committee”), a Governance Committee, an EO Litigation Committee, and a Nordion Pricing Committee. The composition and responsibilities of each of the committees of our Board are described below. The Governance Committee is responsible for reviewing committee membership and making recommendations to the Board regarding committee composition, consistent with the Company’s organizational documents, our Stockholders’ Agreement and applicable law. Members serve on committees until their resignation or until otherwise determined by our Board. Our Board may change the membership of committees or establish other committees as it deems necessary or appropriate from time to time. Most recently, in October 2022, upon the recommendation of the Governance Committee, the Board formed the EO Litigation Committee.

Audit Committee

The Audit Committee’s main purpose is to oversee our accounting and financial reporting processes, our relationship with our independent auditors, our compliance with legal and regulatory requirements and our policies and procedures with respect to risk assessment and risk management.

In carrying out this purpose, the Audit Committee:

•

oversees the design, implementation, adequacy and effectiveness of our disclosure controls and procedures, system of internal controls over financial accounting, internal audit function and the preparation and audit of our consolidated financial statements;

•

appoints our independent registered public accounting firm annually, reviews the annual audit plan, approves audit and pre-approves any non-audit related services provided to us, evaluates independent auditor qualifications and performance and ensures their independence;

•

oversees procedures for the receipt, retention and treatment of complaints about accounting, internal accounting controls or audit matters, and for the confidential and anonymous submission of complaints by employees concerning such matters;

•	reviews and approves, or ratifies, in accordance with our policies, all related party transactions as defined by applicable rules and regulations;

•	oversees legal and regulatory matters and reviews and approves the adequacy and effectiveness of our compliance policies and procedures, including the global code of conduct;

•

approves the annual internal audit plan and budget, reviews with internal audit the results of the audit work at least annually and more frequently as provided in the policy for reporting financial accounting and auditing concerns, as approved by the Committee, and at least annually reviews the performance of the internal audit team; and

•	oversees Company policies and practices with respect to financial risk assessment and risk management.

The Audit Committee met five times in 2022. The current members of the Committee are Mr. Petrella (chair), Ms. Klee and Dr. Wheadon. Each member of the Committee is “independent” as defined under the Nasdaq rules and Rule 10A-3 of the Exchange Act. Our Board has determined that each director appointed to the Audit Committee is financially literate, and the Board has determined that Mr. Petrella is a financial expert.

Our Audit Committee operates under a written charter, which is available on our Investor Relations website at https://investors.soterahealth.com/.

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Corporate Governance

Committees of the Board of Directors

Leadership Development and Compensation Committee

The purpose of the LD&C Committee is to oversee the compensation of our directors and employees, including our CEO and other executive officers and to oversee management development and succession planning and related matters.

In carrying out these duties, the LD&C Committee:

•	reviews and approves our corporate goals relevant to compensation and evaluates the performance of our CEO and other executive officers against those goals;

•	determines the compensation of our CEO and other executive officers based on their evaluations, competitive market data pertaining to compensation at comparable companies and other relevant factors;

•	administers and executes discretionary authority over the issuance of equity awards under our equity incentive plan;

•	evaluates any applicable post-service arrangements for our CEO and other executive officers;

•

reviews on a periodic basis the operation and structure of our compensation program, considering our business strategy, the results of any most recent Say-on-Pay vote and relative competitiveness against the market;

•	advises the Board with respect to our Board and committee compensation;

•

produces the Compensation Committee Report on executive officer compensation and reviews and discusses with management the “Compensation Discussion and Analysis” section proposed for inclusion in our SEC filings; and

•	oversees short-term and long-term management succession planning and leadership assessment and development.

The LD&C Committee met six times in 2022. The members of the LD&C Committee are Mr. Neary (chair) and Mr. Mihas. Each of Messrs. Neary and Mihas is “independent” as defined under the Nasdaq rules.

Our LD&C Committee operates under a written charter, which is available on our Investor Relations website at https://investors.soterahealth.com/.

Nominating and Corporate Governance Committee

The Governance Committee’s main purpose is to identify and evaluate individuals qualified to become Board members consistent with criteria approved by the Board, to recommend for the Board’s approval the slate of nominees for proposal to shareholders for election to the Board, develop and recommend to the Board for approval a set of Corporate Governance Guidelines, lead the annual review of the performance of the Board and each of its standing committees, and oversee our program related to corporate responsibility and sustainability, including ESG initiatives.

In carrying out this purpose, the Governance Committee:

•

evaluates the composition, size, organization, performance and governance of the Board and each of its committees, and makes recommendations to the Board about the appointment of directors to committees of the Board;

•

monitors developments and oversees our practices and policies related to corporate responsibility and sustainability, including environmental (e.g., climate change), social, and corporate governance issues;

•	develops policies and criteria for considering director nominees for election to the Board, including as appropriate to conduct director independence determinations; and

•	ensures compliance with the Corporate Governance Guidelines and reviews and recommends any changes to the Board on an annual basis.

The Governance Committee met four times in 2022. The members of the Governance Committee are Ms. Klee (chair), Mr. Chen, Mr. Cunningham, Mr. Donnini and Dr. Wheadon. Each member of the Committee is “independent” as defined under the Nasdaq rules.

Our Governance Committee operates under a written charter, which is available on our Investor Relations website at https://investors.soterahealth.com/.

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Corporate Governance

Corporate Governance Policies and Practices

EO Litigation Committee

The EO Litigation Committee was formed in October 2022 to oversee the Company’s management of litigation involving EO.

The Committee monitors litigation developments, oversees our overall litigation strategy, and reports to and makes recommendations to the Board regarding actions the Committee deems necessary or advisable. The members of the EO Litigation Committee are Messrs. Cunningham, Knauss and Petrella and Ms. Klee.

Nordion Pricing Committee

The Nordion Pricing Committee oversees matters related to Nordion’s pricing that require review of sensitive or confidential customer information. The main purpose of this Committee is to prevent confidential information relating to Nordion’s customers from being shared with individuals who are involved in the day-to-day operations of Sterigenics. The members of the Nordion Pricing Committee are Messrs. Chen, Cunningham and Petrella. Ms. Geveda was on the Committee until her resignation from the Board in October 2022, at which time Mr. Chen joined the committee.

Corporate Governance Policies and Practices

Corporate Governance Guidelines

The Governance Committee is responsible for reviewing our Corporate Governance Guidelines annually and recommending amendments to the Board as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively. In December 2022, the Board approved amendments to the Corporate Governance Guidelines to clarify the qualifications that the Governance Committee will consider during the recruitment and selection of directors. The Governance Committee is committed to including candidates who reflect diverse backgrounds, including diversity of gender, race, ethnicity, sexual orientation, age, education, cultural background and professional experience. In addition, the Board approved amendments to the Corporate Governance Guidelines to clarify that, when reviewing compensation of our CEO and executive officers, the LD&C Committee will consider competitive market data pertaining to compensation at comparable companies and such other factors as it deems relevant. The full text of our Corporate Governance Guidelines is accessible on our investor relations website at https://investors.soterahealth.com/.

Board and Committee Self-Evaluations

The Board and each standing committee conduct annual self-evaluations. Consistent with its charter, the Governance Committee led the Board evaluation process and oversaw the annual evaluation of the performance of each standing committee of the Board. The chair of the Governance Committee reports to the Board conclusions about the effectiveness and performance of the Board and may make recommendations to the Chair regarding proposed changes considered appropriate for the Board’s consideration.

Code of Business Conduct and Ethics

Our Board has adopted procedures and policies to comply with the Sarbanes-Oxley Act of 2002 and the rules adopted by the SEC and the Nasdaq, including a global code of conduct applicable to all employees, including our CEO, Chief Financial Officer (“CFO”) and other executive and senior financial officers and all persons performing similar functions. Our global code of conduct is available on our website. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable U.S. federal securities laws and the corporate governance rules of the Nasdaq.

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Corporate Governance

Code of Business Conduct and Ethics

Promoting Integrity

Integrity is one of our core values. We expect the highest standards of integrity from our employees when dealing with customers, suppliers, regulators and each other. If employees do not feel comfortable or are otherwise unable to raise with their manager questions or concerns regarding ethics, compliance with laws, regulations or policies, or workplace culture, employees are expected and encouraged to promptly report those questions or concerns on our Global Ethics Line. Our Global Ethics Line is available 24-hours a day, 7-days a week to every employee worldwide. Live telephonic assistance is available via a tollfree number with operators available in multiple languages. Reports may also be made via electronic submission through our Global Ethics Line web portal. All reporters have the option of remaining anonymous to the extent permitted by local laws and regulations.

Calls to our Global Ethics Line are received by a third-party vendor that promptly reports the issue to our internal investigations team. Pursuant to our whistleblower policy, general reports received via our Global Ethics Line are transmitted to an internal review team from the legal department or human resources, as appropriate. Certain reports, including those related to fraud or error in the preparation or reporting of the Company’s financial condition, are referred to an internal review team composed of at least the General Counsel, CFO and one member of the Company’s disclosure committee. Any reports raising a potentially material issue will be promptly sent to the chair of the Audit Committee for review. Our General Counsel reports to the Audit Committee at least quarterly regarding any other significant issues raised through the Global Ethics Line.

Our whistleblower policy prohibits retaliation against anyone who raises a question or concern or assists in the subsequent investigation of a question or concern.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board, a Board committee, or to individual directors regarding matters related to the duties and responsibilities of the Board may do so by addressing such communications or concerns to board@soterahealth.com. The Secretary reviews all communications sent to the Board. Inquiries that relate to the functions of the Board or a Board committee will be relayed to the Board, Board committee, or to individual directors, as appropriate. The Secretary will not relay to the Board or its members inquiries unrelated to the duties and responsibilities of the Board or its committees, including complaints, solicitations, advertisements, service or product inquiries, or materials that are threatening or illegal.

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Non-Employee Director Compensation

2022 Non-Employee Director Compensation Table

NON-EMPLOYEE DIRECTOR COMPENSATION

2022 Non-Employee Director Compensation Table

The following table sets forth information regarding the compensation earned by or paid to each person who served as a non-employee director of our Board during 2022. We reimburse directors for reasonable out-of-pocket expenses incurred in connection with their service to the Board and covered such expenses in 2022. Mr. Petras, our Chairman and CEO, receives no compensation for his service as a director and is not included in this table. The compensation received by Mr. Petras as CEO is presented in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total

James C. Neary	$ 95,000	$225,000	$320,000

Stephanie M. Geveda	57,677	225,000	282,677

David A. Donnini	77,500	225,000	302,500

Constantine S. Mihas	80,000	225,000	305,000

Sean L. Cunningham	77,500	225,000	302,500

Ann R. Klee	97,500	225,000	322,500

Robert B. Knauss	16,508	—	16,508

Vincent K. Petrella	100,000	225,000	325,000

Ruoxi Chen	77,500	225,000	302,500

David E. Wheadon	85,000	225,000	310,000

1.

Reflects cash retainer payments paid for service on our Board or any committee of our Board in 2022. In the case of Ms. Geveda, payments were pro-rated from the time of her resignation from the Board on October 7, 2022. Payments to Mr. Knauss are pro-rated from his start of service on October 12, 2022. See “Non-Employee Director Compensation Policy”.

2.

Amounts in this column reflect the aggregate grant date fair value of share-based compensation awarded during the year. The grant date fair value of this compensation was computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 16, “Share-Based Compensation” and Note 1, “Significant Accounting Policies” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The grant date fair value does not necessarily correspond to the actual economic value that may be realized for these awards. Ms. Geveda’s unvested May 2022 RSU award was forfeited upon her resignation. See “Non-Employee Director Compensation Policy”. Mr. Knauss did not receive a 2022 RSU award as his service began in October 2022. As of December 31, 2022, each of our non-employee directors (except Ms. Geveda and Mr. Knauss) had 10,643 restricted stock units outstanding that were granted on May 27, 2022.

Non-Employee Director Compensation Policy

Our Board adopted a compensation policy for non-employee directors, which became effective in connection with our IPO. Pursuant to this policy, non-employee directors receive the compensation described below. Our non-employee director compensation policy may be amended by our Board from time to time.

Cash Compensation

Each non-employee director is entitled to receive an annual cash retainer of $75,000 as remuneration for service to the Company, with an additional $7,500 for service on the Audit Committee (or, in the case of the chair of such Committee, $25,000), an additional $5,000 for service on the LD&C Committee (or, in the case of the chair of such Committee, $20,000), and an additional $2,500 for service on the Governance Committee (or, in the case of the chair of such Committee, $15,000). There is no additional compensation for service on the EO Litigation or Nordion Pricing Committees. The annual cash retainer is paid on a quarterly basis, pro-rated for any non-employee director whose service (or whose service in any of the additional capacities described above) begins or ends in the midst of a calendar year.

2023 Notice and Proxy Statement	24

Non-Employee Director Compensation

Non-Employee Director Compensation Policy

Equity Compensation

Each non-employee director is entitled to receive an annual grant of restricted stock units (“RSUs”) under the Sotera Health Company 2020 Omnibus Incentive Plan with a grant date fair value of $225,000. Such RSUs are time-based and will vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the date immediately prior to the Company’s next regular annual meeting of shareholders, in each case, subject to the director’s continued service through such date. Annual grants of RSUs are generally made on the day immediately after our regular annual meeting of shareholders to non-employee directors who are serving on our Board on such date.

Expenses

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in connection with his or her service on our Board, including attendance at meetings of the Board, the board of directors of any of our subsidiaries and any committees thereof, in accordance with the terms of our amended and restated bylaws and our expense reimbursement policy, as in effect from time to time.

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Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to approve on an advisory basis, the compensation of our Named Executive Officers as reported in this Proxy Statement. While this vote (commonly referred to as a “say-on-pay” vote) is non-binding, we and our Board of Directors value the opinions of our shareholders and will consider the outcome of this vote when making future compensation decisions.

We encourage shareholders to review the Compensation Discussion and Analysis, beginning on page 27, as well as the Summary Compensation Table and other related compensation tables, notes and narrative. For the reasons detailed in the Compensation Discussion and Analysis, our executive compensation program aligns the interests between our executive officers and our shareholders by linking a significant portion of our executives’ compensation to Sotera Health’s performance while providing a competitive level of compensation designed to recruit, retain and motivate executives critical to Sotera Health’s long-term success.

We are asking our shareholders to approve, on an advisory, non-binding basis, the following resolution:

Resolved, that the Sotera Health Company shareholders approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, the other compensation tables and related notes and narrative in this Proxy Statement for the 2023 Annual Meeting of Shareholders.

The Board has adopted a policy of seeking advisory approvals of the compensation of our Named Executive Officers on an annual basis. Accordingly, the next advisory approval of executive compensation will occur at the 2024 Annual Meeting of Shareholders.

The Board recommends a vote “FOR” approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers.

2023 Notice and Proxy Statement	26

Compensation Discussion and Analysis

Overview

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes the Company’s executive compensation program and provides an overview of our executive compensation-related policies, practices and decisions for 2022. Our “Named Executive Officers” or “NEOs,” as of December 31, 2022, are listed below:

Michael B. Petras, Jr.	Chairman and CEO

Michael F. Biehl(1)	Interim CFO

Michael P. Rutz	President of Sterigenics

Alexander Dimitrief(2)	Senior Vice President (“SVP”), General Counsel and Secretary

Matthew J. Klaben(3)	Former Interim SVP, General Counsel and Secretary

Scott J. Leffler(4)	Former CFO and Treasurer

Terrence G. Hammons, Jr.(5)	Former SVP, General Counsel and Secretary

1.	Mr. Biehl was appointed Interim CFO on July 20, 2022. Please refer to “Executive Transitions” below for more information on the NEO transitions that occurred in 2022.

2.	Mr. Dimitrief was appointed SVP, General Counsel and Secretary on November 1, 2022.

3.	Mr. Klaben served as our Interim SVP, General Counsel and Secretary from October 1, 2022 to November 1, 2022 and remains with the Company as Deputy General Counsel.

4.	Mr. Leffler departed the Company effective July 20, 2022.

5.	Mr. Hammons departed the Company effective October 1, 2022.

Executive Transitions

In 2022 there were two changes among our NEOs, commencing with the departure of Mr. Leffler and appointment of Mr. Biehl as our Interim CFO effective July 20, 2022. The Board selected Mr. Biehl because of his deep experience leading public company financial organizations. Mr. Biehl entered into an offer letter and restrictive covenants agreement with the Company. Mr. Leffler did not receive severance upon his departure and forfeited his outstanding unvested equity awards.

Mr. Hammons ceased serving as our SVP, General Counsel and Secretary, effective October 1, 2022. In connection with his departure, the Company and Mr. Hammons entered into a Separation and Release Agreement (“Separation Agreement”) and Mr. Hammons was retained as a consultant through December 31, 2022 to assist with the transition of his duties. Details of Mr. Hammons’ Separation Agreement can be found on page 53 under “Offer Letter, Restrictive Covenants Agreement and Separation Agreement with Mr. Terrence G. Hammons, Jr.” Mr. Klaben, our former General Counsel, who was serving as our Deputy General Counsel at the time of Mr. Hammons’ separation, succeeded Mr. Hammons and was appointed Interim SVP, General Counsel and Secretary on October 1, 2022. On November 1, 2022, the Company hired Mr. Dimitrief as our new SVP, General Counsel and Secretary, at which time Mr. Klaben transitioned back to serving as our Deputy General Counsel. Mr. Dimitrief was selected by the Board based on his deep legal expertise, including in toxic torts litigation, and experience in managing legal organizations. In connection with the commencement of his employment, Mr. Dimitrief entered into an offer letter and restrictive covenants agreement with the Company.

27

Compensation Discussion and Analysis

2022 Executive Compensation Highlights

2022 Executive Compensation Highlights

Our executive compensation program is designed to align the interests of our executives with the interests of our shareholders and is guided by three core principles:

•

We pay for performance. The majority of executives’ compensation is contingent, rather than fixed, and subject to variability commensurate with Company and individual performance. We set challenging financial and operational performance goals designed to build sustainable long-term shareholder value, while embedding into individual performance goals objectives that advance the Company’s values.

•

We reward the achievement of annual short-term and long-term business performance goals. Executives receive short-term and long-term incentive awards, the values of which are dependent on Company performance. Annual variable cash compensation is based on the achievement of predetermined performance goals, which motivates executives to achieve key objectives that support the achievement of the Company’s long-term strategic goals. Long-term equity compensation aligns executive and shareholder interests by linking executive compensation to long-term value creation and stock price performance.

•

We provide competitive compensation to attract, retain and motivate top talent. Our compensation programs are market competitive and enable us to attract, retain, and motivate highly talented individuals. We reward over-achievement and our highest performing executives can expect differentiated rewards, contributing to retention and engagement.

The following summarizes the LD&C Committee’s key actions with respect to our 2022 executive compensation program and demonstrates the program’s focus on the three principles described above.

2022 Annual Incentive Plan (AIP) Payouts. The Company’s 2022 performance produced payouts under our Annual Incentive Plan (“AIP”) at 88% of target for overall Company performance and at 97% of target for Sterigenics performance. Executive payouts are based on the achievement of the financial performance goals and individual performance, including the extent to which the executive demonstrates our core values. See “Annual Incentive Plan (AIP)” on page 35 for more information.

Annual Long-Term Equity Incentive Awards. In March 2022, we commenced an annual equity award cycle. Each NEO employed by us as of March received a long-term equity incentive award comprising stock options and time-based RSUs (the “March 2022 Equity Awards”). Consistent with our compensation philosophy, we use equity incentive compensation to incentivize long-term value creation and align our executives’ interests with those of our shareholders. The LD&C Committee also uses equity incentive compensation to attract and retain talent.

One-Time Incentive Awards. In November 2022, the Committee granted one-time incentive awards (the “November 2022 Incentive Awards”). The November 2022 Incentive Awards were intended to retain critical talent in a challenging operating environment where, due to a significant decline in the Company’s stock price, employees’ (including our NEOs’) recent equity incentive awards had significantly less outstanding retentive value. Consistent with our philosophy of providing competitive compensation to retain and motivate top talent, employees with key roles, including with respect to the ongoing EO litigation, received November 2022 Incentive Awards. For more information on the November 2022 Incentive Awards, please see “2022 Compensation Decisions”.

New Compensation Arrangements. Mr. Biehl was appointed our Interim CFO effective July 20, 2022. Pursuant to the terms of his offer letter, Mr. Biehl receives a salary at the monthly rate of $75,000 and, due to the interim nature of his appointment, he does not participate in our Annual Incentive Plan or Long-Term Equity Incentive Program. Mr. Dimitrief joined the Company as SVP, General Counsel and Secretary effective November 1, 2022. Given the Company’s challenging operating environment and Mr. Dimitrief’s experience and expertise, to incentivize Mr. Dimitrief to join the Company, Mr. Dimitrief received a one-time lump sum cash sign-on award of $1,500,000, payable on the first payroll date in November 2022, and an equity award consisting of time-based restricted stock and stock options, each scheduled to vest in two equal installments on October 31, 2023 and October 31, 2024. Commensurate with Mr. Klaben’s increased responsibilities from October to November 2022, Mr. Klaben’s base salary and target annual cash incentive bonus were increased. Upon transitioning back to the role of Deputy General Counsel, Mr. Klaben’s base salary and target annual cash incentive bonus were reduced to their prior levels. For additional detail on each executives’ compensation and employment arrangements, see “Compensation Elements for 2022” on page 35 and “Employment Agreements” on page 50.

2023 Notice and Proxy Statement	28

Compensation Discussion and Analysis

2022 Executive Compensation Highlights

2022 Business Performance Highlights

Fiscal 2022 was another good year for the Company. On a consolidated basis, we grew revenue by 7.8%. Sterigenics, our largest reporting segment, delivered 9.6% revenue growth and made significant progress on seven capacity expansion projects and numerous EO emissions control enhancements across its North American facilities. These enhancements are industry-leading and underscore our overarching commitment to ensure safe, best-in-class, operations for our employees, customers and the communities in which we operate. Our Nordion segment navigated unprecedented geopolitical uncertainty and adeptly managed third-party Cobalt-60 harvest supply schedules to deliver 9.3% revenue growth from the prior year. Finally, although our Nelson Labs segment fell short of our targets, the business delivered 2% year-over-year revenue growth despite ongoing labor and supply chain challenges.

2022 Target Total Direct Compensation

Our NEOs’ 2022 target total compensation was consistent with our pay for performance philosophy and focuses on variable compensation that is aligned with the Company’s overall performance and the Company’s stock performance. The chart below shows that 89% of the CEO’s 2022 compensation was performance-based with a significant portion (76%) tied to the future performance of the Company. For our other NEOs, 75% of their 2022 target total compensation was performance-based, with a significant portion (60%) tied to the future performance of the Company. The variable elements of our 2022 compensation program include (i) our Annual Incentive Plan, which is our annual cash incentive award program, and (ii) Long-Term Equity Incentive Program, which in 2022 was comprised of stock options and RSUs.

CEO Target Total Compensation Mix(1)

Non-CEO NEOs Average Total Compensation Mix(2)

1.	Does not include the target value of the one-time November 2022 Incentive Award granted to Mr. Petras on November 7, 2022. Mr. Petras’ November 2022 Incentive Award was comprised of stock options.

2.

Includes the NEOs (other than the CEO and Messrs. Biehl and Klaben) employed by the Company as of January 1, 2022. This graph does not include total compensation for Mr. Klaben because although he was employed by the Company as of January 1, 2022, his compensation was initially set with a focus on his role as Deputy General Counsel and not as an executive officer. Total compensation awarded to Mr. Dimitrief is not included as he was hired in the fourth quarter of 2022. This graph does not include Mr. Biehl due to the interim nature of his appointment.

29

Compensation Discussion and Analysis

Compensation Philosophy and Program

Compensation Philosophy and Program

Our executive compensation program is guided by three principles: (i) paying for performance; (ii) driving achievement of the Company’s annual and long-term business performance goals; and (iii) paying competitively to attract, retain and motivate top talent. These principles guide our program’s design, pay levels, and approach to total rewards. Our executive compensation program comprises three elements: base salary, short-term annual cash incentive compensation and long-term equity incentive compensation. Our NEOs are eligible to participate in the standard health and welfare benefit plans offered to our other employees; a non-qualified deferred compensation plan for which the Company has not to-date provided matching, further described on page 41; and, upon certain qualifying terminations of employment, severance payments described beginning on page 54.

We endeavor to incorporate best practices and good corporate governance policies and procedures throughout our executive compensation program. These compensation practices and governance policies include:

	What We Do		What We Do Not Do

✓	Require executives and directors to meet stock ownership levels	×	No automatic or guaranteed salary increases

✓	Tie a majority of executive compensation to stock value	×	No awards of compensation that would motivate actions that would risk the financial health of the Company

✓	Have double-trigger change in control equity vesting provisions	×	No significant executive perquisites

✓	Conduct annual assessment of potential risks associated with compensation programs	×	No hedging or pledging of Company stock

✓	Engage an independent compensation consultant to the LD&C Committee	×	No tax gross-ups (other than customary reimbursement of relocation expenses)

✓	Annual advisory non-binding vote on executive compensation program	×	No repricing of stock options

First Compensation Principle: Paying for Performance

Executive compensation, including merit increases and annual incentive payouts, is determined primarily by Company performance and individual performance. An individual’s annual performance can positively or negatively impact that individual’s merit base pay increase. For example, our highest performing employees can expect differentiated rewards, contributing to engagement and retention, and those who miss expectations and performance goals can expect reduced or no merit increases. Earned values under our AIP are directly tied to Company-wide, business unit success. Demonstrating the link between pay and performance, although our consolidated 2022 results were strong, we fell short of our target, which resulted in an AIP payout at 88% of target for overall Company performance. Equity incentive compensation further aligns NEOs’ compensation with long-term Company performance. Stock options are valuable only to the extent the stock price increases from the grant date, and the value of RSUs and restricted stock is by definition driven by the performance of our stock.

Second Compensation Principle: Driving Achievement of Short- and Long-Term Business Performance Goals

We believe it is important to reward achievement of annual and long-term business goals and we structure our performance-based compensation accordingly. We maintain an Annual Incentive Plan, pursuant to which the LD&C Committee sets performance targets to motivate NEOs to achieve our short-term financial and operational objectives, ensuring accountability for progress towards longer-term strategic goals. Under our AIP, NEOs receive annual cash incentive

2023 Notice and Proxy Statement	30

Compensation Discussion and Analysis

Compensation Philosophy and Program

opportunities tied to the achievement of both target annual EBITDA performance metrics set for the Company (and, in Mr. Rutz’s case, for the Sterigenics business and the Company) and individual performance factors, which include individual performance against Company values, which are foundational to our Company’s culture, including our ESG initiatives. See “Annual Incentive Plan (AIP)” on page 35 for additional detail about our annual performance assessment process.

While we believe incentivizing the achievement of annual business goals is critical, we strive to reward an appropriate balance of annual and long-term financial and strategic business results. Our pay mix is designed to deliver over 50% percent of NEOs’ target total compensation in the form of equity awards linked to the value of our stock. We use equity awards to incentivize and reward long-term value creation and align our executives’ interests with those of our shareholders. In connection with our IPO in November 2020, the NEOs with the Company at that time (Messrs. Petras, Rutz, Klaben and Leffler) received long-term equity incentive awards consisting of stock option awards and time-based RSUs, which vest over a four-year term beginning on the first anniversary of the grant date (the “IPO Equity Awards”). No additional long-term equity awards were granted in 2021 to recipients of the IPO Equity Awards. In 2022, we commenced an annual equity award cycle and each NEO employed by us in March 2022 received a long-term equity incentive award comprising stock option awards and time-based RSUs. Our policies and practices regarding stock option and RSU grants, including the timing of grants and the determination of the exercise price, are further described beginning on page 43.

Third Compensation Principle: Paying Competitively to Attract and Retain Top Talent

Our compensation program is designed to attract, retain and motivate high-performing executives critical to the Company’s short- and long-term success. As described in more detail below, we seek to ensure the overall level of total compensation for our executive officers is reasonable in relation to, and competitive with, the compensation paid by similarly situated peer leaders in our industry, subject to variation for individual factors such as experience, performance, duties, scope of responsibility, prior contributions and future potential contributions to our business. With the assistance of our independent compensation consultant, the LD&C Committee monitors market trends, including the prevalence of compensation delivery mechanisms, and adjusts the design and operation of our executive compensation program periodically as the LD&C Committee deems appropriate, including to achieve our executive retention objectives.

Compensation-Setting Process

The Role of the LD&C Committee

The LD&C Committee establishes our compensation philosophy and annually reviews and approves our executive compensation program. The Committee reviews and approves each NEO’s base salary, target and earned annual cash incentive awards and recommends to the full Board for approval the type and target value of each NEO’s long-term equity incentive award. The Board (without the CEO’s participation) also reviews and approves each element of our CEO’s compensation.

The LD&C Committee is authorized to retain independent advisors to assist the LD&C Committee in carrying out its responsibilities and, in 2021 and 2022, the Committee retained Exequity, LLP (“Exequity”) to review and provide input on our executive compensation program. At least annually, the Committee reviews with Exequity the executive compensation program, including incentive compensation plans and arrangements, to: (i) ensure the elements of our compensation program are based on appropriate measures, goals and targets for our industry and our business objectives; (ii) ensure our program is achieving its intended purpose of incentivizing achievement of short- and long-term business goals, as well as attracting and retaining executive talent; and (iii) determine whether any changes to our compensation program are advisable.

The Role of our CEO and Management

The LD&C Committee works with members of management, including our CEO and Chief Human Resources Officer (“CHRO”), to determine the compensation of our NEOs and other executives. Management further works with the

31

Compensation Discussion and Analysis

Compensation-Setting Process

Committee annually to recommend the structure of our AIP, to develop AIP performance metrics, including threshold, target and maximum performance levels, and to evaluate actual Company performance against selected measures.

Additionally, the CEO makes recommendations to the Committee regarding the compensation of our NEOs (other than himself) and other executives. At the beginning of each year, our CEO reviews our NEOs’ and other executives’ prior year’s performance and makes recommendations to the LD&C Committee for each element of such executives’ compensation (other than his own), including any salary adjustments, adjustments to AIP target as a percentage of salary for the current year, actual AIP payout for the previous year, and target grant date value of long-term equity awards. The CEO’s compensation recommendations are based on his performance evaluation of each executive, the Company’s performance in the preceding year, and data provided by the LD&C Committee’s compensation consultant concerning compensation practices among the Company’s compensation peer group. The LD&C Committee considers the CEO’s recommendations when making executive compensation decisions, but the LD&C Committee (and the Board, with respect to equity awards and CEO compensation) retains full discretion to set all compensation for our NEOs. For further discussion of the annual performance management process, see “Compensation Elements for 2022 — Annual Incentive Plan (AIP)”.

The Role of the Compensation Consultant

The LD&C Committee has engaged Exequity as its independent compensation consultant. Although Exequity periodically meets with the CEO and CHRO to gather information and provide advice about management proposals to the Committee, Exequity reports directly to the LD&C Committee and not to management. Pursuant to its charter, the LD&C Committee makes all determinations regarding the terms of the Company’s engagement with Exequity, including the services Exequity provides to the Company and the fees paid for those services. The Committee retains the prerogative to replace its compensation consultant or hire additional advisors at any time. At the invitation of the LD&C Committee, representatives of Exequity attend meetings of the LD&C Committee. The Committee also communicates with Exequity outside of meetings as needed.

The nature and scope of services provided by Exequity in 2021 and 2022 for 2022 compensation included the following:

•	Advice and assistance developing a relevant compensation peer group;

•	Advice and assistance regarding compensation best practices and market trends for executives and directors, including new hire executive compensation packages and retention incentive programs;

•	Analysis of appropriate levels and design of total overall compensation and each element of compensation for our NEOs and directors;

•	Consultation on technical matters such as the taxation of executive pay arrangements, as well as assistance with disclosure of executive pay arrangements;

•	Annual assessment of potential risks associated with compensation programs; and

•	Advice and assistance developing various Company policies or programs.

Competitive Positioning

Consistent with our goal of providing competitive compensation to attract and retain executives, the LD&C Committee reviews market data on executive compensation levels and practices drawn from a group of peer companies similar to the Company in industry focus, revenue and market capitalization. While the Committee does not specifically target any particular percentile for any element of an NEO’s compensation, it does consider as a reference point the market median for each element of an NEO’s compensation. The compensation peer group used in 2021 and 2022 for 2022 compensation decisions consisted of the following companies:

Hologic, Inc.	Waters Corporation	Medpace Holdings, Inc.
Catalent, Inc.	West Pharmaceutical Services, Inc.	CONMED Corporation
STERIS plc	Quidel Corporation	Abiomed, Inc.
Charles River Laboratories International, Inc.	Avanos Medical, Inc.	Bio-Techne Corporation
ResMed Inc.	Integra LifeSciences Holdings Corporation	Haemonetics Corporation
The Cooper Companies, Inc.	Masimo Corporation	Tandem Diabetes Care, Inc.
Teleflex Incorporated	Merit Medical Systems, Inc.	Repligen Corporation

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Compensation Discussion and Analysis

Compensation-Setting Process

The LD&C Committee reassessed our 2021 compensation peer group for 2022 compensation decisions, based on a review by Exequity. The peer group was updated to account for the acquisitions of Cantel Medical and Hill-Rom, which companies were removed and replaced with Avanos Medical, Tandem Diabetes Care and Repligen. The peer group is comprised of companies identified as serving as competitors with the Company for executive talent, business competitors, and those companies referenced by such talent and business competitors in their own executive pay benchmarking processes. In identifying candidates for the peer group, in consultation with Exequity, the LD&C Committee reviewed companies that generally operated within the following industry segments: Health Care Equipment, Life Sciences Tools and Services, Health Care Supplies, Biotechnology and Pharmaceuticals, and Health Care Technology. When assessing potential peers with the aforementioned characteristics, the LD&C Committee further considered the relative sizes of those peer candidates in relation to the Company. The LD&C Committee generally sought to include peer candidates with annual revenues of 0.5x – 4.0x the Company’s revenues and a total enterprise value of 0.2x – 3x the Company’s total enterprise value. The LD&C Committee also reviewed peer candidates’ EBITDA relative to the Company’s as an indicator of each company’s scale and performance.

2022 Compensation Decisions

The LD&C Committee reviewed with Exequity target total 2022 compensation levels for each NEO, our annual- and long-term incentive compensation programs and the types of compensation offered. The Committee also considered the CEO’s recommendations with respect to each NEO’s compensation (other than the CEO). In March 2022, each executive with the Company at the time (Messrs. Petras, Rutz, Klaben, Leffler and Hammons) received a base salary increase and an equity award in the form of stock options and RSUs. In February 2022, the LD&C Committee reviewed and approved target annual performance metrics for the Company and its business units under our AIP, but otherwise made no changes to any NEOs’ target annual bonus as a percentage of base salary. Outside of our annual compensation review cycle, consistent with the change in his role from Deputy General Counsel to Interim SVP, General Counsel and Secretary, in September 2022, the Committee approved an increase in Mr. Klaben’s base salary from $303,000 to $440,000 and target annual bonus from 30% to 50%. After hiring Mr. Dimitrief effective November 1, Mr. Klaben’s salary and target annual bonus percentage were reset to $303,000 and 30%.

In connection with the CFO and General Counsel transitions, the LD&C Committee recommended and the Board approved the hiring of Messrs. Biehl and Dimitrief. Mr. Biehl joined the Company in July 2022 on an interim basis and receives a salary at a monthly rate of $75,000. Due to the interim nature of his appointment, Mr. Biehl does not participate in our annual- or long-term incentive compensation programs. Mr. Dimitrief joined the Company in November 2022. As described above, in “Executive Transitions”, to incent Mr. Dimitrief to join the Company, he received a cash sign-on award of $1,500,000 and an equity award comprised of restricted stock and stock options, each of which vest annually in two equal installments over two years, subject to Mr. Dimitrief’s continued employment in good standing with the Company through each applicable vesting date. Pursuant to the terms of his offer letter, Mr. Dimitrief is entitled to an annual salary of $600,000 and a target annual bonus of 50% of his base salary. The Committee determined the target direct value of Mr. Dimitrief’s compensation package, including his cash and equity sign-on awards, was compelling to attract the talent needed given the challenges facing the Company.

In February 2022, Mr. Hammons received a $500,000 cash sign-on award to replace compensation he forfeited with his former employer. This award was approved by the Committee in November 2021, when Mr. Hammons joined the Company and was appointed SVP, General Counsel and Secretary. The decision regarding Mr. Hammons’ sign-on award was discussed in our 2022 Proxy Statement dated April 14, 2022. Please see “Offer Letter, Restrictive Covenants Agreement and Separation Agreement with Mr. Terrence G. Hammons, Jr.” on page 53 for details regarding the compensation approved for Mr. Hammons in light of his departure from the Company.

33

Compensation Discussion and Analysis

Compensation-Setting Process

The factors described in the table below informed the Committee’s decisions with respect to the actions it took in 2021 and 2022 in setting 2022 executive compensation. Specifically, in determining our non-CEO NEOs’ 2022 total target compensation, and recommending to the Board the CEO’s total target compensation and NEOs’ long-term equity incentive compensation, the Committee considered:

• Recommendations of our CEO (except with respect to his own compensation)	• Performance of the executive against his short- and long-term objectives

• Compensation peer group data	• Relative scope of each NEO’s responsibilities

• Experience, knowledge, skills, qualifications, tenure in position, and expected future contributions of the individual, including with respect to the ongoing EO litigation	• Internal pay equity • Historical compensation

• The need to attract executives

• The need to retain executives

The LD&C Committee did not assign a particular weighting to any of these factors. Rather, the Committee considered this information in light of their experience and knowledge of the Company, the competitive market in which the Company operates, their knowledge of each NEO and business judgment.

This year, on November 7, 2022, the Committee also granted one-time incentive awards intended to retain critical talent in a challenging operating environment where, due to a significant decline in the Company’s stock price, employees’ (including our NEOs’) recent equity incentive awards had significantly less outstanding retentive value. With the assistance of Exequity, the LD&C Committee conducted a review of market practices regarding retention incentive programs. In establishing the form, value, and terms of the awards granted to employees, including to each of Messrs. Petras, Rutz, and Klaben, the Committee considered market practices for retention incentives and the below factors:

• Retention objectives, including the overall retentive value of the executive’s existing unvested equity awards

• The criticality of the employee’s role and scope of responsibilities, including with respect to the ongoing EO litigation

•   The desire to further align executives’ interests with shareholders’ in the achievement of strong long-term performance and value creation, while discouraging the undertaking of undue short-term risks

• Market competitive values for companies facing comparable challenges

Following this consideration, the Committee implemented a tailored incentive award program designed to address the Company’s specific challenges and retention needs. In light of each executive’s role, scope of responsibility, and the overall retentive value of recipients’ existing unvested equity awards, the Committee evaluated the form of award likely to be the most effective to retain and motivate that executive.

Mr. Petras’ November 2022 Incentive Award was granted in the form of options to purchase shares of our common stock. The Committee recommended and the Board approved an option award for Mr. Petras because an option award has no intrinsic value unless the stock price appreciates. The option award is intended to motivate long-term stock price appreciation aligned with the Company’s strategic goals and values. Mr. Petras’ November 2022 option award will vest in three installments as follows: (i) 30% will vest 12 months from the grant date; (ii) 30% will vest 18 months from the grant date; and (iii) 40% will vest 24 months from the grant date, subject in each case to Mr. Petras’ continued employment in good standing with the Company through each applicable vesting date. The award is subject to accelerated vesting upon a termination by the Company without cause, due to death or disability, by Mr. Petras for good reason, or upon a qualifying retirement.

Mr. Rutz’s November 2022 Incentive Award was granted in the form of a $1,000,000 cash award, subject to the terms and conditions of a cash incentive bonus agreement (the “Cash Incentive Bonus Agreement”). Per the terms of the Cash Incentive Bonus Agreement, Mr. Rutz’s November 2022 Incentive Award will vest in four installments as follows: (i) 10% will vest 6 months from the grant date; (ii) 20% will vest 12 months from the grant date; (iii) 30% will vest 18 months from the

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Compensation Discussion and Analysis

Compensation-Setting Process

grant date; and (iv) 40% will vest 24 months from the grant date, subject in each case to Mr. Rutz’s continued employment in good standing with the Company through each applicable vesting date.

Mr. Klaben’s November 2022 Incentive Award was granted in the form of RSUs and vests over three years as follows: (i) 25% will vest 12 months from the grant date; (ii) 25% will vest 24 months from the grant date; and (iii) 50% will vest 36 months from the grant date, subject in each case to Mr. Klaben’s continued employment in good standing with the Company through each applicable vesting date.

See “Long-Term Equity Incentive Compensation” on page 37 for additional information about the November 2022 Incentive Awards.

Compensation Elements for 2022

Base Salary

To maintain competitiveness and internal pay equity, we provide each NEO with a base salary for the services the executive performs for us. This compensation component constitutes a stable element of compensation while other compensation elements are variable. As described above, when setting base salaries, the LD&C Committee considers a multitude of factors, including market practice, individual performance, Company performance, any change in the executive’s position within our business, the scope of his or her responsibilities and any changes thereto.

Base salary increases are not guaranteed or automatic. In March 2022, based on the factors described in “2022 Compensation Decisions”, the LD&C Committee approved base salary increases for Messrs. Petras, Rutz, Klaben, Leffler and Hammons, effective March 21, 2022. Base salaries for each of Messrs. Biehl and Dimitrief were approved by the Committee in July and October 2022, in connection with their joining the Company as Interim CFO and SVP, General Counsel and Secretary, respectively. The base salaries of our NEOs for 2021 (as applicable) and 2022 were as follows:

	Base Salary (Annualized Rate) (1)
Named Executive Officer	2021	2022	% Change

Michael B. Petras, Jr.	$1,000,000	$1,050,000	5%

Michael F. Biehl	—	900,000	—

Michael P. Rutz	430,000	450,000	5%

Alexander Dimitrief	—	600,000	—

Matthew J. Klaben(2)	425,000	440,000	4%

Scott J. Leffler	450,000	500,000	11%

Terrence G. Hammons, Jr.	425,000	440,000	4%

1.	Please refer to the Summary Compensation Table for actual base salary amounts earned by our NEOs in 2021 and 2022.

2.

For 2021, reflects Mr. Klaben’s salary as SVP, General Counsel and Secretary, before he stepped down from the position in November 2021, and for 2022, when he served as Interim SVP, General Counsel and Secretary in October 2022. Commensurate with his position change to Deputy General Counsel, from November 1, 2021 through March 20, 2022, Mr. Klaben’s salary was $300,000, and from March 21, 2022 through September 30, 2022, it was $303,000.

Annual Incentive Plan (AIP)

Our AIP is designed to reward high performance, ensure employees are aligned with our mission, values and priorities and provide market competitive rewards. Our executive officers (including our NEOs, other than Mr. Biehl) are eligible to participate in our AIP. The LD&C Committee administers the AIP with respect to our NEOs by approving annual performance metrics, including threshold, target and maximum performance levels, establishing performance targets as a percentage of base salary for each NEO, and evaluating actual Company performance against selected measures.

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Compensation Discussion and Analysis

Compensation Elements for 2022

The annual cash incentive opportunities set for our NEOs under our 2022 Annual Incentive Plan were tied to (i) the Company’s achievement of financial performance goals (and Sterigenics financial performance goals, in Mr. Rutz’s case) approved by the LD&C Committee at the beginning of the applicable performance period, and (ii) individual performance. There is no AIP payout if the Company does not (or, in the case of Mr. Rutz, the Company and Sterigenics do not) achieve threshold performance for the financial performance metric.

The target financial metrics for the Company and Sterigenics for our 2022 AIP are included in the below table. Our 2022 AIP financial performance metric for the Company (“Company AIP Metric”) was based on our non-GAAP financial measure, Adjusted EBITDA. The 2022 Company AIP Metric was calculated in a manner consistent with the calculation of Adjusted EBITDA as reported in the Company’s Form 10-K for the year ended December 31, 2022, subject to adjustments as deemed appropriate by the LD&C Committee. Our 2022 AIP financial performance metric for Sterigenics (“Sterigenics AIP Metric”) was based on Sterigenics Segment Income. The 2022 Sterigenics AIP Metric was calculated in a manner consistent with the calculation of Sterigenics Segment Income as reported in the Company’s Form 10-K for the year ended December 31, 2022, similarly subject to adjustments as deemed appropriate by the LD&C Committee. AIP performance between threshold, target and maximum goals is determined based on linear interpolation.

2022 Financial Performance Goal (dollars in millions)	Performance as Percentage of Target	AIP Earned Value (as % of Target Opportunity)

Company AIP Metric

Threshold $490.4	90%	70%

Target $544.9	100%	100%

Maximum $610.3	112%	Up to a maximum of 200%

Sterigenics AIP Metric

Threshold $340.9	90%	70%

Target $378.8	100%	100%

Maximum $424.2	112%	Up to a maximum of 200%

The 2022 target bonus opportunities for Messrs. Petras, Rutz and Dimitrief were, respectively, 125%, 60%, and 50% of their base salaries. While serving as Deputy General Counsel, Mr. Klaben’s target bonus percentage was 30%, which was increased to 50% for the time he served as Interim SVP, General Counsel and Secretary. Target bonus opportunities for Messrs. Leffler and Hammons were 70% and 50%, respectively. Individual bonus payouts for Messrs. Petras, Dimitrief and Klaben were determined by taking into account both Company performance (80% of award) and individual performance (20% of award). Mr. Rutz’s bonus was determined by taking into account the performance of both the Company and Sterigenics (80% of award, with Sterigenics performance having a 75% weighting and Company performance a 25% weighting), and his individual performance (20% of award). In view of their departures, neither Messrs. Leffler nor Hammons received an AIP payout for 2022 performance.

In determining annual incentive payouts payable for the achievement of financial performance goals, following the close of the fiscal year, the LD&C Committee considered actual Company and Sterigenics performance against the financial performance metrics set forth in the table above. The LD&C Committee then adjusted the Company AIP Metric to account for any extraordinary, unusual, or non-recurring events during the performance period, and were immaterial to the annual incentive payouts. The LD&C Committee also adjusted the Sterigenics AIP Metric to account for any extraordinary, unusual, or non-recurring events during the performance period, including the removal of corporate costs allocated to the Sterigenics segment. The results for our 2022 Company AIP Metric and Sterigenics AIP Metric were $513.0 million and $366.4 million, respectively. The 2022 financial performance goals set forth under our Annual Incentive Plan for overall Company performance and for Sterigenics performance were achieved at 88% of target and 97% of target, respectively.

When determining the amount payable to NEOs for the achievement of individual goals, the LD&C Committee considers the recommendation of the CEO with regard to the other NEOs’ individual performance. All NEOs participate in the Company’s annual performance management process. At the beginning of the year, in consultation with the CEO, each executive sets individual and business unit or functional goals as part of performance planning. At the end of the year, performance is assessed based both on the executive’s achievement of his set goals and the extent to which that executive demonstrated

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Compensation Discussion and Analysis

Compensation Elements for 2022

throughout the year the Company’s core values of safety, customer focus, people, integrity and excellence. The assessment of executive performance against the Company’s values, which are fundamental to our Company’s culture, and to our ESG initiatives, is a key component of each individual’s annual performance evaluation. The Committee believes the fact that all employees that participate in our AIP are annually evaluated for the extent to which their work embodies our values is a key part of mitigating our overall compensation risk.

Mr. Petras evaluated the performances of Messrs. Rutz, Dimitrief and Klaben and made a recommendation to the LD&C Committee regarding the level of individual performance each executive achieved relative to his set goals and the embodiment of our values. The Board evaluated Mr. Petras’ performance and considered the CEO’s recommendation regarding the individual achievement levels of the other NEOs. Based on performance related to their 2022 goals, Mr. Klaben received 110% of his individual performance target and Messrs. Petras, Rutz and Dimitrief received 100% of their individual performance targets. The following table provides further detail about the 2022 annual bonus opportunity and payout under our AIP for each NEO:

	Annual Incentive Threshold (1)		Annual Incentive Target		Actual 2022 AIP Bonus Payout
	% of Base Salary	Amount ($)	% of Base Salary	Amount ($)	% of Base Salary	Amount ($)

Michael B. Petras, Jr.	87.5%	$918,750	125%	$1,312,500	109%	$1,142,308

Michael P. Rutz	42%	189,000	60%	270,000	56%	253,201

Alexander Dimitrief(2)	35%	31,500	50%	45,000	44%	39,600

Matthew J. Klaben(3)	23%	73,912	33%	105,588	30%	95,129

Scott J. Leffler(4)	49%	245,000	70%	350,000	—	—

Terrence G. Hammons, Jr.(4)	35%	154,000	50%	220,000	—	—

1.	No payout is made for performance below threshold levels.

2.	Amounts shown for Mr. Dimitrief are prorated from the start of his service on November 1, 2022.

3.

Amounts shown represent Mr. Klaben’s threshold and target performance at his blended salary rate, including (i) the annual salary rate of $303,000 and target bonus percentage of 30%, his base salary and target bonus percentage through September 30, 2022, (ii) the annual salary rate of $440,000 and target bonus percentage of 50%, his base salary and target bonus percentage from October to November 2022, when he served as Interim SVP, General Counsel and Secretary, before returning to his role as Deputy General Counsel effective November 1, 2022 and (iii) his annual salary rate of $303,000 and his target bonus percentage of 30%, which were in effect from November through December 31, 2022. Mr. Klaben’s actual bonus payout amount was as shown and reflects the proportional difference between his base salary rates and target bonus percentages applicable during 2022.

4.	Received no 2022 AIP bonus payout due to termination of employment in 2022.

Long-Term Equity Incentive Compensation

Consistent with our compensation philosophy, we use equity incentive compensation to incentivize long-term value creation and align our executives’ interests with those of our shareholders. The LD&C Committee also uses equity incentive compensation to attract and retain talent. In 2022, we granted the following types of equity awards to our named executive officers:

•

Annual long-term equity incentive awards. The March 2022 Equity Awards are a component of our annual executive compensation package, designed to incentivize long-term value creation and align executives’ interests with those of our shareholders.

•	One-time November incentive awards. The November 2022 Incentive Awards were granted to motivate and retain executives in a challenging operating environment.

•	New hire equity award. Mr. Dimitrief was granted an equity award in connection with the commencement of his employment and appointment as SVP, General Counsel and Secretary.

March 2022 Equity Awards. As described above, in “2022 Compensation Decisions,” in March 2022, the LD&C recommended long-term equity incentive awards to each NEO considering, among other things, the executive’s 2021

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Compensation Discussion and Analysis

Compensation Elements for 2022

performance and contributions to the Company’s key short- and long-term strategic goals, the executive’s experience, skills and expected future contributions, and peer group data. The Board, upon the recommendation of the LD&C Committee approved the March 2022 Equity Awards for the non-CEO NEOs and, without the involvement of the CEO, approved the CEO’s March 2022 Equity Award. The target long-term incentive mix for the March 2022 Equity Awards was 50% stock options and 50% RSUs.

The table below indicates, for each NEO employed by us in March 2022, the target value of the executive’s March 2022 Equity Award.

Named Executive Officer	March 2022 Equity Award Target Value

Michael B. Petras, Jr.	$7,500,000

Michael P. Rutz	1,000,000

Matthew J. Klaben(1)	350,000

Scott J. Leffler	1,500,000

Terrence G. Hammons, Jr.	900,000

1.	Mr. Klaben was serving as Deputy General Counsel at the time of the award.

November 2022 Incentive Awards. The November 2022 Incentive Awards were one-time awards granted outside of our March annual long-term equity incentive award cycle. The November 2022 Incentive Awards were granted to employees, including NEOs, whom the LD&C Committee determined critical to achieving the Company’s short- and long-term strategic goals, in an environment where employees’ existing equity incentive awards had significantly less retentive value. As described above in “2022 Compensation Decisions”, the LD&C Committee designed a tailored incentive award program intended to address the Company’s specific challenges and retention needs. Each of Messrs. Petras, Klaben and Rutz received a November 2022 Incentive Award. The table below indicates the form of award and target value of the November 2022 Incentive Awards granted to Messrs. Petras and Klaben. See “November 2022 Cash Incentive Bonus” on page 41 for additional information on the November 2022 Incentive Award granted to Mr. Rutz.

Named Executive Officer	Form of Award	November 2022 Incentive Award Target Value
Michael B. Petras, Jr.	Stock Options	$5,250,000
Matthew J. Klaben(1)	RSUs	262,500

1.	Mr. Klaben was serving as Deputy General Counsel at the time of the award.

New Hire 2022 Equity Award. On November 7, 2022, in connection with his joining the Company and appointment as SVP, General Counsel and Secretary, Mr. Dimitrief was granted an equity award comprised of 50% stock options and 50% restricted stock, with an aggregate target value of $3,000,000. Each of Mr. Dimitrief’s restricted stock and stock option awards will vest annually in two equal installments on October 31, 2023 and October 31, 2024, subject to his continued employment in good standing with the Company through each applicable vesting date.

The following sections further describe the equity incentive compensation awarded to our NEOs under the Sotera Health Company 2020 Omnibus Incentive Plan (“2020 Incentive Plan”) in 2022.

Calculation of Equity Awards

When granting equity awards, we use formulas to calculate the number of RSUs, shares of restricted stock and stock options to be granted to our employees based on the target value of the award. When granting RSUs and restricted stock, we determine the number of shares of stock to be granted by dividing the target award value by the closing sales price on the date of grant as quoted on the Nasdaq stock exchange (the “Fair Market Value”). When granting stock options, we divide the target value by the product of a specified multiplier and the Fair Market Value of our common stock. The specified multiplier is calculated as the product of the fair value of the option award as computed using the Black-Scholes

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Compensation Discussion and Analysis

Compensation Elements for 2022

Option Pricing Model prior to the grant date and the Fair Market Value of our common stock. In respect of stock options, the target award value of certain of the stock option grants made in 2022 does not equal the grant date fair value reported in the Summary Compensation Table due primarily to a difference in the expected volatility assumption applied when calculating the specified multiplier and the grant date fair value for purposes of determining share-based compensation expense within our consolidated financial statements. See note 4 to the Summary Compensation Table.

Stock Options

The Committee believes stock option awards are an appropriate long-term incentive vehicle both because they offer an immediate link between shareholder value creation and executive rewards, and because option awards align with typical practices among companies that have recently engaged in an IPO. The Equity Awards granted in March 2022 were comprised of approximately 50% stock options to purchase shares of our common stock. The table below shows the number of stock options granted to our NEOs on March 2, 2022.

Named Executive Officer	Exercise Price	Options (#)

March 2022 Equity Awards	$20.03

Michael B. Petras, Jr.		478,932

Michael P. Rutz		63,857

Matthew J. Klaben(1)		22,350

Scott J. Leffler		95,786

Terrence G. Hammons, Jr.		57,471

1.	Mr. Klaben was serving as Deputy General Counsel at the time of the award.

The March 2022 option awards vest in equal annual installments over a three-year vesting period. Continued service of the executive during the vesting period is generally required. The option awards have a contractual term of 10 years.

As discussed, Mr. Petras’ November 2022 Incentive Award and Mr. Dimitrief’s new hire equity award included stock options to purchase shares of our common stock. The table below shows the number of stock options granted to each of Messrs. Petras and Dimitrief on November 7, 2022.

Named Executive Officer	Exercise Price	Options (#)

November 2022 Incentive Award	$6.37

Michael B. Petras, Jr.		2,108,356

New Hire 2022 Equity Award

Alexander Dimitrief		602,387

Mr. Petras’ November 2022 Incentive Award has a three-year vesting period: (i) 30% of the award will vest 12 months from the grant date; (ii) 30% will vest 18 months from the grant date; and (iii) 40% will vest 24 months from the grant date. Mr. Dimitrief’s option award vests in two equal installments on October 31, 2023 and October 31, 2024. Continued service of the executive during the vesting period is generally required and both awards have a contractual term of 10 years.

The exercise price of each option award granted in 2022 is the closing share price of our common stock on the date the stock options were granted. Please refer to “Potential Payments Upon Termination or Change in Control” on page 54 for more information regarding the post-employment treatment of each NEO’s unvested option awards. For a description of grant date fair values related to stock options granted to our NEOs in 2022, and related valuation assumptions, see note 4 to the Summary Compensation Table.

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Compensation Discussion and Analysis

Compensation Elements for 2022

Restricted Stock Units

RSUs enhance the linkage between shareholder value creation and executive rewards and the value of an RSU is directly tied to our stock price. In addition, RSUs are a powerful retention incentive vehicle and are typically granted in conjunction with stock options by companies recently undergoing an IPO. Each RSU represents the right to receive one share of our common stock. In addition to stock options, the March 2022 Equity Awards were comprised of approximately 50% RSUs. The table below shows the number of RSUs granted to our NEOs on March 2, 2022.

Named Executive Officer	RSU (#)

March 2022 Equity Awards

Michael B. Petras, Jr.	187,219

Michael P. Rutz	24,962

Matthew J. Klaben	8,736

Scott J. Leffler	37,443

Terrence G. Hammons, Jr.	22,466

The March 2022 Equity Awards vest in equal annual installments over a three-year period beginning on the first anniversary of the date of grant. Continued service of the executive during the vesting period is generally required.

As discussed, Mr. Klaben’s November 2022 Incentive Award was comprised of RSUs. The table below shows the number of RSUs granted to Mr. Klaben on November 7, 2022.

Named Executive Officer	RSU (#)

November 2022 Incentive Award

Matthew J. Klaben	41,208

Mr. Klaben’s November 2022 Incentive Award has a three-year vesting period: (i) 25% will vest 12 months from the grant date; (ii) 25% will vest 24 months from the grant date; and (iii) 50% will vest 36 months from the grant date, subject in each case to Mr. Klaben’s continued employment in good standing with the Company through each applicable vesting date.

Restricted Stock

Pursuant to his offer letter, Mr. Dimitrief’s new hire equity award included restricted stock, in addition to stock options. The table below shows the number of shares of restricted stock granted to Mr. Dimitrief on November 7, 2022.

Named Executive Officer	Restricted Stock (#)

New Hire 2022 Equity Award

Alexander Dimitrief	235,478

Mr. Dimitrief’s restricted stock award vests in two equal installments on October 31, 2023 and October 31, 2024, subject to Mr. Dimitrief’s continued employment in good standing with the Company through each applicable vesting date.

Please refer to “Potential Payments Upon Termination or Change in Control” on page 54 for more information regarding the post-employment treatment of each NEO’s unvested equity awards.

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Compensation Discussion and Analysis

Compensation Elements for 2022

November 2022 Cash Incentive Bonus

The LD&C Committee approved a November 2022 Incentive Award for Mr. Rutz in the form a one-time cash incentive bonus of $1,000,000 (“Incentive Bonus”), which was granted November 7, 2022, pursuant to the terms of a Cash Incentive Bonus Agreement. The Committee approved the cash Incentive Bonus for Mr. Rutz, in lieu of a November 2022 Incentive Award comprised of stock options or RSUs, in consultation with Exequity and in consideration of Mr. Rutz’s role, scope of responsibility and the overall retentive value of his existing outstanding unvested equity awards, among other factors, as described in “2022 Compensation Decisions”.

Named Executive Officer	Form of Award	November 2022 Incentive Award Target Value
Michael P. Rutz	Cash	$1,000,000

Retirement Plans

In order to offer competitive total rewards that align with practices among our talent competitors, we maintain a tax-qualified 401(k) savings plan (the “401(k) Plan”), in which all U.S. employees, including our NEOs, are eligible to participate. The 401(k) Plan allows participants to contribute up to 100% of their pay on a pre-tax basis (or on a post-tax basis, with respect to elective Roth deferrals) into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. We have historically made annual contributions to employee 401(k) accounts of up to 4.5% of an employee’s contributions to the 401(k) Plan. In 2022, we contributed up to $13,050 per employee. Participants are immediately fully vested in both their own contributions and our contributions to the 401(k) Plan.

Additionally, we maintain a non-qualified deferred compensation plan (the “Supplemental Retirement Benefit Plan”) under which a select group of management and highly compensated employees, including all of our NEOs, are permitted to supplement contributions made under the 401(k) Plan by deferring up to 50% of their bonus or salary. Although permitted by the Supplemental Retirement Plan, we have not previously provided matching employer contributions under this plan. Participants in the Supplemental Retirement Benefit Plan are permitted to elect to invest their accounts in the same investment options as are available under the 401(k) Plan. Distributions from the Supplemental Retirement Benefit Plan will be made on the earlier of (i) the Participant’s termination of employment with us, or (ii) a specified date at least two years from the time of deferral selected by the Participant at the time of deferral.

Contributions to our Supplemental Retirement Benefit Plan are described beginning on page 49 in the Non-Qualified Deferred Compensation Table. Of our NEOs, only Mr. Rutz participates in the Supplemental Retirement Benefit Plan.

Other Benefits and Perquisites

Our NEOs are eligible to participate in the same employee benefits generally available to all full-time employees on the same basis as these benefits are generally made available to all other Company employees. The LD&C Committee believes these limited benefits and perquisites are competitive with similar arrangements among our talent competitors, and thereby help support the recruitment and retention of critical executive talent. These benefits include medical and dental insurance, life insurance, and short- and long-term disability insurance. In 2022, the Company provided paid executive physical examinations for Messrs. Petras, Rutz, and Leffler, and paid $9,942 for Mr. Hammons’ commuting and moving expenses. Please see page 44 and note 6 to “All Other Compensation” in the Summary Compensation Table for details regarding the value of these perquisites.

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Compensation Discussion and Analysis

Other Compensation Policies and Practices

Other Compensation Policies and Practices

Employment Arrangements

Although our NEOs are employed “at-will” and their employment can be terminated at any time for any reason with or without cause, the Company is party to employment agreements with Messrs. Petras and Rutz, and offer letters and restrictive covenants agreements with Messrs. Biehl, Dimitrief and Klaben. Each of the employment agreements and offer letters in effect with our NEOs (other than Messrs. Biehl and Dimitrief) contain severance provisions, and the employment agreements with Mr. Petras contains “double-trigger” change in control provisions for the vesting of any portion of Mr. Petras’ unvested IPO Equity Award and any future equity awards in the event Mr. Petras is terminated without cause or resigns for good reason within 1 year following a change in control. The LD&C Committee believes severance provisions assist us in attracting and retaining executive talent and that change in control provisions are appropriate to help ensure continuity of management during a potential change in control.

Additional detail regarding each NEO’s employment arrangement is provided in the sections “Employment Agreements” on page 50, and “Potential Payments Upon Termination or Change in Control” on page 54.

Policy Regarding Prohibition on Hedging and Pledging

We have adopted an Insider Trading Policy, which provides that insiders, including executive officers and members of our Board, all employees at the Company’s global headquarters at 9100 South Hills Blvd, Suite 300, Broadview Heights, Ohio and others reasonably expected to have access to material non-public information, are prohibited from the following: entering into hedging or monetization transactions with respect to our securities, including zero-cost collars, equity swaps, exchange funds and forward sale contracts; holding our securities in a margin account; pledging our securities as collateral for a loan, unless approved in advance; short selling our securities; and engaging in any transaction in publicly traded options in our securities, including puts or calls or other derivative securities.

Stock Ownership Guidelines

In order to further align the interests of our senior executive team, executive officers and directors with those of our shareholders, in March 2021, the LD&C Committee adopted stock ownership guidelines. Within five years of becoming subject to the guidelines, our senior executive team is expected to hold Company stock valued at the following multiple of their annual base salary: five-times annual base salary for our CEO and two-times annual base salary for each of our other NEOs and other members of the senior executive team. Our non-employee directors are expected to hold Company stock valued at five-times their annual cash retainer within five years of becoming subject to the guidelines. Consistent with typical practices, we count shares underlying RSUs and shares of unvested restricted stock which are subject to time-based vesting requirements as owned shares for purposes of these guidelines but do not count shares underlying stock options or shares of unvested restricted stock which are subject to performance-based vesting requirements as owned shares. The Committee monitors compliance with these guidelines on an annual basis.

Each of Messrs. Petras, Rutz and Klaben and Ms. Klee were in compliance with our stock ownership guidelines as of March 31, 2023, and Mr. Dimitrief and our other non-employee directors are on track to meet the ownership guidelines within the time required. Mr. Biehl is not expected to comply with the guidelines due to the interim nature of his appointment.

Compensation Risk Considerations

In consultation with Exequity, the LD&C Committee has reviewed our compensation program to assess whether it risks encouraging excessive risk taking. In particular, the Committee has reviewed and considered our compensation policies and practices, including our mix of short- versus long-term incentives; cash- versus stock-based awards; stock ownership guidelines; assessment of individual performance against Company values; and the independent Board oversight of our compensation program. Based on this review, the Committee agreed with Exequity’s assessment that the compensation program does not present risks that are reasonably likely to have a material adverse effect on the Company. Our LD&C Committee conducts this assessment annually.

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Compensation Discussion and Analysis

Other Compensation Policies and Practices

Policies and Practices Regarding Equity Awards

The Company does not grant equity awards when in possession of material non-public information. Generally, our broad-based equity awards will be granted at approximately the same time each year following our release of full-year financial results. When equity grants are approved outside of our regular annual cycle, for example in connection with a new hire, or a promotion or retention incentive, grants are made following the release of our next quarterly financial results. Stock options are granted only with an exercise price equal to the closing price of the Company’s stock on the date of grant.

Deductibility of Compensation

Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposed an annual deduction limit of $1 million on the amount of compensation paid to both the chief executive officer and certain other named executive officers. The deduction limit did not apply to performance-based compensation satisfying the requirements of Section 162(m). Effective in fiscal year 2018, the Tax Act eliminated the Section 162(m) provisions exempting performance-based compensation from the $1 million deduction limit for compensation granted or materially modified after November 2, 2017. While the LD&C Committee will take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, it reserves the right to make compensation decisions based on other factors if the LD&C Committee determines it is in its best interests to do so.

Accounting for Stock-Based Compensation

We account for stock-based payments, including payments under our 2020 Incentive Plan, in accordance with FASB ASC Topic 718, “Stock Compensation.”

Compensation Committee Interlocks and Insider Participation

None of the members of our LD&C Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or LD&C Committee.

Compensation Committee Report

The Leadership Development and Compensation Committee of the Board has reviewed and discussed with management the Company’s Compensation Discussion and Analysis. Based on this review and discussion, the Leadership Development and Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

The Leadership Development and Compensation Committee

James C. Neary, Chair

Constantine S. Mihas

43

Compensation Tables

Summary Compensation Table

COMPENSATION TABLES

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers during the years ended December 31, 2020, December 31, 2021 and December 31, 2022:

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)	Total
Michael B. Petras, Jr. Chairman and CEO	2022	$1,038,462	—	$3,749,997	$10,712,705	$1,142,308	$16,386	$16,659,858
	2021	1,000,000	—	—	—	1,137,500	60,074	2,197,574
	2020	727,692	$700,000	6,000,000	9,000,000	738,957	37,609	17,204,248
Michael F. Biehl Interim CFO	2022	$415,385	—	—	—	—	—	$415,385

Michael P. Rutz President of Sterigenics	2022	$445,385	—	$499,989	$497,220	$253,201	$17,146	$1,712,941
	2021	430,000	—	—	—	246,390	13,050	689,440
	2020	269,577	$50,000	$4,800,000	900,000	153,133	10,623	6,183,333
Alexander Dimitrief SVP, General Counsel and Secretary	2022	$90,000	$1,500,000	$1,499,995	$1,991,351	$39,600	$1,038	$5,121,984

Matthew J. Klaben(7) Former Interim SVP, General Counsel and Secretary	2022	$318,115	—	$437,482	$174,027	$95,129	$13,514	$1,038,267
	2021	405,769	—	—	—	176,225	13,050	595,044

Scott J. Leffler Former CFO and Treasurer	2022	$305,769	—	$749,983	$745,834	—	$16,855	$1,818,441
	2021	450,000	—	—	—	292,383	13,050	755,433
	2020	369,805	$225,000	1,200,000	1,800,000	222,113	24,913	3,841,831
Terrence G. Hammons, Jr. Former SVP, General Counsel and Secretary	2022	$335,000	$500,000	$449,994	$447,496	—	$165,705	$1,898,195
	2021	65,385	—	200,000	300,000	29,750	490	595,625

1.

Amounts reported in this column represent annual base salary paid to our NEOs, if any, for 2020, 2021 and 2022. For Messrs. Petras and Leffler, the amounts shown in 2020 include base salary actually paid before and after entering into amended and restated employment agreements in November 2020. See “Employment Agreements”. For Mr. Rutz, the amount shown for 2020 consists of base salary paid following the commencement of his employment in May 2020. For Mr. Biehl, the amount shown consists of base salary paid following the commencement of his employment in July 2022. For Mr. Dimitrief, the amount shown consists of base salary paid following the commencement of his employment in November 2022. For Mr. Hammons, the amount shown for 2021 consists of base salary paid following the commencement of his employment in November 2021 and the amount shown for 2022 consists of base salary paid through the date of his separation with the Company. The amount shown for Mr. Klaben in 2021 includes base salary actually paid before and after transitioning from the role of General Counsel to Deputy General Counsel in November 2021 and for 2022 base salary paid before and after his appointment as interim General Counsel. See “Executive Transitions”.

2.

Amounts reported in this column represent bonuses paid to our NEOs, if any, for 2020, 2021 and 2022. The amounts reported for Messrs. Petras and Leffler for 2020 include the value of discretionary cash bonuses granted in connection with our IPO. The amount shown for Mr. Rutz in 2020 represents a one-time lump sum cash sign-on bonus equal to $50,000, which was paid on the first ordinary payroll date following May 21, 2020 pursuant to his offer letter. See “Employment Agreement with Mr. Michael P. Rutz”. The amount shown for Mr. Dimitrief represents a one-time lump sum cash sign-on bonus equal to $1,500,000, which was paid on the first ordinary payroll date following November 1, 2022. See “Offer Letter with Mr. Alex Dimitrief”. The amount shown for Mr. Hammons represents a one-time lump sum cash sign-on bonus equal to $500,000, which was paid on the first ordinary payroll date following February 2022. See “Offer Letter, Restrictive Covenants Agreement and Separation Agreement with Mr. Terrence G. Hammons, Jr.”

3.

Amounts in this column reflect the aggregate grant date fair value of share-based compensation awarded during the year, including in connection with our annual award cycle. For Mr. Dimitrief, this amount includes restricted stock granted in connection with commencement of his employment in November 2022. For Mr. Klaben, this amount includes the value of RSUs which were granted as an incentive award in November 2022. In lieu of our formal grant cycle in 2021, our NEOs received equity grants in November 2020, in connection with our IPO. For Messrs. Petras and Leffler, this

2023 Notice and Proxy Statement	44

Compensation Tables

Summary Compensation Table

amount includes the grant date fair value of RSUs granted in connection with our IPO. For Mr. Rutz, this amount includes the grant date fair value of RSUs granted in connection with our IPO and the grant date fair value of a limited partnership interest in Topco Parent that was granted in connection with the commencement of his employment in 2020. In connection with our IPO, Mr. Rutz received a distribution of unvested restricted stock in respect of that limited partnership interest in Topco Parent. See “Corporate Reorganization & Distribution of Shares.” For Mr. Hammons, this amount includes RSUs granted in connection with the commencement of his employment in 2021. The grant date fair value of this compensation was computed in accordance with the provisions of FASB ASC 718. The assumptions that we used to calculate these amounts are discussed in Note 16, “Share-Based Compensation” and Note 1, “Significant Accounting Policies” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

4.

Amounts in this column reflect the aggregate grant date fair value of stock options awarded during the year, including in connection with our annual award cycle. For Mr. Petras, this amount includes the value of stock options which were granted as an incentive award in November 2022. For Mr. Dimitrief, this amount includes stock options granted in connection with the commencement of his employment in November 2022. The grant date fair value of this compensation was computed in accordance with the provisions of FASB ASC 718. With respect to stock options awarded to Messrs. Petras and Dimitrief in November 2022, the grant date fair value differs from the target value disclosed in the Compensation Discussion and Analysis above because following the date of grant, certain assumptions in the Black-Scholes option pricing model were updated for purposes of calculating the grant date fair value in accordance with FASB ASC 718. The assumptions that we used to calculate these amounts are discussed in Note 16, “Share-Based Compensation” and Note 1, “Significant Accounting Policies” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

5.

Amounts in this column reflect the value of annual cash incentive awards earned, if any, by each NEO under our Annual Incentive Plan in 2020, 2021 and 2022, as applicable. See “Annual Incentive Plan (AIP)”.

6.

Amounts for fiscal year 2022 include the following: the value of Company contributions made on behalf of our NEOs under our 401(k) Plan, in which all U.S. employees, including our NEOs, are eligible to participate (for each of Messrs. Petras, Hammons and Leffler: $13,725, Mr. Dimitrief $1,038, Mr. Rutz $13,210 and for Mr. Klaben $13,514), the value of a Company paid executive physical examination (for Mr. Petras $2,661, Mr. Leffler $3,130 and Mr. Rutz $3,936), and for Mr. Hammons, the value of commuting flights ($2,514), moving expenses ($7,428), severance payments ($101,538) and consulting fees ($40,500). See “Potential Payments Upon Termination or Change in Control”.

7.

In 2022, Mr. Klaben served as our Interim SVP, General Counsel and Secretary. In 2021, from January through October 31, he served as our SVP General Counsel and Secretary. See “Executive Transitions.” Mr. Klaben was not determined to be an NEO for 2020. Accordingly, our Summary Compensation Table only includes compensation information for Mr. Klaben for 2021 and 2022.

45

Compensation Tables

Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table sets forth information regarding plan-based awards granted to each of our NEOs during the fiscal year ended December 31, 2022. Mr. Biehl was not granted any equity incentive awards in 2022.

			Estimated future payouts under non-equity incentive plan awards (1)			All other stock awards: Number of shares of stock or units (#)		All other option awards: Number of securities underlying options (#)		Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
Name	Name of Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Michael B. Petras, Jr.	Annual Incentive Plan	3/2/2022	$918,750	$1,312,500	$2,625,000
	2020 Incentive Plan	3/2/2022				187,219	(2)				$3,749,997
	2020 Incentive Plan	3/2/2022						478,932	(3)	$20.03	$3,729,185
	2020 Incentive Plan	11/7/2022						2,108,356	(4)	$6.37	$6,983,520
Michael P. Rutz	Annual Incentive Plan	3/2/2022	$189,000	$270,000	$540,000
	2020 Incentive Plan	3/2/2022				24,962	(2)				$499,989
	2020 Incentive Plan	3/2/2022						63,857	(3)	$20.03	$497,220
Alexander Dimitrief	Annual Incentive Plan	11/7/2022	$31,500	$45,000	$90,000
	2020 Incentive Plan	11/7/2022				235,478	(5)				$1,499,995
	2020 Incentive Plan	11/7/2022						602,387	(6)	$6.37	$1,991,351
Matthew J. Klaben	Annual Incentive Plan	3/2/2022	$73,912	$105,588	$211,177
	2020 Incentive Plan	3/2/2022				8,736	(2)				$174,982
	2020 Incentive Plan	3/2/2022						22,350	(3)	$20.03	$174,027
	2020 Incentive Plan	11/7/2022				41,208	(7)				$262,500
Scott J. Leffler	Annual Incentive Plan	3/2/2022	$245,000	$350,000	$700,000
	2020 Incentive Plan	3/2/2022				37,443	(2)				$749,983
	2020 Incentive Plan	3/2/2022						95,786	(3)	$20.03	$745,834

Terrence G. Hammons, Jr.	Annual Incentive Plan	3/2/2022	154,000	$220,000	$440,000
	2020 Incentive Plan	3/2/2022				22,466	(2)				$449,994
	2020 Incentive Plan	3/2/2022						57,471	(3)	$20.03	$447,496

1.

Represents the threshold, target and maximum values for payments under the Company’s Annual Incentive Plan with respect to service in 2022. No payout is received for performance under the threshold metric. For Mr. Dimitrief, the amounts shown are prorated from the time of his joining the Company. For Mr. Klaben, amounts shown are prorated for his time as Interim Senior Vice President, General Counsel and Secretary and Deputy General Counsel. See “Compensation Elements for 2022 — Annual Incentive Plan (AIP)”.

2.

These RSUs were granted under our 2020 Incentive Plan and vest in substantially equal yearly installments over a three-year period beginning on March 2, 2022, subject to the NEO’s continued employment through each applicable vesting date.

3.

These stock options were granted under our 2020 Incentive Plan and vest in substantially equal yearly installments over a three-year period beginning on March 2, 2022, subject to the NEO’s continued employment through each applicable vesting date.

4.

These stock options were granted under our 2020 Incentive Plan as an incentive award and vest in three installments as follows: (i) 30% will vest 12 months from the date of grant; (ii) 30% will vest 18 months from the date of grant; and (iii) 40% will vest 24 months from the date of grant, subject to Mr. Petras’ continued employment with the Company through each applicable vesting date.

5.

This restricted stock award was granted under our 2020 Incentive Plan in connection with the commencement of Mr. Dimitrief’s employment and vests in equal installments on each of October 31, 2023 and October 31, 2024, subject to Mr. Dimitrief’s continued employment through each applicable vesting date.

6.

These stock options were granted under our 2020 Incentive Plan in connection with the commencement of Mr. Dimitrief’s employment and vest in equal installments on each of October 31, 2023 and October 31, 2024, subject to Mr. Dimitrief’s continued employment through each applicable vesting date.

7.

These RSUs were granted under our 2020 Incentive Plan as an incentive award and vest in three installments as follows: (i) 25% will vest 12 months from the date of grant; (ii) 25% will vest 24 months from the date of grant; and (iii) 50% will vest 36 months from the date of grant, subject to Mr. Klaben’s continued employment with the Company through each applicable vesting date.

2023 Notice and Proxy Statement	46

Compensation Tables

Outstanding Equity Awards at 2022 Year-End

Outstanding Equity Awards at 2022 Year-End

The following table sets forth information regarding outstanding equity awards held as of December 31, 2022 by each of our NEOs. Mr. Leffler departed on July 20, 2022 and Mr. Hammons departed on October 1, 2022 and neither NEO held any equity awards as of December 31, 2022. Mr. Biehl was not granted any equity incentive awards in 2022 and therefore had no equity awards outstanding on December 31, 2022.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (11)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (12)

Michael B. Petras, Jr.	559,006	(1)	559,006	(1)	$23.00	11/20/2030
	—		478,932	(2)	$20.03	3/2/2032
	—		2,108,356	(3)	$6.37	11/7/2032
							130,434	(4)	$1,806,515
							187,219	(5)	$1,559,534

Michael P. Rutz	55,901	(1)	55,900	(1)	$23.00	11/20/2030
	—		63,857	(2)	$20.03	3/2/2032
							13,043	(4)	$108,648
							273,681	(6)	$2,297,763
							24,962	(5)	$207,933

Alexander Dimitrief	—		602,387	(7)	$6.37	11/7/2032
							235,478	(8)	$1,961,532

Matthew J. Klaben	67,080	(1)	67,081	(1)	$23.00	11/20/2030
	—		22,350	(2)	$20.03	3/2/2032
							15,652	(4)	$130,381
							8,736	(5)	$72,771
							41,208	(9)	$343,263
										93,760	$781,021

1.

These stock options were granted under the 2020 Incentive Plan in connection with our IPO and vest in four equal installments on each of the first four anniversaries of the date of grant, beginning on November 20, 2021, subject to continued employment through each applicable vesting date.

2.

These stock options were granted under the 2020 Incentive Plan and vest in substantially equal yearly installments on each of the first three anniversaries of the date of grant, beginning on March 2, 2023, subject to continued employment through each applicable vesting date.

3.

These stock options were granted as an incentive award and vest in three installments, with 30% of the stock options vesting on each of November 7, 2023 and on May 7, 2024 and 40% of the stock options vesting on November 7, 2024, subject to continued employment through each applicable vesting date.

4.

These RSUs were granted under our 2020 Incentive Plan in connection with our IPO. One half of these remaining unvested RSUs will vest on November 20, 2023 and one half of these remaining unvested RSUs will vest on November 20, 2024, subject to continued employment through each applicable vesting date.

5.

These RSUs were granted under our 2020 Incentive Plan and vest in substantially equal yearly installments on each of the first three anniversaries of the date of grant, beginning on March 2, 2023, subject to continued employment through each applicable vesting date.

47

Compensation Tables

Outstanding Equity Awards at 2022 Year-End

6.

Represents shares of unvested restricted common stock distributed to Mr. Rutz in respect of the limited partnership interest in Topco Parent that Mr. Rutz was granted in connection with the commencement of his employment. These shares of unvested restricted stock were distributed in respect of Mr. Rutz’s limited partnership interest held in Topco Parent and continue to vest according to the same vesting schedule applicable to the limited partnership interest. As a result, the unvested restricted shares of our common stock vest on a daily basis pro rata through May 13, 2025, subject to continued employment through each such vesting date. See “Corporate Reorganization & Distribution of Shares”.

7.

These stock options were granted under the 2020 Incentive Plan in connection with the commencement of Mr. Dimitrief’s employment and vest in two equal installments on October 31, 2023 and October 31, 2024, subject to continued employment through each applicable vesting date.

8.

This restricted stock was granted under the 2020 Incentive Plan in connection with the commencement of Mr. Dimitrief’s employment and vests in two equal installments on October 31, 2023 and October 31, 2024, subject to continued employment through each applicable vesting date.

9.

These RSUs were granted as an incentive award and vest in three installments, with 25% of the RSUs vesting on each of November 7, 2023 and November 7, 2024 and 50% of the RSUs vesting on November 7, 2025, subject to continued employment through each applicable vesting date.

10.	Represents the fair market value of shares unvested as of December 31, 2022, based on the closing market price of $8.33 on December 30, 2022.

11.

Represents shares of unvested restricted stock subject to performance-based vesting requirements. The restricted stock will vest as of the first date on which (i) our Sponsors have received two and one-half times their invested capital in Topco Parent and (ii) the Sponsors’ internal rate of return exceeds twenty percent, subject to the grantee’s continued services through such date. In connection with our IPO, these shares of unvested restricted stock were distributed in respect of the limited partnership interests Messrs. Leffler and Klaben held in Topco Parent. See “Corporate Reorganization & Distribution of Shares”.

12.	Represents the fair market value of shares that were unvested as of December 31, 2022, based on the closing market price of $8.33 on December 30, 2022.

Option Exercises and Stock Vested

The following table sets forth information regarding stock vested in the fiscal year ended December 31, 2022 by each of our NEOs. None of our NEOs exercised stock option awards in the fiscal year ended December 31, 2022 and none of Messrs. Biehl, Dimitrief or Hammons acquired any shares of stock in the fiscal year ended December 31, 2022.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Michael B. Petras, Jr.	65,218	$392,612

Michael P. Rutz	122,273	1,959,591

Matthew J. Klaben	7,826	47,113

Scott J. Leffler	25,523	542,733

1.

Includes RSUs granted under our 2020 Incentive Plan in connection with our IPO, one-quarter of which vested on November 20, 2022 and, for each of Messrs. Rutz and Leffler shares of restricted stock, distributed in respect of his respective limited partnership interest held in Topco Parent prior to our IPO, that vested throughout the year. The number of shares of restricted stock that vested in 2022 for each of Messrs. Rutz and Leffler was 115,752 shares and 25,523 shares, respectively.

2.	Consists of the value realized upon the vesting of RSUs and restricted stock, in each case, calculated by multiplying the number of shares vested by the share price on each applicable vesting date.

2023 Notice and Proxy Statement	48

Compensation Tables

Option Exercises and Stock Vested

Non-Qualified Deferred Compensation

The following table sets forth information regarding contributions to our Supplemental Retirement Benefit Plan in the fiscal year ended December 31, 2022 by each of our NEOs. As of the date hereof, the only NEO who has participated in our Supplemental Retirement Benefit Plan is Mr. Rutz. We have not previously provided matching employer contributions under the Supplemental Retirement Plan, although we are permitted to do so by its terms. See “Retirement Plans” for more information on the Supplemental Retirement Plan. We do not offer any other nonqualified retirement plans or pension benefits.

Name	Executive Contributions in Last FY ($) (1)	Registrant contributions in last FY ($) (2)	Aggregate earnings in last FY ($) (3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($) (4)

Michael P. Rutz	$69,177	—	$(30,021)	—	$174,228

1.	Amounts in this column are also reported as salary in the Summary Compensation Table.

2.

Amounts in this column represent Company contributions to the Supplemental Retirement Benefit Plan. There have been no such contributions to date, so no such contributions are included in the Summary Compensation Table.

3.

Amounts reported in this column reflect earnings in investment options that are consistent with those offered under the qualified 401(k) Plan. These amounts are not included in the Summary Compensation Table because the earnings are not “above-market” or preferential.

4.

There were no contributions made by NEOs to our Supplemental Retirement Plan prior to the fiscal year ended December 31, 2022, so this column does not include any amounts reported in the Summary Compensation Table for prior years.

49

Potential Termination Payments

Employment Agreements

POTENTIAL TERMINATION PAYMENTS

The Company is party to employment agreements with Messrs. Petras, and Rutz, and offer letters and restrictive covenants agreements with Messrs. Biehl, Dimitrief, and Klaben. The Company was party to an offer letter with Mr. Hammons and an employment agreement with Mr. Leffler prior to their separation from the Company. Although all of our executives are employed “at-will” and their employment can be terminated at any time for any reason with or without cause, each of the employment agreements or offer letters in effect with our NEOs (other than Messrs. Biehl and Dimitrief) contain severance provisions. In this section we describe the compensation agreements in effect with each NEO and describe and quantify the compensation that may be payable to each NEO (or in the case of Messrs. Leffler and Hammons, was paid) under such existing compensation arrangement or plan.

Employment Agreements

Employment Agreement with Mr. Michael B. Petras, Jr.

Mr. Petras entered into an employment agreement with our subsidiary, Sotera Health LLC, dated May 25, 2016 (the “CEO Employment Agreement”), pursuant to which he served as CEO and as a member of Topco Parent’s Board of Managers. Under the terms of the CEO Employment Agreement, Mr. Petras’ initial annual base salary in connection with his appointment as CEO was set at $700,000, less applicable withholding taxes. See the Summary Compensation Table for information on Mr. Petras’ base salary paid in 2020, 2021 and 2022. Under the CEO Employment Agreement, Mr. Petras was also eligible to receive an annual bonus based on his attainment of one or more pre-established performance criteria established by Topco Parent’s Board of Managers, with his annual target bonus opportunity equal to 100% of his then-current annual base salary.

In connection with the IPO, Sotera Health LLC assigned its rights and obligations under the CEO Employment Agreement to our Company and we entered into an amended and restated employment agreement with Mr. Petras which replaced his existing employment agreement effective as of the closing of the IPO (the “Amended and Restated CEO Employment Agreement”). Under the terms of the Amended and Restated CEO Employment Agreement, Mr. Petras serves as our CEO and Executive Chairman of our Board. Mr. Petras’ initial annual base salary was set at $1,000,000 as of November 2020, and as of March 2022, Mr. Petras’ annual base salary was set at $1,050,000. Mr. Petras is eligible to receive an annual bonus based on the attainment of certain pre-established performance criteria established by our Board, with his annual target bonus opportunity equal to 125% of his then-current annual base salary.

Under the Amended and Restated CEO Employment Agreement, Mr. Petras is eligible to receive certain payments and benefits in the event of a termination of his employment by us without “cause” or due to his death or disability or a termination of employment by him for “good reason” (as each of these terms are defined in the Amended and Restated CEO Employment Agreement), which are described in detail under “Potential Payments Upon Termination or Change in Control” below. Under the Amended and Restated CEO Employment Agreement, Mr. Petras is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 24 months following termination of employment.

Employment Agreement with Mr. Scott J. Leffler

Mr. Leffler entered into an employment agreement with our subsidiary, Sotera Health LLC, dated April 3, 2017 (the “CFO Employment Agreement”), pursuant to which he served as CFO. Under the terms of the CFO Employment Agreement, Mr. Leffler’s initial annual base salary in connection with his appointment as CFO was set at $340,000, less applicable withholding taxes. See the Summary Compensation Table for information on Mr. Leffler’s base salary paid in 2020, 2021 and 2022. Under the CFO Employment Agreement, Mr. Leffler was also eligible to receive an annual bonus based on his attainment of one or more pre-established performance criteria established by Topco Parent’s Board of Managers, with his annual target bonus opportunity equal to 60% of his then-current annual base salary. For 2022, Mr. Leffler’s annual target bonus opportunity was equal to 70% of his then-current annual base salary.

2023 Notice and Proxy Statement	50

Potential Termination Payments

Employment Agreements

In connection with the IPO, Sotera Health LLC, assigned its rights and obligations under the CFO Employment Agreement to our Company and we entered into an amended and restated employment agreement with Mr. Leffler which replaced his existing employment agreement effective as of the closing of the IPO (the “Amended and Restated CFO Employment Agreement”). Under the terms of the Amended and Restated CFO Employment Agreement, Mr. Leffler served as our CFO. Mr. Leffler’s initial annual base salary was set at $450,000 as of November 2020, and as of March 2022, Mr. Leffler’s annual base salary was set at $500,000. Mr. Leffler was also eligible to receive an annual bonus based on the attainment of certain pre-established performance criteria established by our Board, with his annual target bonus opportunity equal to 70% of his then-current annual base salary.

Under the Amended and Restated CFO Employment Agreement, Mr. Leffler was eligible to receive certain payments and benefits in the event of a termination of his employment by us without “cause” or a termination of employment by him for “good reason” (as each of these terms is defined in the CFO Employment Agreement). As previously disclosed, Mr. Leffler resigned as CFO on July 20, 2022. Mr. Leffler did not receive any separation payments or benefits in connection with his separation from the Company.

Under the Amended and Restated CFO Employment Agreement, Mr. Leffler is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 18 months following termination of employment.

Retention Agreement with Mr. Scott J. Leffler

Mr. Leffler entered into a bonus agreement with our subsidiary, Sotera Health LLC, dated as of November 18, 2019 (the “CFO Bonus Agreement”). Pursuant to the CFO Bonus Agreement, on the first ordinary payroll date following November 18, 2019, Mr. Leffler received a cash retention bonus of $1,500,000 (less applicable tax withholdings) in consideration for his agreement to continue active employment with Sotera Health LLC through November 18, 2021 (the “Retention Date”). If prior to the Retention Date, Mr. Leffler terminated his employment without “good reason” (as described below in “Potential Payments Upon Termination or Change in Control”, but excluding a termination due to Mr. Leffler’s death or disability), Mr. Leffler was obligated to repay, on a pre-tax basis, the full amount of the retention bonus. In connection with the IPO, Sotera Health LLC assigned its rights and obligations under the CFO Bonus Agreement to our Company and we entered into an amended and restated bonus agreement with Mr. Leffler which reflects such assignment.

Employment Agreement with Mr. Michael P. Rutz

Mr. Rutz entered into an employment agreement with our subsidiary, Sotera Health LLC, dated May 21, 2020 (the “Rutz Employment Agreement”), pursuant to which he serves as President, Sterigenics. Under the terms of the Rutz Employment Agreement, Mr. Rutz’s initial annual base salary in connection with his appointment as President, Sterigenics was set at $430,000, and as of March 2022, Mr. Rutz’s annual base salary was set at $450,000. See the Summary Compensation Table for information on Mr. Rutz’s base salary paid in 2020, 2021 and 2022. Under the Rutz Employment Agreement, Mr. Rutz is also eligible to receive an annual bonus based on his attainment of one or more pre-established performance criteria, with his annual target bonus opportunity equal to 60% of his then-current annual base salary.

In connection with the commencement of Mr. Rutz’s employment, he received a one-time lump sum cash payment equal to $50,000 (the “Sign-on Bonus”), which was paid on the first ordinary payroll date following May 21, 2020. If Mr. Rutz’s employment with the Company had been terminated by Mr. Rutz without “good reason” (as described below in “Potential Payments Upon Termination or Change in Control”, but excluding a termination due to Mr. Rutz’s death or disability), or by the Company for “cause,” in each case prior to the second anniversary of the commencement of Mr. Rutz’s employment, he was obligated to repay, on a pre-tax basis, a pro-rata portion of the Sign-on Bonus.

In addition, under the terms of the Rutz Employment Agreement, Mr. Rutz is entitled to receive a one-time lump sum cash payment equal to $1,500,000, less applicable tax withholdings, upon a change of control, contingent upon his continued employment through the consummation of a change of control.

Under the Rutz Employment Agreement, Mr. Rutz is eligible to receive certain payments and benefits in the event of a termination of his employment by us without “cause” or a termination of employment by him for “good reason” (as each of

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these terms are defined in the Rutz Employment Agreement), which are described in detail under “Potential Payments Upon Termination or Change in Control” below.

Under the Rutz Employment Agreement, Mr. Rutz is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 12 months following termination of employment.

Incentive Agreement with Mr. Michael P. Rutz

Mr. Rutz entered into a Cash Incentive Bonus Agreement with us, dated as of November 7, 2022, pursuant to which Mr. Rutz is eligible for a cash bonus of $1,000,000 in consideration for his active employment with us through certain vesting dates. Pursuant to the Cash Incentive Bonus Agreement, the Incentive Bonus will vest in four installments as follows: (i) 10% will vest on the date that is 6 months from November 7, 2022 (the “Grant Date”); (ii) 20% will vest on the date that is 12 months from the Grant Date; (iii) 30% will vest on the date that is 18 months from the Grant Date; and (iv) 40% will vest on the date that is 24 months from the Grant Date, subject in each case to Mr. Rutz’s continued employment in good standing with the Company through each applicable vesting date. If Mr. Rutz’s employment with the Company and its subsidiaries terminates for any reason prior to any applicable vesting date, any unvested portion of the incentive bonus will be forfeited in its entirety.

Offer Letter and Restrictive Covenants Agreement with Mr. Michael F. Biehl

Mr. Biehl is a party to an offer letter with us dated July 18, 2022 (the “Biehl Offer Letter”), pursuant to which he serves as Interim Chief Financial Officer. Under the terms of the Biehl Offer Letter, Mr. Biehl’s initial base salary in connection with his appointment as Interim Chief Financial Officer was set at $75,000 per month. See the Summary Compensation Table for information on Mr. Biehl’s base salary paid in 2022. Under the Biehl Offer Letter, Mr. Biehl is not eligible to participate in the Annual Incentive Plan or the 2020 Incentive Plan. The Biehl Offer Letter does not provide for any severance payments in the event of a termination of his employment by Mr. Biehl or us, with or without cause or advance notice.

In connection with the commencement of his employment and in consideration of the terms of the Biehl Offer Letter, Mr. Biehl also entered into a restrictive covenants agreement dated July 20, 2022 (the “Biehl RCA”). Per the terms of the Biehl RCA, Mr. Biehl is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 12 months following termination of employment.

Offer Letter and Restrictive Covenants Agreement with Mr. Alexander Dimitrief

Mr. Dimitrief is a party to an offer letter with us dated October 28, 2022 (the “Dimitrief Offer Letter”), pursuant to which he serves as Senior Vice President and General Counsel. Mr. Dimitrief’s employment with the Company commenced on November 1, 2022. Under the terms of the Dimitrief Offer Letter, Mr. Dimitrief’s initial annual base salary in connection with his appointment as Senior Vice President and General Counsel was set at $600,000. See the Summary Compensation Table for information on Mr. Dimitrief’s base salary paid in 2022. Under the Dimitrief Offer Letter, Mr. Dimitrief is also eligible to participate in the Annual Incentive Plan, with his annual target incentive opportunity equal to 50% of his then-current annual base salary and prorated based on his hire date. In connection with the commencement of Mr. Dimitrief’s employment, he received a grant of stock options and restricted stock, in each case with a targeted grant date fair value of $1,500,000 and will vest in two equal installments on October 31, 2023 and October 31, 2024, subject to the terms and conditions of the 2020 Incentive Plan, as well as any applicable grant notices and agreements.

In connection with the commencement of Mr. Dimitrief’s employment, he received a one-time lump sum cash payment equal to $1,500,000 (the “Dimitrief Sign-on Bonus”), which was paid on the first ordinary payroll date in November 2022. If Mr. Dimitrief’s employment with the Company is terminated by Mr. Dimitrief for any reason other than due to death or disability, or by the Company for “cause,” in each case prior to the second anniversary of the commencement of Mr. Dimitrief’s employment, he is obligated to repay, on a pre-tax basis, a pro-rata portion of the Dimitrief Sign-on Bonus.

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The Dimitrief Offer Letter does not provide for any severance payments in the event of a termination of his employment by Mr. Dimitrief or us, with or without cause or advance notice.

In connection with the commencement of his employment and in consideration of the terms of the Dimitrief Offer Letter, Mr. Dimitrief also entered into a restrictive covenants agreement dated November 1, 2022 (the “Dimitrief RCA”). Per the terms of the Dimitrief RCA, Mr. Dimitrief is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 12 months following termination of employment.

Offer Letter, Restrictive Covenants Agreement and Separation Agreement with Mr. Terrence G. Hammons, Jr.

Mr. Hammons was a party to an offer letter with us dated August 18, 2021 (the “Hammons Offer Letter”), pursuant to which he served as Senior Vice President and General Counsel. Under the terms of the Hammons Offer Letter, Mr. Hammons’ initial annual base salary in connection with his appointment as Senior Vice President and General Counsel was set at $425,000 and beginning in March 2022 Mr. Hammons annual base salary was set at $440,000. See the Summary Compensation Table for information on Mr. Hammons’ base salary paid in 2021 and 2022. Under the Hammons Offer Letter, Mr. Hammons was also eligible to participate in the Annual Incentive Plan, with his annual target incentive opportunity equal to 50% of his then-current annual base salary.

In connection with the commencement of Mr. Hammons’ employment, he received a one-time lump sum cash payment equal to $500,000 (the “Hammons Sign-on Bonus”), which was paid on the first ordinary payroll date in February 2022. Pursuant to the terms of the Hammons Sign-on Bonus, if Mr. Hammons’ employment with the Company was terminated by Mr. Hammons for any reason or by the Company for “cause” prior to the second anniversary of the commencement of Mr. Hammons’ employment, he would have been obligated to repay, on a pre-tax basis, a pro-rata portion of the Hammons Sign-on Bonus. In connection with Mr. Hammons’ termination of employment and pursuant to the terms of the Hammons Separation Agreement (as defined below), he was not obligated to repay the Hammons Sign-on Bonus. In connection with the commencement of his employment and in consideration of the terms of the Hammons Offer Letter, Mr. Hammons also entered into a restrictive covenants agreement dated November 1, 2021 (the “Hammons RCA”). Per the terms of the Hammons RCA, Mr. Hammons is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 12 months following termination of employment.

Mr. Hammons departed from the Company effective October 1, 2022. We and Mr. Hammons negotiated a Separation and Release Agreement with Mr. Hammons dated August 31, 2022 (the “Hammons Separation Agreement”) to provide for certain payments in connection with the transition of his duties and his separation from the Company. The Hammons Separation Agreement is described in detail under “Potential Payments Upon Termination or Change in Control” below.

Offer Letter and Restrictive Covenants Agreement with Mr. Matthew J. Klaben

Mr. Klaben entered into an employment agreement with our subsidiary, Sotera Health LLC, dated December 12, 2016, pursuant to which he served as our Senior Vice President and General Counsel (the “Klaben Employment Agreement”). Under the terms of the Klaben Employment Agreement, Mr. Klaben’s initial annual base salary in connection with his appointment as Senior Vice President and General Counsel was set at $345,000. See the Summary Compensation Table for information on Mr. Klaben’s base salary paid in 2021 and 2022. Under the Klaben Employment Agreement, Mr. Klaben was also eligible to receive an annual bonus based on his attainment of one or more pre-established performance criteria established by Topco Parent’s Board of Managers, with his annual target bonus opportunity equal to 40% of his then-current annual base salary.

In connection with the IPO, Sotera Health LLC, assigned its rights and obligations under the Klaben Employment Agreement to our Company and we entered into an amended and restated employment agreement with Mr. Klaben which replaced his existing employment agreement effective as of the closing of the IPO (the “Amended and Restated Klaben Employment

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Agreement”). Under the terms of the Amended and Restated Klaben Employment Agreement, Mr. Klaben served as our Senior Vice President and General Counsel. Mr. Klaben’s initial annual base salary was set at $425,000. Mr. Klaben was also eligible to receive an annual bonus based on the attainment of certain pre-established performance criteria established by our Board of directors, with his annual target bonus opportunity equal to 50% of his then-current annual base salary.

In connection with his transition to the role of Deputy General Counsel, Mr. Klaben entered into an offer letter with the Company (the “Klaben Offer Letter”), which sets out the terms of his role as Deputy General Counsel, effective November 1, 2021, and supersedes the Amended and Restated Klaben Employment Agreement. Under the terms of the Klaben Offer Letter, Mr. Klaben’s annual base salary in connection with his appointment as Deputy General Counsel was set at $300,000. When Mr. Klaben was appointed as Interim Senior Vice President and General Counsel in October 2022 his annual base salary was increased to $440,000. Upon his returning to his role as Deputy General Counsel in November 2022, his annual base salary was reset to his pre-appointment salary, $303,000. Under the Klaben Offer Letter, Mr. Klaben is also eligible to participate in the Annual Incentive Plan, with his annual target incentive opportunity equal to 30% of his then-current annual base salary.

In consideration of the terms of the Klaben Offer Letter, Mr. Klaben also entered into a restrictive covenants agreement dated November 1, 2021 (the “Klaben RCA”). Per the terms of the Klaben RCA, Mr. Klaben is subject to an indefinite confidentiality clause and non-disparagement clause, as well as non-competition and non-solicitation clauses which shall be effective during the term of employment and for 12 months following termination of employment.

Potential Payments Upon Termination or Change in Control

Potential Payments as Provided in Employment Agreements and Offer Letters

In addition to the treatment described below in “Treatment of IPO and 2022 Equity Awards Upon Termination or Change in Control”, our NEOs are entitled to the following payments on certain terminations or a change in control of the Company pursuant to the terms of their respective employment agreements or offer letters.

Potential Payments to Mr. Michael B. Petras, Jr.

Under the Amended and Restated CEO Employment Agreement, in the event of a termination of employment by us without “cause” or by him for “good reason” (each as defined in the Amended and Restated CEO Employment Agreement), Mr. Petras, upon execution of a general release of claims in our favor and subject to continued compliance with the terms of such release and the restrictive covenants set forth in the Amended and Restated CEO Employment Agreement, will be eligible to receive:

•

An amount equal to two-times (2x) his then-current annual base salary (determined before any reduction that gave rise to executive’s right to terminate employment for “good reason”) payable in a lump sum within 60 days following his termination date,

•

If Mr. Petras elects COBRA, monthly reimbursement of the COBRA premiums incurred by Mr. Petras in an amount equal to the employer portion of the health insurance coverage provided to active employees for up to 12 months, provided that this benefit will cease if Mr. Petras becomes reemployed with another employer prior to the expiration of the 12 month period, and

•	2 years of additional time-based vesting credit with respect to all then outstanding and unvested equity awards.

Under the Amended and Restated CEO Employment Agreement, “cause” generally means Mr. Petras’ (i) disclosure of confidential information or trade secrets of the Company, the Sponsors or any of their affiliates or any of their respective customers or suppliers, which use or disclosure causes or is demonstrably likely to cause a material injury to any of these parties, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States, Canada or any jurisdiction in which Mr. Petras resides, (iii) fraud, willful misconduct or gross neglect in the performance of his material duties or engagement in any other willful misconduct or willful engagement in any act or omission involving dishonesty,

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Potential Payments Upon Termination or Change in Control

unethical business conduct or moral turpitude which has caused a material injury to the Company, the Sponsors or any of their affiliates or any of their respective customers or suppliers, (v) intentional failure to perform assigned duties subject to a 30 day cure period or (vi) breach of his non-competition covenant or any material breach of any other restrictive covenants to which Mr. Petras may be subject.

Under the Amended and Restated CEO Employment Agreement, “good reason” generally means (i) any material reduction in Mr. Petras’ title, status or authority, including, following the completion of the IPO, the failure to elect Mr. Petras to serve as the Executive Chairman of the Board of directors, (ii) any material reduction of Mr. Petras’ responsibilities, annual base salary or annual bonus opportunity, other compensation or the aggregate value of Mr. Petras’ benefits, (iii) the failure to grant certain IPO Equity Awards to Mr. Petras or (iv) the failure to provide for certain time-based vesting protections in connection with any future equity awards granted to Mr. Petras.

No Payments to Mr. Scott J. Leffler

As discussed above, in connection with Mr. Leffler’s separation from the Company, Mr. Leffler did not receive any separation payments or benefits.

Potential Payments to Mr. Michael F. Biehl

The Biehl Offer Letter does not provide for any severance payments in the event of a termination of his employment by Mr. Biehl or us, with or without cause or advance notice and Mr. Biehl did not receive equity incentive compensation for 2022.

Potential Payments to Mr. Michael P. Rutz

Under the Rutz Employment Agreement, in the event of a termination of employment by us without “cause” or by him for “good reason” (in each case as defined in the Rutz Employment Agreement), Mr. Rutz, upon execution of a general release of claims in our favor and subject to continued compliance with the terms of such release and the restrictive covenants set forth in the Rutz Employment Agreement, will be eligible to receive:

•	A continuation of his then-current annual base salary (determined before any reduction that gave rise to executive’s right to terminate employment for “good reason”) for 12 months, and

•

Continuation of his health insurance coverage as though he had continued to be an active employee of the Company, or if he is unable to so participate and elects COBRA, monthly reimbursement for the difference between the monthly COBRA premium over the monthly premium he would have paid had he continued to be an active employee, for 12 months, provided that this benefit will cease if Mr. Rutz becomes reemployed with another employer that offers medical insurance prior to the expiration of the 12 month period.

Under the Rutz Employment Agreement, “cause” generally means Mr. Rutz’s (i) disclosure of confidential information or trade secrets of the Company, the Sponsors or any of their affiliates or any of their respective customers or suppliers, which use or disclosure causes or is likely to cause a material injury to any of these parties, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States, Canada or any jurisdiction in which Mr. Rutz resides, (iii) fraud, willful misconduct or gross neglect in the performance of his duties or engagement in any other willful misconduct or willful engagement in any act or omission involving dishonesty, unethical business conduct or moral turpitude which has caused or is demonstrably likely to cause a material injury to the Company, the Sponsors or any of their affiliates or any of their respective customers or suppliers, (iv) intentional failure to perform assigned duties after a written notification from our Board and failure to correct such deficiencies within 30 days or (v) breach of the Rutz Employment Agreement.

Under the Rutz Employment Agreement, “good reason” generally means (i) any material reduction in Mr. Rutz’s title, status or authority, any material reduction of Mr. Rutz’s responsibilities, annual base salary, annual bonus opportunity, other compensation or the aggregate value of Mr. Rutz’s benefits, (iii) relocation of Mr. Rutz’s primary place of employment by more than 50 miles or (iv) the failure to grant the title of President, Sterigenics to Mr. Rutz by December 31, 2021.

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Potential Payments Upon Termination or Change in Control

In addition, under the terms of the Rutz Employment Agreement, Mr. Rutz is entitled to receive a one-time lump sum cash payment equal to $1,500,000, less applicable tax withholdings, upon a change in control, contingent upon his continued employment through the consummation of a change in control.

Potential Payments to Mr. Alexander Dimitrief

The Dimitrief Offer Letter does not provide for any severance payments in the event of a termination of his employment by Mr. Dimitrief or us, with or without cause or advance notice.

Payments to Mr. Terrence G. Hammons, Jr.

In connection with Mr. Hammons’ transition of his duties and separation from the Company, the Company and Mr. Hammons entered into the Hammons Separation Agreement that specifies the terms of his departure from the Company and the payments and benefits he is eligible to receive. Subject to his execution and non-revocation of a general release of claims in our favor and compliance with the post- separation covenants set forth in the separation agreement, Mr. Hammons will receive base salary continuation for a period of 12 months following his separation date of October 1, 2022, in an aggregate amount equal to $101,538.48, less applicable tax withholdings. Pursuant to the terms of the Hammons Separation Agreement, Mr. Hammons was not obligated to repay the Hammons Sign-on Bonus. All of Mr. Hammons’ equity incentive awards that were outstanding and unvested at the time of his departure were forfeited.

Under the Hammons Separation Agreement, Mr. Hammons provided consulting services to the Company to assist with the transition of his responsibilities from October 1, 2022 through December 31, 2022. For his consulting services, Mr. Hammons received a monthly consulting fee of $13,500.

Potential Payments to Mr. Matthew J. Klaben

Under the Klaben Offer Letter, in the event of a termination of employment by us without “cause” (as defined in the Klaben Offer Letter), Mr. Klaben, upon execution of a general release of claims in our favor and subject to continued compliance with the terms of such release and the restrictive covenants set forth in the Klaben Offer Letter, will be eligible to receive:

•	A continuation of his then-current annual base salary for 12 months.

Under the Klaben Offer Letter, “cause” generally means Mr. Klaben’s (i) intentional unauthorized use or disclosure of the confidential Information or trade secrets of the Company and its affiliates or any of their respective customers or suppliers, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States, Canada or any province or state thereof or the laws of any other jurisdiction in which Mr. Klaben resides, (iii) fraud, willful misconduct or gross neglect in the performance of his duties or engagement in any other willful misconduct which has caused material injury to the Company or any of its affiliates or any of their respective customers or suppliers, (iv) willful engagement in any act or omission involving dishonesty, breach of trust, unethical business conduct or moral turpitude, in each case involving the Company or any of its affiliates, or any of their respective customers or suppliers, (v) failure to perform lawful assigned duties or (v) breach of any restrictive covenant to which he is subject.

Treatment of IPO and 2022 Equity Awards Upon Termination or Change in Control

In connection with our IPO, in lieu of our formal 2021 equity award grant cycle, we granted IPO Equity Awards to our NEOs in the form of RSUs and nonqualified stock options to purchase shares of our common stock with grant date fair values based on the IPO price. In March 2022, we commenced an annual equity award cycle. See “Compensation Elements for 2022 — Long-Term Equity Incentive Compensation” and “Outstanding Equity Awards at 2022 Year-End”. In addition to the treatment described above, under the terms of the IPO Equity Awards and the 2022 Equity Awards (as defined below) (collectively the “NEO Equity Awards”), the grantee will receive 2 years of additional time-based vesting credit in respect of

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all outstanding unvested equity awards, upon a termination of employment by reason of the grantee’s death or Disability (as defined in the 2020 Incentive Plan). Mr. Rutz will receive an additional 2 years of time-based vesting credit in respect of all outstanding unvested NEO Equity Awards in the event that, following the 2 year anniversary of the NEO Equity Award grant date, Mr. Rutz retires at or older than age 55 with 10 or more years of service to the Company. With respect to Mr. Petras, all unvested NEO Equity Awards will vest in full upon Mr. Petras’ voluntary retirement following the date on which the sum of Mr. Petras’ attained age and years of service with the Company equals or exceeds 65. Notwithstanding the foregoing, the NEO Equity Awards do not qualify for such vesting credit to the extent they were granted within the 12 month period immediately prior to a grantee’s retirement. With respect to the stock options and restricted stock granted to Mr. Dimitrief under the 2020 Incentive Plan in November 2022, upon a termination of employment by reason of Mr. Dimitrief’s death, Disability or by the Company without “cause” (as defined in the 2020 Incentive Plan), such awards will fully vest. No NEO was eligible for retirement on December 31, 2022. With respect to the NEO’s stock options, the following stock option exercise periods generally apply: (i) 90 days following a termination of the NEO’s employment other than upon death or Disability, (ii) 12 months following a termination of the NEO’s employment due to death or Disability and (iii) the earlier of (x) the 2 year anniversary of a “qualifying retirement” (or in the case of Mr. Petras, 3 year anniversary of a “qualifying retirement” (as defined in the applicable equity award agreement) or termination of employment by the Company without “cause” or by Mr. Petras with “good reason” (as each is defined in the Amended and Restated CEO Employment Agreement)) and (y) the original expiration date of such stock option.

Under the terms of the NEO Equity Awards, in the event of a Change in Control (as defined in the 2020 Incentive Plan) where any outstanding unvested portion of the NEO Equity Awards are not assumed or substituted by the acquirer, such unvested awards will generally vest as of the date of such Change in Control. In the event of a Change in Control where outstanding NEO Equity Awards (other than with respect to the Dimitrief Equity Award) are assumed or substituted by the acquirer and the grantee is terminated by the acquirer without “cause” (as defined in such NEO’s employment agreement or offer letter, as applicable) or with respect to Messrs. Petras, Rutz and Klaben (other than with respect to the 2022 Equity Awards granted to Mr. Klaben) such executive terminates his employment for “good reason” (as defined in such NEO’s employment agreement), in each case, within the 1 year period immediately following such Change in Control, any then unvested NEO Equity Awards will vest as of the date of such NEO’s termination.

For purposes of this section (i) “2022 Annual Equity Grant” means the stock options and RSUs granted under the 2020 Incentive Plan to our NEOs (other than Mr. Dimitrief) in March 2022 and (ii) “Incentive Grants” means for Mr. Petras the stock options (the “Petras Equity Award”), for Mr. Dimitrief, the stock options and RSUs (the “Dimitrief Equity Award”) and for Mr. Klaben, the RSUs (the “Klaben Equity Award”), in each case granted under the 2022 Incentive Plan in November 2022 (together with the 2022 Annual Equity Grant, the “2022 Equity Awards”).

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Potential Post-Employment Payments Table

Potential Post-Employment Payments Table

With respect to Messrs. Petras, Biehl, Rutz, Dimitrief and Klaben, the following table shows the estimated payments and value of benefits that we would provide to such NEOs if the triggering events described in the heading of the table had occurred on December 31, 2022. Mr. Leffler, whose employment terminated on July 20, 2022, did not receive any separation payments or benefits in connection with such termination. The narrative above describes the actual payments and value of benefits provided to Mr. Hammons in connection with his termination of employment on October 1, 2022. See “Potential Termination Payments — Potential Payments Upon Termination or Change in Control — Payments to Mr. Terrence G. Hammons, Jr.”

The payments that each of our NEOs would be entitled to if a termination of employment or a change in control had taken place on December 31, 2022 are as follows:

	Benefit	Termination without “Cause” or Resignation for “Good Reason”	Termination due to Death or Disability	Qualifying Retirement (1)	Termination in Connection with a Change in Control (2)

Michael B. Petras, Jr.	Cash Severance(3)	$2,100,000	—	—	$2,100,000

	COBRA continuation(4)	14,646	—	—	14,646

	Value of accelerated Options and RSUs(5)(7)	4,595,239	$4,595,239	—	6,778,431

Michael F. Biehl	Cash Severance(3)	—	—	—	—

	COBRA continuation(4)	—	—	—	—

	Value of accelerated Options and RSUs(5)	—	—	—	—

Michael P. Rutz	Cash Severance(3)	$450,000	—	—	$450,000

	COBRA continuation(4)	14,790	—	—	14,790

	Change in Control Bonus		—	—	1,500,000	(6)

	Value of accelerated Options and RSUs(5)(9)	—	$245,884	—	316,582

Alexander Dimitrief	Cash Severance(3)	—	—	—	—

	COBRA continuation	—	—	—	—

	Value of accelerated Options and RSUs(8)	$3,491,346	$3,491,346	—	$3,491,346

Matthew J. Klaben	Cash Severance(3)	$303,000	—	—	$303,000

	COBRA continuation	—	—	—	—

	Value of accelerated Options and RSUs(5)(9)(10)	—	$350,041	—	546,415

1.

Qualifying retirement means, in the case of Mr. Petras, voluntary retirement following the date on which the sum of Mr. Petras’ attained age and years of service with the Company equals or exceeds 65, and in the case of Messrs. Rutz, Dimitrief and Klaben, voluntary retirement at or older than age 55 with 10 or more years of service to the Company. No NEO was eligible for retirement on December 31, 2022. Mr. Biehl is not party to any agreements that provide for benefits upon a qualifying retirement.

2.

Assumes termination of employment results from involuntary termination without “cause,” or in the case of Messrs. Petras or Rutz, resignation for “good reason,” in each case within 12 months following a Change in Control. With respect to each NEO’s equity awards, amounts reflect the value of the full vesting of unvested equity awards assumed or substituted by the acquirer upon a termination by the Company without “cause” or resignation by the executive with “good reason” within 12 months following a Change in Control.

3.

As further described above, cash severance is based on each executive’s annual base salary and the severance period specified in the executive’s employment agreement or offer letter and reflects the cash severance each NEO is entitled to upon a termination without “cause” or, in the case of Messrs. Petras or Rutz, resignation for “good reason.” With the exception of Mr. Petras who would receive any cash severance payments in a lump sum, each NEO’s cash severance is payable in the form of base salary continuation. Amounts shown reflect the following percentage of each executive’s annual base salary: Mr. Petras, 200%; Messrs. Rutz and Klaben: 100%. Each NEO is entitled to cash severance upon a qualifying

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Potential Post-Employment Payments Table

termination whether or not a Change in Control has occurred. Amounts in the table do not reflect accrued but unused vacation as the policy governing vacation for executive officers requires forfeiture of all accrued vacation for the current year not used by the end of the year, and each scenario assumes termination of employment on the last day of the year.

4.

Amounts reflect the Company’s portion of health and dental insurance premiums payable to each of Messrs. Petras and Rutz in the event of a qualifying termination. In such case, executives are entitled to payment of an amount equal to the difference between the monthly COBRA premium over the monthly premium he would have paid for such coverage under the Company’s health plans for the 12 month period following termination of employment.

5.

The IPO Equity Awards were granted on November 20, 2020 and vest in four equal installments on each of the first four anniversaries of the date of grant. Amounts shown here reflect the value of the acceleration of the following portion of each executive’s outstanding unvested IPO Equity Awards as of December 31, 2022: (i) for Mr. Petras, the remaining one-half, in the event of termination without “cause” or resignation for “good reason”; (ii) for each executive, the remaining one-half, in the event of termination due to death or Disability; and, (iii) for each executive, all of the outstanding unvested IPO Equity Awards in the event of a termination by the Company without “cause” or resignation by the executive for “good reason” (in each case as set out in the applicable equity award grant notice) within 12 months following a Change in Control. In each case, the value of accelerated stock options that vest is calculated as the number of shares underlying options that will vest on each qualifying termination multiplied by the difference between the strike price of outstanding options, which was $23 for the IPO Equity Awards, and the price of our stock on December 31, 2022, which was $8.33. The value of accelerated RSUs is calculated as the number of shares underlying RSUs that will vest on each qualifying termination multiplied by the price of our stock on December 31, 2022, which was $8.33. In the event an acquirer does not assume or substitute the IPO Equity Awards upon a Change in Control, the awards will vest in full.

6.

Mr. Rutz is entitled to receive a one-time lump sum cash payment equal to $1,500,000, less applicable tax withholdings, upon a change in control, contingent upon his continued employment through the consummation of a change in control.

7.

Mr. Petras was granted RSUs on March 2, 2022 that vest on the first three anniversaries of the date of grant. Mr. Petras was also granted stock options on November 7, 2022 that vest in three installments as follows: (i) 30% will vest 12 months from the date of grant; (ii) 30% will vest 18 months from the date of grant; and (iii) 40% will vest 24 months from the date of grant, subject to Mr. Petras’ continued employment with the Company through each applicable vesting date. Amounts shown here reflect the value of the acceleration of Mr. Petras’ equity awards as of December 31, 2022: (A) in the event of termination due to death or Disability, all unvested equity awards that would have vested in the 2 year period immediately following the date of such termination will vest as of the date of Mr. Petras’ termination of employment, (B) in the event that, following the first anniversary of the date of grant, Mr. Petras experiences a qualifying retirement all unvested equity awards will vest as of the date of his retirement and (C) in the event of a termination by the Company without “cause” or by Mr. Petras for “good reason” and subject to Mr. Petras satisfying the Release Requirement (as defined in the Amended and Restated Senior Management Agreement entered into between Mr. Petras and the Company dated as of November 10, 2020) and not breaching any of the provisions of the general release executed in connection therewith, all unvested equity awards that would have vested in the two-year period immediately following the date of such termination will vest as of the date of termination. The value of accelerated stock options that vest is calculated as the number of shares underlying options that will vest on each qualifying termination multiplied by the difference between the strike price of outstanding stock options, which was $6.37, and the price of our stock on December 31, 2022, which was $8.33. The value of accelerated RSUs is calculated as the number of shares underlying RSUs that will vest on each qualifying termination multiplied by the price of our stock on December 31, 2022, which was $8.33. In the event (i) an acquirer does not assume or substitute the equity awards upon a Change in Control, or (ii) the acquirer does assume or substitute the unvested portion of the equity award and Mr. Petras’ employment is terminated by him for “good reason” or by the acquiror without “cause” within 12 months following a Change in Control, in each case all unvested equity awards will vest in full.

8.

In connection with the commencement of Mr. Dimitrief’s employment, Mr. Dimitrief was granted stock options and restricted stock on November 7, 2022 that vest in equal installments on each of October 31, 2023 and October 31, 2024, subject to his continued employment with the Company through each applicable vesting date. Amounts shown here include the value of acceleration of the unvested awards in the event of a termination by the Company without “cause” or termination due to death or Disability. The value of accelerated stock options that vest is calculated as the number of shares underlying options that will vest on each qualifying termination multiplied by the difference between the strike price of outstanding stock options, which was $6.37 and the price of our stock on December 31, 2022, which was $8.33. The value of accelerated restricted stock is calculated as the number of shares underlying restricted stock that will vest on each qualifying termination multiplied by the price of our stock on December 31, 2022, which was $8.33. In the event an acquirer does not assume or substitute the award upon a Change in Control, the awards will vest in full.

9.

Each of Messrs. Rutz and Klaben was granted stock options and RSUs on March 2, 2022 that vest on the first three anniversaries of the date of grant. Amounts shown here include the value of acceleration of outstanding unvested equity awards in the event of a termination due to death or Disability. The value of accelerated stock options that vest is calculated as the number of shares underlying options that will vest on each qualifying termination multiplied by the difference between the strike price of outstanding stock options, which was $20.03 and the price of our stock on December 31, 2022, which was $8.33. The value of accelerated RSUs is calculated as the number of shares underlying RSUs that will vest on each qualifying termination multiplied by the price of our stock on December 31, 2022, which was $8.33. In the event (i) an acquirer does not assume or substitute the equity awards or (ii) the acquirer does assume or substitute the unvested portion of the equity award and the NEO’s employment is terminated by the acquiror without “cause” or, in the case or Mr. Rutz, by him for “good reason” within 12 months following a Change in Control, in each case all unvested equity awards will vest in full.

10.

Mr. Klaben was granted RSUs on November 7, 2022, 25% of which vest on each of the first two anniversaries of the date of grant and 50% of which vest on the third anniversary of the date of grant. Amounts shown here reflect the value of the acceleration of Mr. Klaben’s equity awards as of December 31, 2022. In the event of termination due to death or Disability, all unvested equity awards that would have vested in the 2 year period immediately following the date of such termination will vest as of the date of Mr. Klaben’s termination of employment. In the event (i) an acquirer does not assume or substitute the equity awards upon a Change in Control, or (ii) the acquirer does assume or substitute the unvested portion of the equity award and Mr. Klaben’s employment is terminated by the acquiror without “cause” within 12 months following a Change in Control, in each case all unvested equity awards will vest in full.

59

Equity Compensation Plan Information

2020 Omnibus Incentive Plan

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our 2020 Incentive Plan.

Plan category	Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column) (a)(c)

Equity compensation plans approved by security holders	8,457,539(1)	$14.33(2)	19,103,070(3)

Equity compensation plans not approved by security holders	—	—	—

Total	8,457,539	$14.33	19,103,070

1.

Includes (i) 2,467,069 shares of common stock issuable upon the vesting of RSUs awarded under our 2020 Incentive Plan; and (ii) 5,990,470 shares of common stock issuable upon the exercise of outstanding options granted under our 2020 Incentive Plan.

2.	Excludes RSUs as they have no exercise price.

3.	Reflects shares available for future issuance under the 2020 Incentive Plan, excluding shares underlying outstanding awards.

2020 Omnibus Incentive Plan

Prior to our IPO, our Board adopted, and our sole shareholder approved, our 2020 Incentive Plan. The maximum number of shares of our common stock that may be issued under our 2020 Incentive Plan is 27,900,000 shares.

Any employee, director or consultant of the Company is eligible to receive an award under the 2020 Incentive Plan, to the extent that a grant of such award is permitted by applicable law, stock market or exchange rules and regulations, or any accounting or tax rules and regulations. The 2020 Incentive Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), restricted stock awards, RSUs and other cash-based, equity-based or equity-related awards. Each award granted under the 2020 Incentive Plan will be set forth in a separate award agreement and will indicate the type and terms and conditions of the award.

As provided for under the 2020 Incentive Plan, the administrator of the 2020 Incentive Plan shall be either the Board or a committee appointed by the Board to administer the 2020 Incentive Plan. The Board has designated the LD&C Committee to administer the 2020 Incentive Plan and grant awards thereunder. Pursuant to the terms of the 2020 Incentive Plan, the administrator has the authority to authorize a subcommittee consisting of one or more members of the Board (including members who are employees of the Company) or employees of the Company to grant awards to persons who are not “executive officers” of the Company. The LD&C Committee has delegated to Mr. Petras, in his capacity as both a Board member and employee, the power to grant, without any further action required by the LD&C Committee, a predetermined number of equity awards to employees who are not executive officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of equity award administration within the Company and to facilitate the timely grant of equity incentives to non-executive officer employees, within the limits approved by the LD&C Committee or the Board.

Corporate Reorganization & Distribution of Shares

Before our IPO, we were a wholly owned subsidiary of Topco Parent, a Delaware limited partnership. Pursuant to the terms of the corporate reorganization that we completed prior to our IPO, Topco Parent dissolved and in liquidation distributed shares of Sotera Health Company common stock to its limited partners in accordance with the limited partnership agreement of Topco Parent. Each holder of limited partnership interests in Topco Parent prior to our IPO, including Messrs. Petras, Leffler, Rutz and Klaben, Ms. Klee and the Sponsors, received an in-kind distribution of shares of our common stock

2023 Notice and Proxy Statement	60

Equity Compensation Plan Information

Corporate Reorganization & Distribution of Shares

(in certain circumstances subject to restrictions as described below) with respect to those interests as part of the corporate reorganization.

In connection with such distribution, each individual holder of limited partnership interests in Topco Parent prior to the IPO, including our named executive officers and Ms. Klee, executed the Restricted Stock Agreement and Acknowledgment (the “RSA”) in the form filed as an exhibit to our registration statement. The RSA provides that any shares of our common stock distributed to an individual in respect of any partnership interests that were vested as of the distribution were not subject to any vesting or forfeiture restrictions following the IPO. With respect to shares of common stock distributed in respect of any partnership interests that were unvested as of the distribution, the RSA generally provides that such shares shall be subject to the same vesting and forfeiture restrictions that applied to such unvested partnership interests prior to the distribution. Pursuant to the terms of our Stockholders’ Agreement, following the distribution, shares of our common stock held by members of our management team and certain members of our Board (including Mr. Petras) are subject to transfer restrictions unless such restrictions are otherwise waived by the LD&C Committee. See “Stockholders’ Agreement”.

61

Pay Versus Performance
Pay versus Performance Table

PAY VERSUS PERFORMANCE
Pay versus Performance Table
The following section has been prepared in accordance with the SEC’s new rules requiring annual disclosure of pay-versus-performance
(“PvP”) which shows the relationship between executive compensation actually paid (“CAP”) and the Company’s performance. The following pay versus performance disclosure is
based on upon permitted methodology, pursuant to the SEC guidance under Item 402(v) of Regulation
S-K
for 2022:

(a)	(b) (1)	(c) (2)	(d) (3)	(e) (4)	(f) (5)	(g) (6)	(h) (7)	(i) (8)
Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs	Value of initial fixed $100 investment based on:		Net Income (Loss) ($ Millions)	Adjusted EBITDA ($ Millions)
					Total Shareholder Return	Peer Group Total Shareholder Return
2022	$16,659,858	$5,908,688	$2,000,869	$(872,149)	$33	$130	$(233,570)	$506,249
2021	2,197,574	(2,362,888)	658,885	(789,682)	94	132	116,182	481,229
2020	17,204,248	22,420,874	5,012,582	14,102,915	109	105	(38,617)	419,859

1.
The CEO in all three reporting years is Michael B. Petras, Jr. Reflects compensation amounts reported in the Summary Compensation Table (“SCT”) for Mr. Petras for the years ended December 31 2022, 2021 and 2020, respectively.

2.	Compensation actually paid (“CAP”) to our CEO in 2022, 2021 and 2020 reflects the respective amounts in the SCT adjusted as required pursuant to 402(v) of Regulation S-K.

3.	The following non-CEO NEOs are included in the average figures shown:

•	2020: Michael Rutz, Scott Leffler

•	2021: Michael Rutz, Scott Leffler, Terrence Hammons, Matthew Klaben.

•	2022: Michael Rutz, Scott Leffler, Terrence Hammons, Matthew Klaben, Alexander Dimitrief, Michael Biehl
Certain
non-CEO
NEOs served for a portion of the covered years cited above. For additional information, refer to “Executive Transitions” on page

27

and “Executive Transitions” in the 2022 Proxy Statement and Notice of Annual Meeting of Shareholders.

4.	Average CAP to our non-CEO NEOs in 2022, 2021 and 2020 reflects the respective amounts in the SCT, adjusted pursuant to 402(v) of Regulation S-K.

5.
Represents the cumulative total shareholder return (“TSR”) of the Company (i) for 2020, over the one-year
period from market close December 31, 2019 through December 31, 2020, (ii) for 2021, over the two-year
period from market close on December 31, 2019 through December 31, 2021, (iii) and for 2022, over the three-year period from market close December 31, 2019 through December 31, 2022.

6.
Represents the cumulative TSR of the S&P 500 Healthcare Index (i) for 2020, over the one-year
period from market close December 31, 2019 through December 31, 2020, (ii) for 2021, over the two-year
period from market close on December 31, 2019 through December 31, 2021, (iii) and for 2022, over the three-year period from market close December 31, 2019 through December 31, 2022.

7.
Reflects “Net Income (Loss)” in the Consolidated Statements of Operations and Comprehensive Income (Loss) included in the Company’s Annual Reports on Form
10-K
for the years ended December 31, 2022, 2021 and 2020 (“Net Income” and “Net Loss”, as applicable). 2022 Net Loss includes a $408 million legal reserve recorded in the fourth quarter of 2022 related to the binding term sheets to settle the ethylene oxide claims in Cook County, Illinois, subject to the satisfaction or waiver by the Company of the various conditions set forth in the term sheets.

8.	The Company-selected Measure is Adjusted EBITDA, which is described below.
Equity Valuations.
The
Company measures stock option grant date fair values using the Black-Scholes option pricing model as of the grant date. For the adjustments to equity compensation required under Rule 402(v) of Regulation
S-K,
stock option fair values as of each measurement date apply the Black-Scholes option pricing model with updated assumptions (i.e., expected term, volatility, risk free rates) and common stock price as of each year end and vesting date. The Company measures the fair value of RSUs and restricted common stock awards (“RSAs”) using the closing market price of our common stock as of the grant date. For the adjustments to equity compensation required under Rule 402(v) of Regulation
S-K,
RSUs and RSAs have been valued using the closing market price of our common stock as of each year end and vesting date.

2023 Notice and Proxy Statement	62

Pay Versus Performance
Pay versus Performance Table

The difference between CAP and compensation amounts reported in the SCT for the year ended December 31, 2022 is attributable to fluctuations in the market price of our common stock in the fourth quarter of 2022 following adverse results in EO litigation in Cook County, Illinois.
The following table indicates the range of assumptions used to determine the stock option awards under the Black-Scholes option pricing model granted during 2020 - 2022 at various dates as required to calculate the executive compensation actually paid:

Grant Year	Expected volatility	Expected life (years)	Risk-free interest rate
2022	50.0% - 55.0% (1)	4.3 - 5.9	4.0% - 4.1%
2021	37.5%	5.2 - 6.1	1.2% - 1.4%
2020	37.5%	6.1	0.50%

1.	The increase in volatility in 2022 is primarily attributable to the significant fluctuations in the market price of our common stock in 2022, as previously noted above. See, “Equity Valuations.”
The tables below disclose the amounts deducted from, and added to, the Summary Compensation Table total compensation amounts to calculate the Compensation Actually Paid for each of the applicable years, for the CEO and average non-CEO
NEOs, as shown in columns (c) and (e) of the PvP Table, respectively:

CEO
Year	Summary Compensation Table Total Compensation	Less: stock award and option award values reported in Summary Compensation Table for the covered year	Plus: fair value for stock and option awards granted in the covered year	Change in fair value of outstanding unvested stock and option awards from prior years	Change in fair value of stock and option awards from prior years that vested in the covered year	Less: fair value of stock and option awards forfeited during the covered year	CEO CAP
2022	$16,659,858	$(14,462,702)	$13,019,821	$(5,926,198)	$(3,382,091)	$—	$5,908,688
2021	2,197,574	—	—	(3,167,607)	(1,392,855)	—	(2,362,888)
2020	17,204,248	(15,000,000)	20,216,626	—	—	—	22,420,874

Average Non-CEO NEOs
Year	Average Summary Compensation Table Total Compensation	Less: average stock award and option award values reported in Summary Compensation Table for the covered year	Plus: average fair value for stock and option awards granted in the covered year	Average change in fair value of outstanding unvested stock and option awards from prior years	Average change in fair value of stock and option awards from prior years that vested in the covered year	Less: average fair value of stock and option awards forfeited during the covered year	Non-CEO NEO CAP
2022	$2,000,869	$(1,248,894)	$948,453	$(1,149,366)	$(268,001)	$(1,155,210)	$(872,149)
2021	658,885	(125,000)	139,448	(991,451)	(471,564)	—	(789,682)
2020	5,012,582	(4,350,000)	10,973,027	2,387,163	80,143	—	14,102,915
Metrics Used to Link Pay and Performance
The
following financial performance measures represent, in the Company’s assessment, the most important financial measures the Company used to link compensation that we actually paid to our named executive officers for 2022:

Financial Performance Metrics
Adjusted EBITDA	Sterigenics Segment Income

63

Pay Versus Performance
Metrics Used to Link Pay and Performance

Adjusted EBITDA represents the most important financial performance measure used to link compensation actually paid to the CEO and NEOs for the covered periods. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization and certain other adjustments that we do not consider in our evaluation of our ongoing operating performance from period to period. The Company relies on Adjusted EBITDA as it allows management to more effectively evaluate operating performance from period to period without the impact of certain non-cash
and
non-routine
items that we do not expect to continue at the same level in the future and other items that are not core to our operations. Sterigenics Segment Income is the earnings measure we use to evaluate the performance of our Sterigenics reportable segment.
The Company’s Annual Reports on Form
10-K
for the years ended on December 31 for each of 2022, 2021 and 2020, include additional information on the calculation of Adjusted EBITDA and Sterigenics Segment Income, including non-GAAP
reconciliation information.
Relationship between Pay and Performance
The graphs below depict the relationship between the CEO and average non-CEO
NEO CAP, in 2022, 2021 and 2020 to each of (1) the TSR of the Company and the S&P 500 Healthcare Index; (2) the Company’s Net Income; and (3) the Company’s Adjusted EBITDA.
“Compensation Actually Paid” as required under Rule 402(v) of Regulation
S-K,
includes measurement adjustments to the fair value of unvested and vested equity awards during the years presented based on year-end
common stock prices, vesting date stock prices, and certain accounting valuation assumptions. The changes in CAP between 2020 and 2022 were primarily driven by fluctuations in the market price of our common stock.
The graph below reflects the relationship between the CEO and Average NEO CAP (per the SEC’s definition), the Company’s Net Income, and Adjusted EBITDA for the covered periods.

2023 Notice and Proxy Statement	64

Pay Versus Performance
Relationship between Pay and Performance

The chart below reflects the relationship between the CEO and Average NEO CAP (per the SEC’s definition), TSR of the Company, and TSR of the S&P 500 Health Care Index for the covered periods.

The LD&C Committee did not consider the PvP disclosure above in making its pay decisions for any of the years shown. The information in this “Pay versus Performance” section shall not be deemed to be incorporated by reference into any filing by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this section by reference in such filing.

65

CEO Pay Ratio

CEO PAY RATIO

In accordance with the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of our CEO’s compensation to the compensation of all our employees. For 2022:

•	the annual total compensation of our median employee was $72,660

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table, was $16,659,858

•	the ratio of our CEO’s annual total compensation to the median employee’s annual total compensation was 229 to 1

To identify our median employee, we used the base salary as of December 31, 2022 of our global population, which included 3,122 employees, excluding our CEO, of which 1,826 were U.S. employees and 1,296 were non-U.S. employees. We have chosen annual base salary as the consistently applied compensation measure used to identify the median employee. Base salary is the primary compensation component for a large portion of our workforce and is the one pay component that has a similar definition and is reported in a similar manner globally. Therefore, annual base salary provides an accurate depiction of total earnings for the purposes of identifying our median employee. Base salaries for employees outside the United States were converted to United States Dollars by applying the applicable foreign exchange rates in effect on December 31, 2022.

No cost of living adjustments were applied in our methodology. Our median employee’s total compensation of $72,660 was calculated in the same manner as we calculated total compensation for each of the named executive officers in the Summary Compensation Table.

In compliance with Item 402(u) as permitted by SEC rules under a de minimis exemption, we excluded all employees in 3 countries totaling 133 employees (approximately 4.26% of our total workforce) when identifying our median employee. Employees in the following countries were excluded: 86 China, 17 Costa Rica, 30 Thailand. As a result, our pay ratio includes 2,990 of our employees in 10 countries.

2023 Notice and Proxy Statement	66

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm Fees

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking shareholders to ratify the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee and the Board believe that the retention of Ernst & Young to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. Although ratification is not legally required, we are submitting the appointment of Ernst & Young to our shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified, the Audit Committee of the Board will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its shareholders.

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight, evaluation and, when appropriate, replacement of the independent registered public accounting firm that serves as the Company’s independent accountants. Ernst & Young has served as the Company’s independent registered public accounting firm since 2019. In selecting the independent auditor, the Audit Committee annually evaluates the qualifications, performance and independence of the independent auditor, including review of the lead audit partner and taking into account the opinions of management and the head (and any other senior personnel, as appropriate) of the internal audit function.

Representatives of Ernst & Young will be present at the Annual Meeting. They will be given an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table shows fees paid by Sotera Health for professional services rendered by Ernst & Young for 2022 and 2021. All of the fees shown in the table were approved by the Audit Committee in accordance with its pre-approval process.

Fee Category (In thousands)	2022	2021

Audit Fees	$3,041	$2,892

Audit-Related Fees	21	19

Tax Fees	449	307

All Other Fees	—	—

Total Fees	$3,511	$3,218

Audit Fees consisted of fees for (a) professional services rendered for the annual audit of Sotera Health’s consolidated financial statements, (b) the audit of Sotera Health’s internal control over financial reporting, (c) review of the interim consolidated financial statements included in quarterly reports and (d) services that are typically provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees included fees for assurance and related services that were reasonably related to the performance of the audit or review of Sotera Health’s consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence services pertaining to potential business acquisitions/dispositions; financial audits of employee benefit plans; agreed-upon or expanded audit procedures required to comply with local market requirements; assistance with internal control documentation requirements; and annual subscriptions or licensing of online content, such as accounting, tax or regulatory reference tools.

Tax Fees consisted of fees for professional services for tax compliance and review, and tax planning and advice. These services include assistance regarding federal, state and international tax matters, including compliance, return preparation, tax audits, tax advisory and consulting services.

67

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm Fees

All Other Fees would include fees for permitted services other than those that meet the criteria above.

The Audit Committee has concluded that the provision of the non-audit services described above was compatible with maintaining the independence of Ernst & Young.

The Board recommends a vote “FOR” the ratification of the appointment of Ernst & Young as Sotera Health’s independent registered public accounting firm for fiscal year 2023.

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee reviews and pre-approves all audit and non-audit services provided to Sotera Health by the registered public accounting firm, as well as certain audit services provided to Sotera Health or its consolidated subsidiaries by any separate accounting firm on which, in the case of the consolidated subsidiaries, the registered public accounting firm expressly relies, to assure that any such services (together, the “covered services”) do not impair the independence of the registered public accounting firm. Covered services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm. The policy provides for the general pre-approval of predictable and recurring covered services and their related fee estimates or fee arrangements by the full Audit Committee on an annual basis. General pre-approval of any covered services shall be effective for the applicable fiscal year. The policy delegates to the chair of the Audit Committee the authority to pre-approve any individual covered services that are not the subject of general pre-approval and for which the aggregate estimated fees do not exceed $250,000. In considering whether to pre-approve such a service, the Chair shall consider the nature and scope of the proposed service in light of applicable law, as well as the principles and other guidance enunciated by the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with respect to independence of the registered public accounting firm. The policy designates the CFO to monitor the performance of all services provided by the registered public accounting firm and to determine whether such services are in compliance with the policy. The CFO is required to report quarterly to the Audit Committee detailing the status of the covered services and fees previously approved by the Audit Committee (or the chair, as applicable) for the fiscal year, the amounts allocated and used for each such covered service, any additional covered services and fees request to be approved by the Audit Committee, any services that may require application of the de minimis exception for permissible non-audit services described in the policy and any other results of the CFO’s monitoring.

2023 Notice and Proxy Statement	68

Audit Committee Report

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Sotera Health specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Composition. The Audit Committee of the Board is composed of the directors named below. Each member of the Audit Committee meets the financial experience requirements under applicable SEC rules and Nasdaq listing standards. Vincent K. Petrella, Ann R. Klee and David E. Wheadon meet the independence requirements under applicable SEC rules and Nasdaq listing standards. In addition, the Board has determined that Mr. Petrella is an “audit committee financial expert” as defined by SEC rules.

Responsibilities. The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate. The Audit Committee is responsible for general oversight of Sotera Health’s accounting and financial reporting processes, Sotera Health’s relationship with its independent registered public accounting firm, Sotera Health’s compliance with legal and regulatory requirements and Sotera Health’s policies and procedures with respect to risk assessment and risk management. Sotera Health’s management is responsible for: (a) maintaining Sotera Health’s books of account and preparing periodic financial statements based thereon; and (b) maintaining the system of internal control over financial reporting. The independent registered public accounting firm is responsible for auditing Sotera Health’s annual consolidated financial statements.

Review with Management and Independent Registered Public Accounting Firm. The Audit Committee hereby reports as follows:

1.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, Ernst & Young, together and separately, Sotera Health’s audited consolidated financial statements contained in Sotera Health’s Annual Report on Form 10-K for fiscal year 2022.

2.	The Audit Committee has discussed with Ernst & Young matters required to be discussed by applicable standards of the PCAOB.

3.

The Audit Committee has received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence.

Based on the review and discussions referred to in paragraphs 1-3 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2022 for filing with the SEC.

The Audit Committee appointed Ernst & Young as Sotera Health’s independent registered public accounting firm for fiscal year 2023 and recommends to shareholders that they ratify the appointment of Ernst & Young as Sotera Health’s independent registered public accounting firm for fiscal year 2023.

Respectfully submitted,

The Audit Committee

Vincent K. Petrella, Chair

Ann R. Klee

David E. Wheadon

69

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2023 by:

•	each person or group who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

•	each of our Named Executive Officers;

•	each of our directors; and

•	all of the executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. We have based the calculation of the percentage of beneficial ownership on 282,516,756 shares of common stock outstanding, as of March 31, 2023. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options exercisable within 60 days of March 31, 2023 are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for purposes of computing the percentage ownership of any person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder. Unless otherwise indicated, this table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.

Unless otherwise indicated in the table or footnotes below, the address for each beneficial owner is c/o Sotera Health, 9100 South Hills Blvd, Suite 300, Broadview Heights, Ohio 44147.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned

5% Shareholders:

Investment funds and entities affiliated with Warburg Pincus(2)	105,417,315	37.31%

Investment funds and entities affiliated with GTCR(3)	70,278,209	24.88%

Named Executive Officers and Directors:

Michael B. Petras, Jr.(4)	7,212,067	2.55%

Michael F. Biehl	—	—

Scott J. Leffler(5)	493,307	*

Michael P. Rutz(6)	619,736	*

Matthew J. Klaben(7)	401,683	*

Terrence G. Hammons, Jr.(8)	—	—

Alexander Dimitrief(9)	235,478	*

Ruoxi Chen(10)	105,443,163	37.32%

Sean L. Cunningham(11)	70,304,057	24.88%

David A. Donnini(11)	70,304,057	24.88%

Robert B. Knauss(10)	105,417,315	37.31%

Ann R. Klee(12)	76,773	*

Constantine S. Mihas(11)	70,304,057	24.88%

James C. Neary(10)	105,443,163	37.32%

Vincent K. Petrella(13)	25,848	*

David E. Wheadon(14)	19,979	*

All Executive Officers and Directors as a group (13 Persons)	184,014,645	65.13%

2023 Notice and Proxy Statement	70

Security Ownership of Certain Beneficial Owners and Management

*	Represents beneficial ownership of less than 1%

1.	Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

2.

Consists of (i) 84,363,406 shares held of record by Bull Holdco L.P., a Delaware limited partnership (“Bull Holdco”) and (ii) 21,053,909 shares held of record by Bull Co-Invest L.P., a Delaware limited partnership (“WP Bull”).

Effective August 5, 2021, the Warburg Pincus Sponsors (as defined below), other than WP Bull, distributed their shares of common stock (the “Contributed Shares”) to Bull Holdco, pursuant to the terms of a Contribution and Exchange Agreement among such persons and Bull Holdco. The Warburg Pincus Sponsors (as defined below and other than WP Bull) share limited partnership ownership in Bull Holdco on a pro rata basis in accordance with their respective numbers of Contributed Shares. WP Bull Holdco GP LLC, a Delaware limited liability company, is the general partner of Bull Holdco, and WP XI (as defined below) is the sole member of WP Bull Holdco GP LLC.

The “Warburg Pincus Sponsors” include Warburg Pincus Private Equity XI, L.P., a Delaware limited partnership (“WP XI”), Warburg Pincus Private Equity XI-B, L.P., a Delaware limited partnership (“WP XI-B”), Warburg Pincus Private Equity XI-C, L.P., a Cayman Islands exempted limited partnership (“WP XI-C”), WP XI Partners, L.P., a Delaware limited partnership (“WP XIP”), Warburg Pincus XI Partners, L.P., a Delaware limited partnership (“WP XI Partners”) and WP Bull.

Warburg Pincus XI, L.P., a Delaware limited partnership (“WP XI GP”), is the general partner of each of (i) WP XI, (ii) WP XI-B, (iii) WP XI Partners and (iv) WP XIP. WP Global LLC, a Delaware limited liability company (“WP Global”), is the general partner of WP XI GP. Warburg Pincus Partners II, L.P., a Delaware limited partnership (“WPP II”), is the managing member of WP Global. Warburg Pincus Partners GP LLC, a Delaware limited liability company (“WPP GP LLC”), is the general partner of WPP II. Warburg Pincus & Co., a New York general partnership (“WP”), is the managing member of WPP GP LLC.

Warburg Pincus (Cayman) XI, L.P., a Cayman Islands exempted limited partnership (“WP XI Cayman GP”), is the general partner of WP XI-C (WP XI-C and, together with WP XI, WP XI-B, WP XI Partners and WP XIP, the “WP XI Funds”). Warburg Pincus XI-C, LLC, a Delaware limited liability company (“WP XI-C LLC”), is the general partner of WP XI Cayman GP. Warburg Pincus Partners II (Cayman), L.P., a Cayman Islands exempted limited partnership (“WPP II Cayman”), is the managing member of WP XI-C LLC. Warburg Pincus (Bermuda) Private Equity GP Ltd., a Bermuda exempted company (“WP Bermuda GP”), is the general partner of WPP II Cayman. WP Bull Manager LLC, a Delaware limited Liability company (“WP Bull Manager”), is the general partner of WP Bull. WP is managing member of WP Bull Manager. Warburg Pincus LLC, a New York limited liability company (“WP LLC”), is the manager of the WP XI Funds. The address of the Warburg Pincus Sponsors is 450 Lexington Avenue, New York, New York 10017.

3.

Includes (i) 55,778,268 shares held of record by GTCR Fund XI/A LP, (ii) 14,052,901 shares held of record by GTCR Fund XI/C LP and (iii) 447,040 shares held of record by GTCR Co-Invest XI LP (collectively, the “GTCR Sponsors”). GTCR Partners XI/A&C LP is the general partner of each of GTCR Fund XI/A LP and GTCR Fund XI/C LP. GTCR Investment XI LLC is the general partner of each of GTCR Co-Invest XI LP and GTCR Partners XI/A&C LP. GTCR Investment XI LLC is managed by a board of managers (the “GTCR Board of Managers”) consisting of Mark M. Anderson, Craig A. Bondy, Aaron D. Cohen, Sean L. Cunningham, Benjamin J. Daverman, David A. Donnini, Constantine S. Mihas and Collin E. Roche, and no single person has voting or dispositive authority over the shares. Each of GTCR Partners XI/A&C LP, GTCR Investment XI LLC and the GTCR Board of Managers may be deemed to share beneficial ownership of the shares held of record by the GTCR Stockholders, and each of the individual members of the GTCR Board of Managers disclaims beneficial ownership of the shares held of record by the GTCR Stockholders except to the extent of his pecuniary interest therein. The address for each of the GTCR Stockholders, GTCR Partners XI/A&C LP and GTCR Investment XI LLC is 300 North LaSalle Street, Suite 5600, Chicago, Illinois, 60654.

4.

Mr. Petras is the grantor and trustee of estate planning trusts (the “Petras Trusts”). As a result, Mr. Petras may have voting and investment control over, and may be deemed to be the beneficial owner of, an aggregate of 6,377,185 shares of common stock owned by the Petras Trusts. Includes 116,232 shares of common stock and 718,650 shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2023.

5.	Consists of 493,307 shares of common stock. Mr. Leffler forfeited his outstanding unvested equity awards in connection with his departure.

6.

Consists of 297,410 shares of common stock, 245,140 shares of restricted common stock that remain subject to vesting and 77,186 shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2023.

7.

Consists of 233,392 shares of common stock, 93,760 shares of restricted common stock that remain subject to vesting and 74,531 shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2023.

8.	Mr. Hammons forfeited his outstanding unvested equity awards in connection with his departure.

9.	Consists of 235,478 shares of restricted common stock that remain subject to vesting.

10.

Includes 105,417,315 shares of common stock beneficially owned by the Warburg Pincus Sponsors because of the affiliations of Mr. Chen, Mr. Knauss and Mr. Neary with the Warburg Pincus Sponsors. Mr. Chen, Mr. Knauss and Mr. Neary each disclaim beneficial ownership of all shares of common stock owned by the Warburg Pincus Sponsors except to the extent of any indirect pecuniary interests therein. Also includes for Mr. Chen and Mr. Neary (i) 15,205 shares of common stock and (ii) 10,643 shares of common stock issuable in connection with RSUs granted under our non-employee director compensation policy, which will vest within 60 days of March 31, 2023.

11.

Includes 70,278,209 shares of common stock beneficially owned by the GTCR Sponsors because of the affiliations of Mr. Cunningham, Mr. Donnini and Mr. Mihas with the GTCR entities. Mr. Cunningham, Mr. Donnini and Mr. Mihas each disclaim beneficial ownership of all shares of common stock owned by the GTCR entities except to the extent of any indirect pecuniary interests therein. Also includes (i) 15,205 shares of common stock and (ii) 10,643 shares of common stock issuable in connection with RSUs granted under our non-employee director compensation policy, which will vest within 60 days of March 31, 2023.

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Security Ownership of Certain Beneficial Owners and Management

12.

Consists of 51,155 shares of common stock, 14,975 shares of restricted common stock that remain subject to vesting and 10,643 shares of common stock issuable in connection with RSUs granted under our non-employee director compensation policy, which will vest within 60 days of March 31, 2023.

13.

Consists of 15,205 shares of common stock and 10,643 shares of common stock issuable in connection with RSUs granted under our compensation policy for non-employee directors, which will vest within 60 days of March 31, 2023.

14.

Consists of 9,336 shares of common stock and 10,643 shares of common stock issuable in connection with RSUs granted under our compensation policy for non-employee directors, which will vest within 60 days of March 31, 2023.

2023 Notice and Proxy Statement	72

Certain Relationships and Related Party Transactions

Registration Rights Agreement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Under SEC rules, a related person is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last fiscal year or an immediate family member of any of the foregoing.

Other than the transactions described below, and compensation agreements and other arrangements which are described in the sections “Compensation Discussion and Analysis” and “Employment Agreements” since January 1, 2022 there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described below were comparable to the terms we could have obtained in arms-length dealings with unrelated third parties.

From time to time, we do business with other companies affiliated with certain holders of our common stock. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

Registration Rights Agreement

We are a party to a second amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain holders of our common stock. Pursuant to the Registration Rights Agreement, we have agreed to register under the Securities Act the sale of shares of our common stock under specified circumstances, including the 175,695,524 shares held by the Sponsors as of March 31, 2023. After registration pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act.

Notwithstanding any contractual restrictions on the sale of our shares, we may be required by investment funds and entities affiliated with either Warburg Pincus or GTCR to register all or part of their shares of common stock in accordance with the Securities Act and the Registration Rights Agreement. The net aggregate offering price of shares that investment funds and entities affiliated with either Warburg Pincus or GTCR propose to sell in any demand registration must be at least $50 million, or such holder must propose to sell all of such holder’s shares if the net aggregate offering price of such shares is less than $50 million. Each of Warburg Pincus and GTCR is entitled to request unlimited demand registrations, but in each case we are not obligated to effect more than three long-form registrations on Form S-1 or four marketed underwritten shelf take-downs each year at the request of Warburg Pincus or more than three long-form registrations on Form S-1 or four marketed underwritten shelf take-downs each year at the request of GTCR. We also are not obligated to effect more than one marketed underwritten offering in any consecutive 90-day period without the consent of investment funds and entities affiliated with either Warburg Pincus or GTCR. There is no limitation on the number of unmarketed underwritten offerings that we may be obligated to effect at the request of investment funds and entities affiliated with either Warburg Pincus or GTCR. We have specified rights to delay the filing or initial effectiveness of, or suspend the use of, any registration statement filed or to be filed in connection with an exercise of a holder’s demand registration rights.

In addition, if we propose to file a registration statement under the Securities Act with respect to specified offerings of shares of our common stock, we must allow holders of shares subject to registration rights to include their shares in that registration, subject to specified conditions and limitations.

These registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration in certain circumstances and our right to delay a registration statement under specified circumstances. Pursuant to the Registration Rights Agreement, we are required to pay all registration expenses and indemnify each participating holder with respect to each registration of registrable shares that is affected.

73

Certain Relationships and Related Party Transactions

Stockholders’ Agreement

Stockholders’ Agreement

We and the Sponsors are party to a Stockholders’ Agreement. Our Stockholders’ Agreement provides that, for so long as the Stockholders’ Agreement is in effect, we and the Sponsors are required to take all actions reasonably necessary, subject to applicable regulatory and stock exchange listing requirements (including director independence requirements), to cause the membership of the Board and any committees of the Board to be consistent with the terms of the agreement. In accordance with the Stockholders’ Agreement, Warburg Pincus has designated Messrs. Chen, Knauss and Neary as nominees to our Board and GTCR has designated Messrs. Cunningham, Donnini and Mihas as nominees to our Board.

Director Designees; Committee Membership

Under the terms of our Stockholders’ Agreement, for so long as each of our Sponsors, Warburg Pincus and GTCR, hold a certain percentage of the shares of common stock that they held immediately following our IPO, each of them is entitled to designate a certain number of directors for election to our Board, which designees are reviewed by the Governance Committee. See “Corporate Governance — Structure and Role of the Board of Directors — Certain Sponsor Rights.”

The Governance Committee reviews Board committee composition annually. Subject to any restrictions under applicable law or the Nasdaq rules, each of Warburg Pincus and GTCR is entitled to representation on each Board committee proportionate to the number of directors they are entitled to designate on our Board. In addition, Warburg Pincus is entitled to appoint the chairperson of our LD&C Committee for so long as Warburg Pincus has the right to designate at least one director for election to our Board.

Removal of Directors

For so long as investment funds and entities affiliated with either Warburg Pincus or GTCR, collectively, hold at least a majority of our outstanding capital stock, a director designated by investment funds and entities affiliated with either Warburg Pincus or GTCR, respectively, may be removed with or without cause by the affirmative vote of the holders of a majority of our outstanding capital stock and with the consent of Warburg Pincus or GTCR, respectively.

Quorum

For so long as investment funds and entities affiliated with Warburg Pincus have the right to designate at least one director for election to our Board and for so long as investment funds and entities affiliated with GTCR have the right to designate at least one director for election to our Board, in each case, a quorum of our Board will not exist without at least one director designee of each of Warburg Pincus and GTCR present at such meeting; provided that if a meeting of our Board fails to achieve a quorum due to the absence of a director designee of Warburg Pincus or GTCR, as applicable, the presence of at least one director designee of Warburg Pincus or GTCR, as applicable, will not be required in order for a quorum to exist at the next meeting of our Board.

Transfer Restrictions

Unless otherwise waived by the LD&C Committee and except for certain permitted transfers, management shareholders may transfer a number of vested shares of our common stock equal to the product of (i) the number of shares of our common stock then owned by such management shareholder multiplied by (ii) a fraction, the numerator of which is the number of shares of our common stock sold by the Sponsors in a public or private sale to a third party and the denominator of which is the total number of shares of our common stock held by the Sponsors immediately prior to such public or private sale. These transfer restrictions only apply to shares of common stock held by management shareholders at closing of the IPO (or securities issued in respect thereof) and remain in effect until the sixth anniversary of the completion of the IPO.

2023 Notice and Proxy Statement	74

Certain Relationships and Related Party Transactions

Stockholders’ Agreement

Corporate Opportunities

To the fullest extent permitted by law, we have, on behalf of ourselves, our subsidiaries and our and their respective shareholders, renounced any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity that may be presented to Warburg Pincus, GTCR or any of their respective affiliates, partners, principals, directors, officers, members, managers, employees or other representatives, and no such person has any duty to communicate or offer such business opportunity to us or any of our subsidiaries or shall be liable to us or any of our subsidiaries or any of our or its shareholders for breach of any duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to us or our subsidiaries, unless, in the case of any such person who is a director or officer of ours, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of ours.

Indemnification

Under the Stockholders’ Agreement, we have agreed, subject to certain exceptions, to indemnify the Sponsors, and various affiliated persons and indirect equityholders of the Sponsors from losses arising out of any threatened or actual litigation by reason of the fact that the indemnified person is or was a holder of our common stock or of equity interests in Sotera Health Company. This indemnification is in addition to a similar indemnification provision under Topco Parent’s limited partnership agreement, which survived the termination of such agreement. Two of our subsidiaries and GTCR are co-defendants in tort lawsuits related to purported emissions and releases of EO from a former Sterigenics facility in Willowbrook, Illinois. Some of the plaintiffs in those tort lawsuits filed an additional lawsuit, related to certain transfers of assets, in which the Company and certain affiliates, subsidiaries, current and former officers and various investment funds and entities affiliated with the Sponsors are named as co-defendants or “respondents in discovery.” The Company, certain current and former directors and officers, the Sponsors, and the financial institutions that served as underwriters in the Company’s IPO and Secondary Public Offering are co-defendants in a putative shareholder class action alleging violations of federal securities laws. In satisfaction of our indemnity obligations, we are bearing the costs of the defense of indemnitees in these actions.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides for indemnification of directors and officers to the fullest extent permitted by law, including payment of expenses in advance of resolution of any such matter. Our amended and restated certificate of incorporation eliminates the potential personal monetary liability of our directors to us or our shareholders for breaches of their duties as directors to the fullest extent permitted by the DGCL. Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

We have entered into separate indemnification agreements with our directors and officers that are broader than the mandatory indemnification rights required by the DGCL. Each indemnification agreement provides, among other things, for indemnification to the fullest extent permitted by law and our amended and restated certificate of incorporation and amended and restated bylaws against any and all expenses, judgments, fines and amounts paid in settlement of any claim. The indemnification agreements also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law and our amended and restated certificate of incorporation and amended and restated bylaws. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and officers, and in satisfaction of our indemnity obligations, we are bearing the costs of the defense of those current and former directors and officers who are named as co-defendants or “respondents in discovery” in the tort, asset transfer and putative shareholder class action lawsuits described in the preceding section, “Stockholders’ Agreement — Indemnification”.

The limitation of liability and indemnification provisions included in our amended and restated certificate of incorporation and the indemnification agreements that we have entered into or will enter into with our directors and officers may discourage shareholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though any such action, if

75

Certain Relationships and Related Party Transactions

Limitation of Liability and Indemnification of Officers and Directors

successful, might benefit us and other shareholders. Further, a shareholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

We maintain Side-A directors and officers liability insurance policies under which, subject to the terms, conditions, exclusions, and limits of the policies, defense and indemnity coverage is provided to our directors and officers for claims alleging a breach of duty or other wrongful acts as a director or officer, including claims relating to public securities matters. Our directors and officers liability insurance policies since the time of the IPO do not provide coverage to the Company for the Company’s indemnification of directors and officers, nor for direct claims against the Company.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board. Although directors designated for election to our Board by investment funds and entities affiliated with either Warburg Pincus or GTCR may have certain rights to indemnification, advancement of expenses or insurance provided or obtained by investment funds and entities affiliated with either Warburg Pincus or GTCR, respectively, we have agreed in our Stockholders’ Agreement that we will be the indemnitor of first resort, will advance the full amount of expenses incurred by each such director and, to the extent that investment funds and entities affiliated with either Warburg Pincus or GTCR or their insurers make any payment to, or advance any expenses to, any such director, we will reimburse those investment funds and entities and their insurers for such amounts.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Related Party Transactions

Pursuant to our written related party transaction policy, the Audit Committee of the Board is responsible for evaluating each related party transaction and making a determination as to whether the transaction at issue is fair, reasonable and within our policy and whether it should be ratified and approved. The Audit Committee, in making its determination, considers various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s-length and in the ordinary course of our business, whether the transaction would impair the independence of an otherwise independent director, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee reviews, at least annually, a summary of our transactions with our directors and officers and with firms that employ our directors, as well as any other related person transactions.

Curia Global (“Curia”), is a contract research, development and manufacturing organization, and a customer of our Nelson Labs business segment. Curia is an affiliate of GTCR, one of our Sponsors. In fiscal year 2022, we recorded sales of $3.7 million to Curia and amounts due from Curia during the same period were $0.8 million.

2023 Notice and Proxy Statement	76

Other Information

2024 Shareholder Proposals

OTHER INFORMATION

2024 Shareholder Proposals

Proposals by shareholders for inclusion in our proxy statement and form of proxy for the Annual Meeting to be held in 2024 pursuant to Rule 14a-8 of the Exchange Act should be addressed to the Corporate Secretary, Sotera Health Company, 9100 South Hills Blvd, Suite 300, Broadview Heights, Ohio 44147. Proposals must be received at this address no later than December 15, 2023. The proposal must meet the requirements under Rule 14a-8 to be valid. Upon receipt of a proposal, we will determine whether to include the proposal in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

Annual Meeting Advance Notice Requirements

Under Article II, Section 2 of our amended and restated bylaws, in order for a shareholder to submit a proposal or to nominate any director at next year’s annual meeting of shareholders, written notice must be addressed to the Corporate Secretary, Sotera Health Company, 9100 South Hills Blvd, Suite 300, Broadview Heights, Ohio 44147, and must be received not earlier than the opening of business 120 days before, and not later than the close of business 90 days before, the first anniversary of the date of the preceding year’s annual meeting of shareholders, provided next year’s annual meeting is called for on a date that is within 30 days before or after such anniversary date. Assuming that next year’s annual meeting is held on schedule, we must receive written notice between January 26, 2024 and February 26, 2024 of an intention to introduce a nomination or other item of business at that meeting that meets all of the requirements contained in our amended and restated bylaws.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act between January 26, 2024 and February 26, 2024.

77

Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND OUR 2023 ANNUAL MEETING OF SHAREHOLDERS

Q:	Why am I receiving these materials?

A:

The Board is providing these materials to you in connection with its solicitation of proxies for use at the Company’s Annual Meeting. The Annual Meeting will be held on Thursday, May 25, 2023. The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SHC2023 via a live audio webcast. Shareholders are invited to attend the Annual Meeting via the live audio webcast and to vote on the proposals described in this Proxy Statement.

These proxy materials are being provided on or about April 13, 2023 to all shareholders of record of Sotera Health as of March 31, 2023.

Q:	What information is contained in these materials?

A:

This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, the voting process and procedures, and information you may find useful in determining how to vote.

If you requested to receive printed proxy materials, these materials also include an accompanying proxy card. If you received more than one proxy card, this generally means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card or, if you vote via the Internet or by telephone, vote once for each proxy card you receive to ensure all of your shares are voted.

Q:	What proposals will be voted on at the Annual Meeting? What are the Board’s recommendations?

A:	The following table describes the proposals to be voted on at the Annual Meeting and the Board’s voting recommendations:

Proposal	Description	Board Voting Recommendation

1. Election of directors	Election of Sean L. Cunningham, Robert B. Knauss, and Vincent K. Petrella as Class III directors to serve a three-year term	FOR these nominees

2. Vote to approve, on an advisory basis, named executive officer compensation (Say-on-Pay)	Advisory vote to approve our named executive officers’ compensation	FOR

3. Ratification of appointment of independent auditors	Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023	FOR

At the time this Proxy Statement was mailed, we were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

2023 Notice and Proxy Statement	78

Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders

Q:	What is the record date? How many shares are entitled to vote?

A:

Shareholders who own Sotera Health common stock at the close of business on March 31, 2023, the record date, are entitled to vote at the Annual Meeting. On the record date, there were 282,516,756 shares of Sotera Health common stock outstanding. Each share of Sotera Health common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Sotera Health shareholders hold their shares as beneficial owners (through a broker, bank, or other nominee) rather than as a shareholder of record (directly in their own name).

Shareholders of Record. If your shares of Sotera Health common stock are registered directly in your name with Sotera Health’s transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to Sotera Health or to vote electronically at the Annual Meeting. If you requested printed proxy materials, we have enclosed an accompanying proxy card for you to use. You may also submit voting instructions via the Internet or by telephone by following the instructions on the accompanying proxy card, as described below under “How can I vote my shares?”

Beneficial Owners. If your shares of Sotera Health common stock are held in a brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. However, because you are not the shareholder of record, you may not vote these shares electronically at the Annual Meeting, unless you follow the instructions from your broker, bank or other nominee. Your broker, bank, or other nominee has included a voting instruction form for you to use to direct them how to vote your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them.

Q:	Can I attend the Annual Meeting?

A:

Sotera Health shareholders on the record date or their legal proxy holders may attend the Annual Meeting online at www.virtualshareholdermeeting.com/SHC2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.

Q:	How can I vote my shares?

A:

You may vote over the Internet, by telephone, by mail, or electronically at the Annual Meeting. Votes submitted by telephone or over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on Wednesday, May 24, 2023, unless otherwise indicated.

Voting over the Internet. To vote over the Internet, please follow either the instructions included on your proxy card or the voting instructions you receive by e-mail or that are being provided via the Internet. You will be asked to provide the 16-digit control number on your Notice of Internet Availability or Voting Instruction Form. If you vote over the Internet, you do not need to complete and mail a proxy card.

Voting by Telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the 16-digit control number on your Notice of Internet Availability or Voting Instruction Form. If you vote by telephone, you do not need to complete and mail a proxy card.

79

Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders

Voting by Mail. If you have requested printed proxy materials, you may vote by mail by signing the proxy card and returning it in the prepaid and addressed envelope enclosed with the proxy materials. By signing and returning the proxy card, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares of Sotera Health common stock will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Your printed proxy materials may also indicate methods whereby you may vote by telephone or over the Internet instead of signing, dating and returning the proxy card by mail.

Voting Electronically at the Meeting. If you attend the virtual Annual Meeting and plan to vote electronically at the Annual Meeting, you can vote by following the instructions provided when you log in to the online virtual Annual Meeting platform. If you are a shareholder of record, you have the right to vote electronically at the Annual Meeting. If you are the beneficial owner of shares held in street name, you may also vote electronically at the Annual Meeting if you follow the instructions from your broker, bank or other nominee to vote those shares.

Q:	Can I change my vote or revoke my proxy?

A:	If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the Annual Meeting. To change your vote or revoke your proxy, you must:

•	Sign and return a later-dated proxy card, or enter a new vote over the Internet or by telephone; or

•

Provide written notice of the revocation to Sotera Health’s Corporate Secretary at: Sotera Health Company, Attention: Alexander Dimitrief, Secretary, 9100 South Hills Blvd., Suite 300, Broadview Heights, Ohio 44147, before the proxies vote your shares at the Annual Meeting; or

•	Attend the virtual Annual Meeting and vote electronically at the meeting.

If you are a beneficial shareholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.

Only the latest validly-executed proxy that you submit will be counted.

Q:	What is the quorum requirement for the Annual Meeting?

A:

A majority of the outstanding shares entitled to vote as of the record date must be present at the Annual Meeting to constitute a quorum and in order to conduct business at the Annual Meeting. Your shares of Sotera Health common stock are counted as present if you vote in person at the Annual Meeting, over the Internet, by telephone, or by submitting a properly executed proxy card by mail.

Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

Q:	How are votes counted?

A:	The following table describes how voting results will be tabulated.

2023 Notice and Proxy Statement	80

Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders

Proposal	Voting Options	Required Vote	Effect of Abstentions and Broker Non-Votes	Broker Discretionary Voting Allowed?	Advisory Proposal?

1. Election of directors	FOR, AGAINST or ABSTAIN with respect to each of the director nominees	Majority of votes cast[1]	No effect - not counted as a “vote cast”	No	No

2. Vote to approve named executive officer compensation (Say-on-Pay)	FOR, AGAINST or ABSTAIN	Majority of votes cast	No effect - not counted as a “vote cast”	No	Yes

3. Ratification of appointment of independent auditors	FOR, AGAINST or ABSTAIN	Majority of votes cast	Abstentions have no effect - not counted as a “vote cast” Broker Non-Votes are counted	Yes	Yes

1.

In accordance with our Corporate Governance Guidelines, because the election of directors is uncontested, a director nominee must receive more votes cast “FOR” than “AGAINST” his election in order to be elected.

If you are a shareholder of record and you sign and return your proxy card without giving specific voting instructions, your shares will be voted on the proposals as recommended by our Board and in accordance with the discretion of the persons named on the proxy card with respect to any other matters that may properly come before the Annual Meeting.

If your shares are held in street name and you do not instruct your broker on a timely basis on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. Only the ratification of Ernst & Young LLP as our independent registered public accounting firm is a routine matter. Without your voting instructions, your brokerage firm cannot vote your shares on Proposal 1 or Proposal 2. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes are not considered entitled to vote on non-routine proposals. Broker non-votes will not have an effect on the outcome of the election of any director nominee or on the advisory vote on named executive officer compensation.

Q:	Who will count the votes? Where can I find the voting results of the Annual Meeting?

A:

Votes will be tabulated by an inspector of elections appointed for the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC following the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Sotera Health will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.

81

Questions and Answers About the Proxy Statement and Our 2023 Annual Meeting of Shareholders

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials in the mail?

A:

In accordance with SEC rules, we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On April 13, 2023, we commenced mailing a Notice of Internet Availability to our shareholders (other than those who had previously requested electronic or paper delivery) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice of Internet Availability also instructs you on how to vote over the Internet.

This process is designed to expedite shareholders’ receipt of proxy materials, reduce the cost of the Annual Meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q:

I share an address with another shareholder and we received only one paper copy or we receive multiple paper copies of the proxy materials. How can I obtain an additional copy, or a single copy, as applicable, of the proxy materials?

A:

Under a practice approved by the SEC called “householding,” shareholders who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one mailed copy of our proxy materials, unless one or more of these shareholders notifies us that he or she wishes to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the proxy materials for your household, please contact the Broadridge Householding Department at the aforementioned phone number or address.

2023 Notice and Proxy Statement	82

Board of Directors

Back row left to right: **James C. Neary**, Managing Director, Warburg Pincus; **Robert B. Knauss**, Managing Director, Warburg Pincus; **Sean L. Cunningham**, Managing Director, GTCR; **Michael B. Petras, Jr.**, Chairman and Chief Executive Officer, Sotera Health; **Vincent K. Petrella**, Former Executive Vice President, Chief Financial Officer and Treasurer, Lincoln Electric Holdings; **Ann R. Klee**, Former Executive Vice President of Business Development & External Affairs, Suffolk Construction; **David A. Donnini**, Managing Director, GTCR

Seated left to right: **David E. Wheadon, M.D.**, Former Senior Vice President, Global Regulatory Affairs, Patient Safety and Quality Assurance, Astrazeneca PLC; **Ruoxi Chen**, Managing Director, Warburg Pincus; **Constantine S. Mihas**, Managing Director, GTCR

Executive Management

Michael B. Petras, Jr.
Chairman and Chief Executive Officer, Sotera Health

Michael F. Biehl
Interim Chief Financial Officer, Sotera Health

Riaz Bandali
President, Nordion

Michael P. Rutz
President, Sterigenics

Joseph A. Shrawder
President, Nelson Labs

Kristin A. Gibbs
Chief Marketing Officer, Sotera Health

Alex Dimitrief
Senior Vice President, General Counsel and Secretary, Sotera Health

Robert G. Hauzie
Chief Information Officer, Sotera Health

Kathleen A. Hoffman
Senior Vice President, Global Environmental, Health & Safety, Sotera Health

William (BJ) O. Lehmann
Senior Vice President, Corporate Development & Strategy, Sotera Health

Sally R. Turner
Chief Human Resources Officer, Sotera Health

Sotera Health

Sotera Health Company
9100 South Hills Blvd, Suite 300
Broadview Heights, OH 44147
440.262.1410
Nasdaq: SHC

IR@soterahealth.com
soterahealth.com

SOTERA HEALTH COMPANY 9100 SOUTH HILLS BLVD, SUITE 300 BROADVIEW HEIGHTS, OH 44147
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET www.proxyvote.com or scan the QR Barcode above
Before The Meeting—Go to
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/SHC2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V12505-P91293 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
SOTERA HEALTH COMPANY
The Board of Directors recommends you vote FOR the following nominees:
1. Elect the following Class III nominees for director to hold office until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualified:
Nominees: For Against Abstain
1a. Sean L. Cunningham
1b. Robert B. Knauss
1c. Vincent K. Petrella
The Board of Directors recommends you vote FOR the For Against Abstain following proposal:
2. Approve, on an advisory, non-binding basis, our named executive officers’ compensation.
The Board of Directors recommends you vote FOR the For Against Abstain following proposal:
3. Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023.
SOTERA HEALTH COMPANY
The Board of Directors recommends you vote FOR the following nominees:
1. Elect the following Class III nominees for director to hold office until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualified:
Nominees: For Against Abstain
1a. Sean L. Cunningham
1b. Robert B. Knauss
1c. Vincent K. Petrella
The Board of Directors recommends you vote FOR the For Against Abstain following proposal:
2. Approve, on an advisory, non-binding basis, our named executive officers’ compensation.
The Board of Directors recommends you vote FOR the For Against Abstain following proposal:
3. Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
V12506-P91293
SOTERA HEALTH COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS
MAY 25, 2023
The shareholder(s) hereby appoint(s) Michael B. Petras, Jr. and Jessica L. M. H. Epp, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Sotera Health Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 9:00 a.m., Eastern Time on May 25, 2023, at www.virtualshareholdermeeting.com/SHC2023, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE